As filed with the Securities and Exchange Commission on July 2, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal Intermediate Bond Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Semi-Annual Report

April 30, 2013

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Floating Rate Income Fund	4
High Income Bond Fund	7
Municipal Intermediate Bond Fund	9
New York Municipal Income Fund	11
Short Duration Bond Fund	13
Short Duration High Income Fund	15
Strategic Income Fund	17
FUND EXPENSE INFORMATION	23

SCHEDULE OF INVESTMENTS

Core Bond Fund	25
Floating Rate Income Fund	32
High Income Bond Fund	40
Municipal Intermediate Bond Fund	50
New York Municipal Income Fund	56
Short Duration Bond Fund	58
Short Duration High Income Fund	62
Strategic Income Fund	69
FINANCIAL STATEMENTS	100

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	126
Floating Rate Income Fund	128
High Income Bond Fund	128
Municipal Intermediate Bond Fund	130
New York Municipal Income Fund	132
Short Duration Bond Fund	134
Short Duration High Income Fund	136
Strategic Income Fund	136
Directory	143
Proxy Voting Policies and Procedures	144
Quarterly Portfolio Schedule	144
Board Consideration of the Management and Sub-Advisory Agreements	144

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds. This report includes the new Neuberger Berman New York Municipal Income Fund, which was launched on March 11, 2013.

Co-managed by James Iselin and Blake Miller, Neuberger Berman New York Municipal Income Fund seeks to deliver high current income exempt from federal income tax and New York State and New York City personal income taxes by investing in a range of high-quality municipal securities. Total return is a secondary objective. We believe the Fund demonstrates our continued interest in providing relevant strategies to investors to help them achieve their long-term financial objectives.

Turning our attention to the fixed income market, most non-Treasury securities generally produced modest gains over the six months ended April 30, 2013. While some pundits expressed a view that Treasury security yields were unsustainably low, both short- and long-term rates were volatile during the period before ending slightly lower at the end of the six months. Falling short-term rates were partially due to the Federal Reserve's (the "Fed") vow to keep rates low until there was meaningful improvement in the labor market. Longer-term yields fell as a number of issues, including the November elections, the fiscal cliff and the European sovereign debt crisis caused investors to turn to the safety of U.S. Treasury securities on several occasions.

Despite several flights to quality, higher yielding non-Treasuries generated the best results during the reporting period. These securities were supported by overall solid investor demand as investors looked for ways to generate higher yields. This backdrop was typically beneficial for our Fixed Income Funds, as they were overweighted to non-Treasuries relative to their respective benchmarks.

Looking ahead, while the U.S. economy has grown in fits and starts in recent years, we believe it will continue to expand. That being said, we believe growth will likely be far from robust. Therefore, we anticipate inflation will remain well contained and the Fed will continue to maintain its accommodative monetary policy as the year progresses. In our view, this would be a positive backdrop for non-Treasuries given investors' ongoing quest for higher yields.

We believe our Fixed Income Funds are well positioned for such an environment, as they will likely continue to have overweight positions in non-Treasuries relative to their benchmarks. We also feel that overall demand for tax-free bonds will be solid given higher tax rates and their relatively attractive yields. As always, we will actively manage our Fixed Income Funds and proactively adjust their portfolios as we feel appropriate given evolving economic and investment conditions.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a 0.81% total return for the six months ended April 30, 2013, but underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 0.90% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Investors faced a number of uncertainties during the reporting period, including the potential impact of the fiscal cliff and sequestration. Mixed economic data and ongoing geopolitical issues impacted investor sentiment as well. Despite these challenges and periodic flights to quality, non-Treasuries posted positive returns during the period. Lower-quality securities generated the strongest results, as investors looked to generate incremental yield in the low interest rate environment. Also supporting non-Treasuries was ongoing monetary policy accommodation by the Federal Reserve (the "Fed"). Among the Fed's initiatives during the period was an extension of its open-ended program to purchase longer-term Treasuries and agency mortgage-backed securities. The Fed also vowed to keep the federal funds rate at a historically low level as long as the unemployment rate is above 6.5%, provided inflation remains well contained.

Detracting from results during the reporting period was the Fund's allocation to Treasury Inflation Protected Securities ("TIPS"). They underperformed the index as inflation expectations moderated given some weaker-than-expected economic data. The Fund's duration and yield curve positioning was also a drag on results. In contrast, the Fund's exposure to agency mortgage-backed securities ("MBS") was a positive for performance. Allocations to commercial mortgage-backed securities ("CMBS") and non-agency MBS were also beneficial for performance, as they were supported by generally solid investor demand. The Fund used long and short Treasury futures during the reporting period to assist in managing its duration positioning, which detracted from results.

There were no significant changes to the portfolio during the reporting period. However, we attempted to reduce the Fund's overall risk exposure by upgrading the quality of the investment grade corporate bond exposure in the portfolio.

Looking ahead, while a number of macro issues remain unresolved, we believe the economy has enough momentum to continue expanding, albeit at a below-trend pace. We anticipate the Fed will be true to its word and maintain an accommodative monetary policy as inflation should continue to remain benign. It is our belief that this backdrop will be supportive of fundamentals and demand for the spread sectors (i.e., those segments of the bond market where investors seek greater yield by undertaking the additional risks of investing in corporate or other securities not backed by the U.S. Treasury). As such, we anticipate adhering to our long-held strategy of overweighting the spread sectors as we feel it is appropriate for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	0.5%
Corporate Debt Securities	26.9
Mortgage-Backed Securities	47.1
U.S. Government Agency Securities	2.5
U.S. Treasury Securities	35.7
Short-Term Investments	5.1
Liabilities, less cash, receivables and other assets	(17.8)
Total	100.0%

PERFORMANCE HIGHLIGHTS2

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2013
	Date	04/30/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	0.61%	4.03%	6.87%	5.01%	5.65%
Institutional Class[3]	10/01/1995	0.81%	4.44%	7.31%	5.43%	6.05%
Class A4	12/20/2007	0.61%	3.94%	6.82%	5.18%	5.90%
Class C4	12/20/2007	0.33%	3.26%	6.06%	4.77%	5.67%
With Sales Charge
Class A4		-3.68%	-0.49%	5.89%	4.72%	5.64%
Class C4		-0.65%	2.26%	6.06%	4.77%	5.67%
Index
Barclays U.S. Aggregate Bond Index[1,14]		0.90%	3.68%	5.72%	5.04%	6.13%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2013, the 30-day SEC yields were 2.35%, 2.75%, 2.24% and 1.60% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.11%, 2.58%, 2.03% and 1.43% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Class A generated a 3.46% total return at NAV for the six months ended April 30, 2013, but underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 3.85% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The floating rate bank loan market generated solid results during the reporting period. Supporting the market were generally positive fundamentals, as corporate balance sheets were often flush with cash and defaults continued to be low. Against this backdrop, demand was generally strong as investors looked to generate incremental yield. The new issuance market remained robust during the reporting period. This was largely driven by refinancing activity, as issuers took advantage of low interest rates and extended their maturity profiles. For the six months ended April 30, 2013, B-rated securities in the index gained 3.70%, whereas BB-rated and CCC-rated securities returned 2.69% and 8.66%, respectively.

The Fund continued to allocate a portion of its assets in non-floating rate securities. We have the flexibility to allocate up to 20% of the portfolio in these securities, usually fixed-rate senior secured bonds, as they can help the Fund generate incremental yield. The Fund's non-floating rate allocation was between 5% and 6% during the period. This relatively low allocation is indicative of the fact that floating rate loan yields were relatively more attractive versus their non-floating rate counterparts.

We actively participated in the new issuance market by emphasizing securities in the primary rather than the secondary bank loan market due to the former's higher current yields. We also felt securities in the new issuance market provided better opportunities on a total return basis, as we identified loans in the primary market to issuers that had appropriate capital structures and that had positive operating momentum and relatively low leverage.

The Fund maintained its overweight to B-rated securities, relative to the benchmark, and underweight to CCC-rated securities during the reporting period. Elsewhere, we moved from an underweight to a modest overweight to BB-rated securities as we looked to upgrade the overall credit quality of the Fund. Our allocations to both B-rated and BB-rated securities were beneficial for results during the period, largely driven by strong security selection. However, our underweight to CCC-rated securities was not rewarded given their strong results.

From a sector perspective, security selection in chemicals, cable and financials was the largest contributor to performance. In contrast, security selection and an underweight in utilities, along with security selection in publishing and radio/TV, detracted the most from results during the reporting period.

We continue to have a positive outlook for the floating rate bank loan market. In our view, fundamentals remain strong and the corporate earnings environment is positive. While defaults have risen somewhat in recent months, they still remain well below their long-term annual average of 4%. We feel this trend will continue as we move through 2013. The technical backdrop, in our view, is also supportive for the market. Given continued elevated unemployment, we feel that the Federal Reserve's accommodative monetary policy will remain in place for the foreseeable future. Against this backdrop, we believe investor demand for floating rate loans should remain generally strong. It is our belief that the vast majority of performance in 2013 will continue to be driven by coupon payments.

While our view on the floating rate loan market is positive overall, several unresolved macro issues, including the economic weakness in Europe and geopolitical uncertainties elsewhere, could trigger periods of investor risk aversion. Even though these issues may not directly impact the fundamentals in the floating rate loan market, they could lead to short-term setbacks for the asset class.

Sincerely,

STEPHEN J. CASEY, ANN H. BENJAMIN, THOMAS P. O'REILLY AND JOSEPH P. LYNCH
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Floating Rate Income Fund

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments)
Less than One Year	8.5%
One to less than Five Years	24.5
Five to less than Ten Years	67.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2013
	Date	04/30/2013	1 Year	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	3.66%	6.75%	6.53%
Class A	12/29/2009	3.46%	6.35%	6.11%
Class C5	12/30/2009	3.07%	5.55%	5.37%
With Sales Charge
Class A		-0.90%	1.85%	4.75%
Class C5		2.07%	4.55%	5.37%
Index
S&P/LSTA Leveraged Loan Index[1,14]		3.85%	7.76%	7.27%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2013, the 30-day SEC yields were 3.84%, 3.31% and 2.71% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.69%, 3.16% and 2.55% for Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a 7.24% total return for the six months ended April 30, 2013, but lagged its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 7.26% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The high yield market generated strong results during the six-month reporting period, with the index posting positive returns during each month. As has been the case for much of the last year and a half, the overall market was supported by solid fundamentals and generally robust investor risk appetite. New high yield issuance remained strong, as issuers looked to take advantage of the low interest rate environment to reduce their borrowing costs and extend their maturity profiles. Against this backdrop, high yield defaults remained well below their historical average. Overall, the high yield market outperformed equal-duration Treasuries and lower-quality securities performed better than their higher-rated counterparts. For the six months ended April 30, 2013, CCC-rated (a relatively low rating) securities in the benchmark and BB-rated (rated higher) securities returned 10.93% and 5.64%, respectively.

Security selection in aggregate was beneficial for the Fund's performance relative to the index. The largest contributions came from our holdings in the chemicals, gaming and energy sectors. This was somewhat mitigated by security selection in the media-cable, health care, and food and drug retail sectors.

Sector positioning, overall, detracted from relative performance during the reporting period. In particular, overweights in printing and publishing and media-cable, relative to the benchmark, along with an underweight in banking, were negative for results. This was partially offset by our overweights in media-broadcast and technology and electronics, coupled with an underweight in aerospace defense.

In terms of the Fund's positioning from a ratings perspective, we maintained an overweight to BB-rated securities and an underweight to B-rated securities, relative to the benchmark. Elsewhere, we moved from an underweight to a neutral weighting to CCC-rated securities. Our BB overweight detracted from results, but this was more than offset by strong security selection in that ratings category. Positive security selection among our B-rated and CCC-rated holdings was also beneficial for results.

We made several adjustments to the portfolio during the reporting period. In addition to increasing the Fund's CCC allocation, we modestly pared its exposure to BB-rated securities. Elsewhere, we reduced the Fund's out-of-index allocation to bank loans from approximately 13% to 6% of the portfolio, as we found the bank loan market to be less attractive from a valuation perspective given its strong rally in the first quarter of 2013. Additionally, from a sector perspective, we reduced our overweight to energy and further added to our overweight in gaming.

We continue to have a generally positive outlook for the high yield market. In our view, fundamentals continue to be solid, with corporate balance sheets that are by and large flush with cash. Furthermore, high yield defaults have recently been lower than their historic average, a trend that we believe will continue. While recent data from certain economic indicators was far less than robust, we feel that the economy has enough momentum to continue expanding, albeit at a modest pace. We also believe inflation will remain benign and the Federal Reserve will be true to its word and maintain an accommodative monetary policy for the foreseeable future. It is our belief that this backdrop could lead to generally solid investor demand, which could be supportive of the overall high yield bond market going forward. That being said, given a number of unresolved macro issues, there could be periods of increased market volatility.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY AND RUSS COVODE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments)
Less than One Year	4.9%
One to less than Five Years	20.8
Five to less than Ten Years	68.2
Ten Years or Greater	6.1
Total	100.0%

PERFORMANCE HIGHLIGHTS6

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2013
	Date	04/30/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	7.24%	13.29%	11.29%	8.43%	8.36%
Institutional Class[8]	05/27/2009	7.31%	13.57%	11.49%	8.52%	8.41%
Class A8	05/27/2009	7.11%	13.02%	11.10%	8.33%	8.32%
Class C8	05/27/2009	6.71%	12.29%	10.48%	8.03%	8.17%
Class R3[8]	05/27/2009	6.98%	12.86%	10.91%	8.24%	8.27%
Class R6[8]	03/15/2013	7.15%	13.20%	11.27%	8.42%	8.36%
With Sales Charge
Class A8		2.55%	8.21%	10.14%	7.86%	8.09%
Class C8		5.71%	11.29%	10.48%	8.03%	8.17%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[1,14]		7.26%	14.01%	10.98%	9.53%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2013, the 30-day SEC yields were 4.44%, 4.58%, 4.02%, 3.46%, 3.96% and 4.65% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 1.56% total return for the six months ended April 30, 2013 and outperformed its benchmark, the Barclays 7-Year General Obligation Index, which provided a 1.17% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several periods of weakness, the municipal market posted a positive return during the six months ended April 30, 2013. The market initially performed well due to relatively modest supply and robust demand. However, municipal bonds in general experienced a setback in late 2012 due to uncertainties surrounding their tax-favored status amid the fiscal cliff negotiations. The market then rallied in January and February of 2013 as no changes were made to the tax-exempt status of municipal bonds. However, as is often the case, the municipal market sold off in March. This was triggered by an increase in supply, coupled with weaker demand as investors sold municipal bonds to meet their tax obligations. The market then ended the period on a positive note, as it generated solid results in April as demand resumed post tax season. Looking at the municipal market more closely, lower-quality securities outperformed their higher-quality counterparts as investors looked to generate incremental yield. The intermediate portion of the municipal curve produced strong results, outperforming its shorter-term counterparts.

We tactically adjusted the Fund's duration during the reporting period. We started the period with a long duration versus the index and then allowed it to shorten somewhat in the first quarter of 2013 given expected weakness during tax season. We then extended the Fund's duration post tax season and maintained this position for the remainder of the six-month term. Overall, duration was a positive for performance. In terms of the Fund's yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the intermediate range (six- to eight-year portion of the curve). The 10-year range of the curve was among the better performing areas over the reporting period. Given our overweight in the 10-year range relative to the benchmark, yield curve positioning added to relative results.

The Fund's higher-quality bias produced mixed results. Having only a small allocation to lower-rated BBB municipal bonds, including no exposure to the tobacco sector, was a drag on performance. However, this was partially offset by having an underweight to Puerto Rico, as it generated weak results given a rating downgrade in late 2012. Security selection in other territories contributed to results during the period.

We have a generally positive outlook for the municipal market. The municipal yield curve remains steep from a historical perspective and it is attractively valued versus U.S. Treasuries and other taxable fixed income securities. Furthermore, with unemployment remaining elevated, we anticipate the Federal Reserve will likely keep rates at their current ultra-low range for the foreseeable future. Given what we see as their compelling valuations versus other higher-quality fixed income securities, coupled with higher tax rates for upper income households, we anticipate demand for municipal bonds could be solid overall.

That being said, while no changes were made during the tax hike phase of the fiscal cliff negotiations, the tax-favored status of municipal bonds could again be on the table during discussions regarding federal government spending cuts. Against this backdrop, we could see periods of volatility in the municipal market going forward.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Investments)
Arizona	1.7%
Arkansas	1.9
California	10.2
Colorado	3.3
Connecticut	1.2
Delaware	0.1
District of Columbia	1.9
Florida	10.3
Georgia	2.6
Illinois	5.8
Indiana	3.6
Kansas	0.5
Louisiana	1.8
Maryland	0.6
Massachusetts	3.5
Michigan	0.8
Minnesota	0.5
Mississippi	2.4
Missouri	0.9
Nebraska	0.9
Nevada	0.5
New Jersey	5.2
New Mexico	0.5
New York	6.6
North Carolina	1.6
Ohio	3.1
Oregon	0.4
Pennsylvania	3.6
Puerto Rico	1.4
Rhode Island	1.6
South Carolina	3.8
Tennessee	2.9
Texas	9.7
Virginia	3.1
Washington	1.5
Total	100.0%

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2013
	Date	04/30/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	1.56%	4.21%	5.06%	3.76%	5.22%
Institutional Class[11]	06/21/2010	1.64%	4.37%	5.13%	3.80%	5.24%
Class A11	06/21/2010	1.45%	3.99%	4.91%	3.69%	5.19%
Class C11	06/21/2010	1.08%	3.21%	4.46%	3.47%	5.11%
With Sales Charge
Class A11		-2.89%	-0.45%	4.00%	3.24%	5.02%
Class C11		0.08%	2.21%	4.46%	3.47%	5.11%
Index
Barclays 7-Year GO Index[1,14]		1.17%	3.61%	6.02%	4.98%	6.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2013, the 30-day SEC yields were 1.34%, 1.49%, 1.07% and 0.38% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.37%, 2.63%, 1.89% and 0.67% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.18%, 1.33%, 0.93% and 0.27% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

New York Municipal Income Fund Commentary

Neuberger Berman New York Municipal Income Fund, which was launched on March 11, 2013, seeks high current income exempt from federal income tax and New York State and New York City personal income taxes by investing in a range of high-quality municipal securities. Total return is a secondary objective. The Fund normally invests at least 80% of its net assets in securities issued by the State of New York, any of its political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands and Puerto Rico.

Neuberger Berman New York Municipal Income Fund Institutional Class generated a 0.95% total return for the period from its inception on March 11, 2013 through April 30, 2013. During this same time period, its benchmark, the Barclays 7-Year General Obligation Index, provided a 1.19% return.

Despite some initial weakness, the municipal market posted a positive return during the seven-week reporting period (since the Fund's launch). As is often the case, the market sold off in March. This was triggered by an increase in supply, coupled with weaker demand as investors sold municipal bonds to meet their tax obligations. The market then ended the period on a positive note, as it generated solid results in April as demand resumed post tax season.

We adjusted the Fund's duration during the reporting period to bring it closer in line with that of its benchmark. While the Fund maintained a short duration, we extended it somewhat and took advantage of seasonal weakness during tax season. Having a short duration was a modest detractor from results during the market's rally in April. In terms of the Fund's yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the intermediate range (six- to eight-year portion of the curve). Yield curve positioning did not meaningfully impact results during the period.

The Fund's positioning from a quality perspective was similar to that of the benchmark and, as such, it did not significantly help or hurt its relative performance. Elsewhere, security selection was positive for results during the period.

We have a generally positive outlook for the municipal market. The municipal yield curve remains steep from a historical perspective and it is attractively valued versus U.S. Treasuries and other taxable fixed income securities. Furthermore, with unemployment remaining elevated, we anticipate the Federal Reserve will likely keep rates at their current ultra-low range for the foreseeable future. Given what we see as their compelling valuations versus other higher-quality fixed income securities, coupled with higher tax rates for upper income households, we anticipate demand for municipal bonds to be solid overall.

That being said, while no changes were made during the tax hike phase of the fiscal cliff negotiations, the tax-favored status of municipal bonds could again be on the table during discussions regarding federal government spending cuts. Against this backdrop, we could see periods of volatility in the municipal market going forward.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

New York Municipal Income Fund

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Investments)
New York	98.4%
Puerto Rico	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS10

	Inception Date	Cumulative Total Return Ended 04/30/2013 Life of Fund
At NAV
Institutional Class	03/11/2013[16]	0.95%
Index
Barclays 7-Year GO Index[1,14]		1.19%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2013, the 30-day SEC yield was 0.56% for Institutional Class. The tax-equivalent yield was 0.99% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a 1.01% total return for the six months ended April 30, 2013 and outperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which provided a 0.48% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Investors faced a number of uncertainties during the reporting period, including the potential impact of the fiscal cliff and sequestration. Mixed economic data and ongoing geopolitical issues impacted investor sentiment as well. Despite these challenges and periodic flights to quality, non-Treasuries posted positive returns during the period. Lower-quality securities generated the strongest results, as investors looked to generate incremental yield in the low interest rate environment. Also supporting non-Treasuries was ongoing monetary policy accommodation by the Federal Reserve (the "Fed"). Among the Fed's initiatives during the period was an extension of its open-ended program to purchase longer-term Treasuries and agency mortgage-backed securities. The Fed also vowed to keep the federal funds rate at a historically low level as long as the unemployment rate is above 6.5%, provided inflation remains well contained.

The Fund's overweight to non-Treasuries, relative to the benchmark, was the largest driver of its performance during the reporting period. The largest contributors to results were the Fund's exposures to non-agency mortgage-backed securities ("MBS") and commercial mortgage-backed securities ("CMBS"). The Fund's allocation to investment grade corporate bonds was also beneficial, albeit to a lesser extent. In all three cases, these sectors were supported by generally robust investor demand. There were no significant detractors from results during the period.

There were several adjustments made to the portfolio from a sector perspective. We reduced the Fund's allocation to Treasuries and increased our exposures to investment grade corporate bonds, lower coupon 15-year agency MBS, CMBS and floating rate asset-backed securities ("ABS"). Within the investment grade corporate bond market, we actively participated in the new issuance market, initiating new positions as well as extending the maturities of companies that we found to be attractive.

Looking ahead, while a number of macro issues remain unresolved, we believe the economy has enough momentum to continue expanding, albeit at a below-trend pace. We anticipate the Fed will be true to its word and maintain an accommodative monetary policy as inflation should continue to remain benign. It is our belief that this backdrop will be supportive of fundamentals and demand for the spread sectors (i.e., those segments of the bond market where investors seek greater yield by undertaking the additional risks of investing in corporate and other securities not backed by the U.S. Treasury). As such, we anticipate adhering to our long-held strategy of overweighting the spread sectors as we feel it is appropriate for long-term investors.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	15.7%
Corporate Debt Securities	41.2
Mortgage-Backed Securities	29.8
U.S. Treasury Securities	12.3
Short-Term Investments	2.5
Liabilities, less cash, receivables and other assets	(1.5)
Total	100.0%

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2013
	Date	04/30/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	1.01%	2.65%	2.15%	1.95%	4.72%
Trust Class[12]	08/30/1993	0.84%	2.60%	2.03%	1.85%	4.65%
Institutional Class[12]	06/21/2010	0.99%	2.86%	2.24%	1.99%	4.74%
Class A12	06/21/2010	0.94%	2.53%	2.03%	1.89%	4.70%
Class C12	06/21/2010	0.44%	1.76%	1.60%	1.67%	4.61%
With Sales Charge
Class A12		-1.63%	0.02%	1.52%	1.63%	4.60%
Class C12		-0.56%	0.76%	1.60%	1.67%	4.61%
Index
Barclays 1-3 Year U.S. Government/Credit Index[1,14]		0.48%	1.04%	2.52%	3.03%	5.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2013, the 30-day SEC yields were 0.60%, 0.51%, 0.80%, 0.42% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.15%, 0.00%, 0.34%, 0.00% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund Commentary

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 4.87% total return for the six months ended April 30, 2013, but lagged its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 4.98% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The high yield market generated strong results during the six-month reporting period, with the index posting positive returns during each month. As has been the case for much of the last year and a half, the overall market was supported by solid fundamentals and generally robust investor risk appetite. New high yield issuance remained strong, as issuers looked to take advantage of the low interest rate environment to reduce their borrowing costs and extend their maturity profiles. Against this backdrop, high yield defaults remained well below their historical average. Overall, the high yield market outperformed equal-duration Treasuries and lower-quality securities performed better than their higher-rated counterparts.

For the Fund, the sectors that were the most beneficial to absolute performance during the reporting period were energy, technology, electronics and telecommunications. While no sectors detracted from absolute performance, those adding the least value were aerospace defense, food, beverage and tobacco, as well as transportation ex-air and rail.

From a quality perspective, approximately 87% of the portfolio was held in securities rated B and BB. If we had allocated a larger portion of the portfolio to securities rated CCC, we would have further enhanced the Fund's absolute performance, as this portion of the market outperformed both B- and BB-rated securities, although that move would have increased the risk in the portfolio.

We continue to have a generally positive outlook for the high yield market. In our view, fundamentals continue to be solid, with corporate balance sheets that are by and large flush with cash. Furthermore, high yield defaults have recently been lower than their historic average, a trend that we believe will continue. While recent data from certain economic indicators was far less than robust, we feel that the economy has enough momentum to continue expanding, albeit at a modest pace. We also believe inflation will remain benign and the Federal Reserve will be true to its word and maintain an accommodative monetary policy for the foreseeable future. It is our belief that this backdrop could lead to generally solid investor demand, which could be supportive of the overall high yield bond market going forward. That being said, given a number of unresolved macro issues, there could be periods of increased market volatility.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY AND RUSS COVODE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments)
Less than One Year	4.1%
One to less than Five Years	59.4
Five to less than Ten Years	36.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended 04/30/2013	Cumulative Total Return Ended 04/30/2013 Life of Fund
At NAV
Institutional Class	09/28/2012	4.87%	5.28%
Class A	09/28/2012	4.68%	5.06%
Class C	09/28/2012	4.29%	4.61%
With Sales Charge
Class A		0.28%	0.63%
Class C		3.29%	3.61%
Index
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		4.98%	6.11%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2013, the 30-day SEC yields were 2.97%, 2.48% and 1.86% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.95%, 0.00% and 0.00% for Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a 3.15% total return for the six months ended April 30, 2013 and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 0.90% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Investors faced a number of uncertainties during the reporting period, including the potential impact of the fiscal cliff and sequestration. Mixed economic data and ongoing geopolitical issues impacted investor sentiment as well. Despite these challenges and periodic flights to quality, non-Treasuries posted positive returns during the period. Lower-quality securities generated the strongest results, as investors looked to generate incremental yield in the low interest rate environment. Also supporting non-Treasuries was ongoing monetary policy accommodation by the Federal Reserve (the "Fed"). Among the Fed's initiatives during the period was an extension of its open-ended program to purchase longer-term Treasuries and agency mortgage-backed securities. The Fed also vowed to keep the federal funds rate at a historically low level as long as the unemployment rate is above 6.5%, provided inflation remains well contained.

Contributing to the Fund's performance during the reporting period were its allocations to high yield corporate bonds, bank loans, non-agency mortgage-backed securities ("MBS"), commercial mortgage-backed securities ("CMBS") and emerging market debt. In each case, they were supported by generally solid investor demand. The Fund's duration and yield curve positioning, as well as its allocation to Treasury Inflation Protected Securities ("TIPS"), detracted from results. TIPS underperformed the index as inflation expectations moderated given some weaker-than-expected economic data. The Fund's exposure to agency MBS was also a modest drag on results. The Fund used long and short Treasury and interest rate futures during the reporting period to assist in managing its duration positioning, which detracted from results.

There were no significant changes to the portfolio during the reporting period. However, we attempted to reduce the Fund's overall risk exposure by upgrading the quality of the investment grade corporate bond exposure in the portfolio. We also pared the Fund's high yield corporate bond exposure and increased our allocation to bank loans, the latter of which is relatively higher in the capital structure.

Looking ahead, while a number of macro issues remain unresolved, we believe the economy has enough momentum to continue expanding, albeit at a below-trend pace. We anticipate the Fed will be true to its word and maintain an accommodative monetary policy as inflation should continue to remain benign. It is our belief that this backdrop will be supportive of fundamentals and demand for the spread sectors (i.e., those segments of the bond market where investors seek greater yield by undertaking the additional risks of investing in corporate and other securities not backed by the U.S. Treasury). As such, we anticipate adhering to our long-held strategy of overweighting the spread sectors as we feel it is appropriate for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	7.8%
Corporate Debt Securities	35.9
Bank Loan Obligations	18.0
Government Securities	6.5
Mortgage-Backed Securities	38.6
U.S. Government Agency Securities	2.0
U.S. Treasury Securities	9.3
Short-Term Investments	4.5
Liabilities, less cash, receivables and other assets	(22.6)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/302013
	Date	04/30/2013	1 Year	5 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	2.97%	9.42%	9.25%	8.40%
Institutional Class	07/11/2003	3.15%	9.80%	9.64%	8.63%
Class A13	12/20/2007	2.94%	9.36%	9.21%	8.39%
Class C13	12/20/2007	2.59%	8.60%	8.42%	7.97%
Class R6[13]	03/15/2013	3.16%	9.81%	9.64%	8.63%
With Sales Charge
Class A13		-1.45%	4.68%	8.27%	7.92%
Class C13		1.59%	7.60%	8.42%	7.97%
Index
Barclays U.S. Aggregate Bond Index[1,14]		0.90%	3.68%	5.72%	5.00%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Because the Fund had a different goal and strategy, which included managing assets by an asset allocation committee, prior to February 29, 2008, its performance during that time might have been different if current policies had been in effect.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2013, the 30-day SEC yields were 3.19%, 3.54%, 3.01%, 2.44% and 3.61% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.08%, 3.43%, 2.90%, 2.31% and 3.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 21 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees).The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to each respective class' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940 ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996.

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' inception date is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. Class R6 has lower expenses and typically higher returns than Institutional Class.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Barclays 1-3 Year U.S. Government/Credit Index:

An unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued.

Barclays 7-Year General Obligation Index:

An unmanaged total return performance benchmark for the 7-year (6-8) maturity component of the Barclays General Obligation ("G.O.") Index, which tracks the performance of the investment-grade G.O. (state and local) tax-exempt bond market.

Barclays U.S. Aggregate Bond Index:

An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. Asset backed securities must have at least $500 million deal size and $25 million tranche size. For commercial mortgage-backed securities, the original transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the current outstanding transaction size must be at least $300 million to remain in the index.

S&P/LSTA Leveraged Loan Index:

A daily total return index that uses Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The Index represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

An unmanaged market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index:

An unmanaged index that tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive, based on an average of Moody's, S&P and Fitch, have a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, 144a securities, both with and without registration rights, and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Eurodollar bonds (USD bonds not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal, warrant-bearing, DRD-eligible and defaulted securities are excluded from the Index. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rate basis.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2013 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/2013 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During the Period(1) 11/1/12 - 4/30/13		Expense Ratio	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During the Period(1) 11/1/12 - 4/30/13	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,006.10	$4.23		.85%	$1,000.00	$1,020.58	$4.26	.85%
Institutional Class	$1,000.00	$1,008.10	$2.24		.45%	$1,000.00	$1,022.56	$2.26	.45%
Class A	$1,000.00	$1,006.10	$4.23		.85%	$1,000.00	$1,020.58	$4.26	.85%
Class C	$1,000.00	$1,003.30	$7.95		1.60%	$1,000.00	$1,016.86	$8.00	1.60%
Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$1,036.60	$3.53		.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,034.60	$5.40		1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,030.70	$9.16		1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,072.40	$4.37		.85%	$1,000.00	$1,020.58	$4.26	.85%
Institutional Class	$1,000.00	$1,073.10	$3.60		.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,071.10	$5.60		1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Class C	$1,000.00	$1,067.10	$9.38		1.83%	$1,000.00	$1,015.72	$9.15	1.83%
Class R3	$1,000.00	$1,069.80	$6.83		1.33%	$1,000.00	$1,018.20	$6.66	1.33%
Class R6	$1,000.00	$1,024.50	$0.85	(2)	.65%	$1,000.00	$1,021.57	$3.26	.65%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,015.60	$3.25		.65%	$1,000.00	$1,021.57	$3.26	.65%
Institutional Class	$1,000.00	$1,016.40	$2.50		.50%	$1,000.00	$1,022.32	$2.51	.50%
Class A	$1,000.00	$1,014.50	$4.35		.87%	$1,000.00	$1,020.48	$4.36	.87%
Class C	$1,000.00	$1,010.80	$8.08		1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Neuberger Berman New York Municipal Income Fund
Institutional Class	$1,000.00	$1,006.00	$1.59	(3)	.95%	$1,000.00	$1,020.08	$4.76	.95%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,010.10	$3.49		.70%	$1,000.00	$1,021.32	$3.51	.70%
Trust Class	$1,000.00	$1,008.40	$3.98		.80%	$1,000.00	$1,020.83	$4.01	.80%
Institutional Class	$1,000.00	$1,009.90	$2.49		.50%	$1,000.00	$1,022.32	$2.51	.50%
Class A	$1,000.00	$1,009.40	$4.33		.87%	$1,000.00	$1,020.48	$4.36	.87%
Class C	$1,000.00	$1,004.40	$8.05		1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Neuberger Berman Short Duration High Income Fund
Institutional Class	$1,000.00	$1,048.70	$3.81		.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,046.80	$5.68		1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,042.90	$9.47		1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Neuberger Berman Strategic Income Fund
Trust Class	$1,000.00	$1,029.70	$5.54		1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Institutional Class	$1,000.00	$1,031.50	$3.78		.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,029.40	$5.79		1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class C	$1,000.00	$1,025.90	$9.29		1.85%	$1,000.00	$1,015.62	$9.25	1.85%
Class R6	$1,000.00	$1,017.50	$0.88	(2)	.68%	$1,000.00	$1,021.42	$3.41	.68%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 47/365 (to reflect the period shown of March 15, 2013 to April 30, 2013).

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period shown of March 1, 2013 to April 30, 2013). Expenses prior to March 11, 2013, are that of the Builder Class of the Predecessor Fund (see Note F of Notes to Financial Statements for more information).

(4)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (35.7%)
$2,700	U.S. Treasury Bonds, 6.25%, due 8/15/23	$3,872
8,830	U.S. Treasury Bonds, 6.88%, due 8/15/25	13,611	ØØ
5,845	U.S. Treasury Bonds, 5.50%, due 8/15/28	8,294	ØØ
5,468	U.S. Treasury Inflation Index Bonds, 0.50%, due 4/15/15	5,663
5,794	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26	7,607
671	U.S. Treasury Inflation Index Bonds, 3.88%, due 4/15/29	1,107
9,534	U.S. Treasury Inflation Index Notes, 0.13%, due 4/15/17	10,151
668	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	784	ØØ
16,000	U.S. Treasury Notes, 0.25%, due 1/31/14	16,015	ØØ
5,130	U.S. Treasury Notes, 0.63%, due 11/30/17	5,138	ØØ
14,230	U.S. Treasury Notes, 3.63%, due 8/15/19	16,590	ØØ
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $87,343)	88,832
U.S. Government Agency Securities (2.5%)
720	Federal Farm Credit Bank, Bonds, 1.46%, due 11/19/19	720	ØØ
1,505	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	2,074	ØØ
470	Federal National Mortgage Association, Notes, 1.50%, due 10/23/19	471
1,610	Federal National Mortgage Association, Notes, 1.55%, due 10/29/19	1,613
1,200	Federal National Mortgage Association, Notes, 1.60%, due 12/24/20	1,197	ØØ
	Total U.S. Government Agency Securities (Cost $5,932)	6,075
Mortgage-Backed Securities (47.1%)
Collateralized Mortgage Obligations (0.9%)
178	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 3.08%, due 9/20/35	154	µ
49	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.42%, due 7/20/36	46	µ
86	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.47%, due 1/25/36	79	µ
22	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.44%, due 5/25/32	22	µ
236	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.71%, due 11/25/35	223	µ
169	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 2.80%, due 5/25/35	155	µ
279	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 2.85%, due 3/25/47	236	µ
138	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 2.93%, due 1/25/37	110	µ
32	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 2.79%, due 5/25/36	25	µ
322	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 3.11%, due 6/25/36	246	µ
461	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 2.88%, due 6/25/35	429	µ
139	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.32%, due 4/25/47	78	µ
42	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.46%, due 7/25/35	41	µ
262	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 3.85%, due 1/25/36	201	µ
89	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.41%, due 9/25/46	60	µ
		2,105
Commercial Mortgage-Backed (13.4%)
390	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	436
500	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	560	ØØ
1,025	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	1,167	ØØ
725	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.80%, due 6/10/49	832	µØØ
455	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 2/10/51	474
500	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	566	ØØ
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	468
1,075	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.21%, due 12/10/49	1,268	µØØ
1,000	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	1,134	ØØ
3,963	Commercial Mortgage Trust, Ser. 2012-CR2, Class XA, 2.12%, due 8/15/45	502	µØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$82	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.38%, due 4/15/22	$81	ñµ
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.87%, due 6/15/39	92	µ
1,169	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,313	ØØ
520	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.95%, due 9/15/39	598	µØØ
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	110
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	1,162	ØØ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.25%, due 2/15/41	295	µ
1,500	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.99%, due 5/15/46	1,760	µØØ
850	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	971	ØØ
550	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	626	ØØ
1,500	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.98%, due 8/10/45	1,726	µ
3,444	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.38%, due 1/10/45	471	ñµ
1,100	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	1,247	ØØ
1,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	1,371	ØØ
1,950	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	2,231	ØØ
1,380	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.00%, due 6/15/49	1,597	µØØ
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,425	ØØ
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,138	ØØ
1,400	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 6/12/50	1,606	µØØ
8,638	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C7, Class XA, 1.91%, due 2/15/46	983	µØØ
3,500	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C9, Class XA, 1.62%, due 5/15/46	324	Ø
229	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	236
300	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	353
4,989	UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C5, Class XA, 1.31%, due 3/10/46	413	ñµ
1,755	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.92%, due 6/15/49	2,034	µØØ
7,489	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.66%, due 3/15/45	715	ñµØØ
2,975	WF-RBS Commercial Mortgage Trust, Ser. 2012-C9, Class XA, 2.44%, due 11/15/45	424	ñµ
5,996	WF-RBS Commercial Mortgage Trust, Ser. 2013-C12, Class XA, 1.68%, due 3/15/48	621	ñØØ
		33,330
Fannie Mae (16.8%)
3,453	Pass-Through Certificates, 4.00%, due 10/1/31-11/1/42	3,699	Ø
5,614	Pass-Through Certificates, 4.50%, due 11/1/39-6/1/41	6,063	Ø
4,168	Pass-Through Certificates, 5.00%, due 3/1/21-8/1/38	4,531
2,638	Pass-Through Certificates, 5.50%, due 5/1/30-4/1/40	2,880
3,058	Pass-Through Certificates, 6.00%, due 11/1/15-11/1/38	3,361
66	Pass-Through Certificates, 8.50%, due 4/1/34	80
4,145	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	4,335	Ø
10,790	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	11,493	Ø
1,730	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	1,852	Ø
3,215	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	3,466	Ø
		41,760
Freddie Mac (16.0%)
212	Pass-Through Certificates, 2.61%, due 2/1/37	227	µ
403	Pass-Through Certificates, 2.72%, due 4/1/37	431	µ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$5,775	Pass-Through Certificates, 4.00%, due 9/1/40-6/1/42	$6,169
4,247	Pass-Through Certificates, 4.50%, due 1/1/38-7/1/41	4,551
843	Pass-Through Certificates, 5.00%, due 5/1/23-5/1/41	909
3,252	Pass-Through Certificates, 5.50%, due 5/1/35-11/1/38	3,514
89	Pass-Through Certificates, 6.00%, due 12/1/37	97
19	Pass-Through Certificates, 6.50%, due 11/1/25	21
15,930	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	16,933	Ø
6,555	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	6,999	Ø
		39,851
	Total Mortgage-Backed Securities (Cost $112,630)	117,046
Corporate Debt Securities (26.9%)
Aerospace & Defense (0.4%)
905	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	975	ØØ
Agriculture (0.4%)
905	Imperial Tobacco Finance PLC, Guaranteed Notes, 3.50%, due 2/11/23	927	ñØØ
Airlines (0.7%)
665	American Airlines, Inc., Equipment Trust, Ser. 2013-1 Class A, 4.00%, due 7/15/25	668	ñØØ
630	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2012-02, Class A, 4.00%, due 10/29/24	663	ØØ
490	US Airways, Pass Through Certificates, Ser. 2013-1, Class A, 3.95%, due 11/15/25	492
		1,823
Auto Manufacturers (0.5%)
805	Daimler Finance N.A. LLC, Guaranteed Notes, 1.88%, due 1/11/18	814	ñØØ
330	Volkswagen Int'l Finance NV, Guaranteed Notes, 1.15%, due 11/20/15	332	ñØØ
		1,146
Banks (6.1%)
540	ANZ New Zealand Int'l Ltd., Bank Guaranteed Notes, 1.13%, due 3/24/16	542	ñ
1,320	Bank of America Corp., Senior Unsecured Notes, 1.50%, due 10/9/15	1,328	ØØ
705	Bank of America Corp., Senior Unsecured Notes, 2.00%, due 1/11/18	707	ØØ
500	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.30%, due 1/11/23	506	ØØ
835	Bank of Montreal, Senior Unsecured Medium-Term Notes, 0.80%, due 11/6/15	837	ØØ
690	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	710	ØØ
400	FirstMerit Corp., Subordinated Notes, 4.35%, due 2/4/23	420
1,195	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.30%, due 5/3/15	1,247	ØØ
855	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, due 3/1/16	912	ØØ
400	JPMorgan Chase & Co., Senior Unsecured Notes, 2.00%, due 8/15/17	411	ØØ
620	JPMorgan Chase & Co., Subordinated Notes, 3.38%, due 5/1/23	618	Ø
800	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	806	ØØ
730	Morgan Stanley, Senior Unsecured Notes, 2.13%, due 4/25/18	732
810	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	944	ØØ
865	Rabobank Nederland, Senior Unsecured Notes, 1.70%, due 3/19/18	872	ØØ
1,035	Skandinaviska Enskilda Banken AB, Senior Unsecured Notes, 1.75%, due 3/19/18	1,045	ñØØ
615	Sumitomo Mitsui Banking Corp., Bank Guaranteed Notes, 1.50%, due 1/18/18	617	ØØ
1,035	Swedbank AB, Senior Unsecured Notes, 1.75%, due 3/12/18	1,043	ñØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$875	Wells Fargo & Co., Subordinated Notes, Series M, 3.45%, due 2/13/23	$893	ØØ
		15,190
Beverages (0.8%)
925	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 2.50%, due 7/15/22	931	ØØ
320	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 3.75%, due 7/15/42	311	ØØ
615	Pernod-Ricard SA, Senior Unsecured Notes, 5.50%, due 1/15/42	713	ñØØ
		1,955
Commercial Services (0.4%)
755	ERAC USA Finance LLC, Guaranteed Notes, 7.00%, due 10/15/37	995	ñ
Computers (1.5%)
1,415	Apple, Inc., Senior Unsecured Notes, 2.40%, due 5/3/23	1,413
580	Hewlett-Packard Co., Senior Unsecured Notes, 2.60%, due 9/15/17	590	ØØ
1,125	Hewlett-Packard Co., Senior Unsecured Notes, 4.65%, due 12/9/21	1,164	ØØ
475	NetApp, Inc., Senior Unsecured Notes, 2.00%, due 12/15/17	479	ØØ
		3,646
Diversified Financial Services (2.7%)
285	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.00%, due 6/12/17	295	ØØ
390	General Electric Capital Corp., Senior Secured Notes, 1.00%, due 12/11/15	393	ØØ
1,250	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 2.30%, due 4/27/17	1,300	ØØ
1,030	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 3.15%, due 9/7/22	1,047	ØØ
1,075	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 3.10%, due 1/9/23	1,091	ØØ
485	Jefferies Group LLC, Senior Unsecured Notes, 5.13%, due 4/13/18	537
1,450	Nomura Holdings, Inc., Senior Unsecured Medium-Term Notes, 2.00%, due 9/13/16	1,458	ØØ
705	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 2.63%, due 1/10/23	711	ØØ
		6,832
Electric (1.9%)
715	Dominion Resources, Inc., Senior Unsecured Notes, Ser. C, 4.05%, due 9/15/42	721
470	Duke Energy Corp., Senior Unsecured Notes, 1.63%, due 8/15/17	477	ØØ
1,660	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	1,780	ØØ
485	Georgia Power Co., Senior Unsecured Notes, 4.30%, due 3/15/42	507	ØØ
645	Pacific Gas & Electric Co., Senior Unsecured Notes, 4.45%, due 4/15/42	697	ØØ
415	Southern California Edison Co., 1st Mortgage, Ser. 13-A, 3.90%, due 3/15/43	428
		4,610
Electronics (0.1%)
170	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.85%, due 1/15/18	170
Food (0.3%)
605	Kraft Foods Group, Inc., Senior Unsecured Notes, 5.00%, due 6/4/42	686
Healthcare-Products (0.2%)
560	St. Jude Medical, Inc., Senior Unsecured Notes, 4.75%, due 4/15/43	599

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Healthcare-Services (0.4%)
$355	Aetna, Inc., Senior Unsecured Notes, 4.13%, due 11/15/42	$356	ØØ
660	WellPoint, Inc., Senior Unsecured Notes, 1.88%, due 1/15/18	670	ØØ
		1,026
Holding Companies - Diversified (0.2%)
510	EADS Finance BV, Guaranteed Notes, 2.70%, due 4/17/23	513	ñ
Insurance (0.9%)
1,380	Prudential Financial, Inc., Junior Subordinated Notes, 5.88%, due 9/15/42	1,491	µØØ
695	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	707	µØØ
		2,198
Iron - Steel (0.0%)
110	Cliffs Natural Resources, Inc., Senior Unsecured Notes, 4.88%, due 4/1/21	111
Media (2.0%)
840	DIRECTV Holdings LLC, Guaranteed Notes, 2.40%, due 3/15/17	869	ØØ
485	DIRECTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	543	ØØ
630	NBCUniversal Enterprise, Inc., Guaranteed Notes, 1.66%, due 4/15/18	638	ñ
510	NBCUniversal Media LLC, Guaranteed Notes, 6.40%, due 4/30/40	685
480	NBCUniversal Media LLC, Guaranteed Notes, 4.45%, due 1/15/43	509
435	Time Warner Cable, Inc., Guaranteed Notes, 4.13%, due 2/15/21	476
670	Time Warner Cable, Inc., Guaranteed Notes, 5.50%, due 9/1/41	724	ØØ
490	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	601
		5,045
Mining (0.8%)
1,225	Barrick Gold Corp., Unsecured Notes, 4.10%, due 5/1/23	1,228	ñ
670	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 3.88%, due 3/15/23	675	ñØØ
		1,903
Oil & Gas (1.1%)
1,020	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	1,173	ØØ
845	BP Capital Markets PLC, Guaranteed Notes, 1.38%, due 11/6/17	853	ØØ
465	Suncor, Inc., Senior Unsecured Notes, 6.50%, due 6/15/38	603	ØØ
		2,629
Pharmaceuticals (1.1%)
930	AbbVie, Inc., Guaranteed Notes, 1.20%, due 11/6/15	937	ñØØ
295	AbbVie, Inc., Senior Unsecured Notes, 4.40%, due 11/6/42	312	ñ
1,500	Express Scripts Holding Co., Guaranteed Notes, 2.65%, due 2/15/17	1,577	ØØ
		2,826

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Pipelines (0.5%)
$665	Energy Transfer Partners LP, Senior Unsecured Notes, 6.50%, due 2/1/42	$801
535	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, due 3/15/44	575	ØØ
		1,376
Real Estate Investment Trust (0.4%)
490	Health Care REIT, Inc., Senior Unsecured Notes, 2.25%, due 3/15/18	500	ØØ
435	Ventas Realty LP/Ventas Capital Corp., Guaranteed Notes, 2.00%, due 2/15/18	440
		940
Retail (0.7%)
640	Home Depot, Inc., Senior Unsecured Notes, 4.20%, due 4/1/43	671
435	Wal-Mart Stores, Inc., Senior Unsecured Notes, 2.55%, due 4/11/23	439
580	Wal-Mart Stores, Inc., Senior Unsecured Notes, 4.00%, due 4/11/43	598
		1,708
Telecommunications (2.4%)
1,035	AT&T, Inc., Senior Unsecured Notes, 0.80%, due 12/1/15	1,033	ØØ
390	AT&T, Inc., Senior Unsecured Notes, 1.40%, due 12/1/17	392	ØØ
800	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	1,027	ØØ
1,545	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	1,818	ØØ
575	SK Telecom Co. Ltd., Senior Unsecured Notes, 2.13%, due 5/1/18	579	ñØØ
1,145	Telefonaktiebolaget LM Ericsson, Senior Unsecured Notes, 4.13%, due 5/15/22	1,214	ØØ
		6,063
Transportation (0.4%)
650	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, due 3/15/43	683	ØØ
335	CSX Corp., Senior Unsecured Notes, 4.10%, due 3/15/44	329
		1,012
	Total Corporate Debt Securities (Cost $64,540)	66,904
Asset-Backed Securities (0.5%)
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.35%, due 8/25/36	192	µ
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.66%, due 12/25/33	15	µ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.57%, due 1/25/36	91	µ
439	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.40%, due 4/25/36	376	µ
14	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.46%, due 8/25/35	14	µ
279	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.37%, due 3/25/36	203	µ
42	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.42%, due 4/25/33	41	µ
51	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.36%, due 1/20/36	51	µ
60	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.38%, due 3/20/36	59	µ
143	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.30%, due 7/25/36	63	µ
12	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 4.25%, due 1/25/35	0	µ
152	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.30%, due 7/25/36	104	µ
10	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.88%, due 3/25/33	8	µ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.74%, due 3/25/35	8	µ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.88%, due 1/25/34	4	µ
	Total Asset-Backed Securities (Cost $1,605)	1,229

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
		(000's omitted)[z]
Short-Term Investments (5.1%)
12,681,441	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $12,681)	$12,681	ØØ
	Total Investments (117.8%) (Cost $284,731)	292,767	##
	Liabilities, less cash, receivables and other assets [(17.8%)]	(44,190	)±
	Total Net Assets (100.0%)	$248,577

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (91.1%)
Aerospace & Defense (0.5%)
$2,384	Sequa Corporation, Term Loan B, 5.25%, due 6/19/17	$2,419
Air Transport (1.1%)
1,076	Delta Air Lines, Term Loan B, 4.25%, due 4/15/17	1,090
3,905	United Air Lines, Inc., Term Loan B, 4.00%, due 4/1/19	3,943
		5,033
All Telecom (5.5%)
3,582	Cricket Communications, Inc., Term Loan C, 4.75%, due 2/22/20	3,597
1,401	Crown Castle Operating Corp., Term Loan B, 3.25%, due 1/31/19	1,407
1,520	Integra Telecom, Term Loan, 6.00%, due 2/22/19	1,550
770	Integra Telecom, Second Lien Term Loan, 9.75%, due 2/15/20	789
2,485	Intelsat Jackson HLDG, Term Loan B-1, 4.25%, due 4/2/18	2,516
2,973	Level 3 Financing Inc., Term Loan B-II, 4.75%, due 8/1/19	3,004
1,600	Level 3 Financing Inc., Term Loan B, 5.25%, due 8/1/19	1,621
2,770	Lightower Fiber Networks, First Lien Term Loan, 4.50%, due 3/15/20	2,798
3,025	Syniverse Technologies, Term Loan B, due 4/23/19	3,034	¢^^††
1,614	Syniverse Technologies, Term Loan, 5.00%, due 4/23/19	1,627
1,395	Windstream Corp., Term Loan B-3, 4.00%, due 8/8/19	1,410
2,998	Windstream Corp., Term Loan B-4, 3.50%, due 1/23/20	3,008
		26,361
Automotive (2.3%)
2,806	Allison Transmission, Term Loan B-3, 4.25%, due 8/23/19	2,843
2,458	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	2,489
1,257	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/30/19	1,267
1,804	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	1,837
2,500	TI Group Automotive, Term Loan, 5.50%, due 3/28/19	2,537	Ñ
		10,973
Beverage & Tobacco (0.9%)
4,250	HJ Heinz Company, Term Loan B2, due 3/27/20	4,287	¢^^
Building & Development (3.7%)
5,110	American Builders & Co., Inc., Term Loan B, 3.50%, due 4/16/20	5,150
5,000	Armstrong World Industries Inc., Term Loan B, 3.50%, due 3/15/20	5,027
3,046	Capital Automotive LP, Term Loan B, 4.75%, due 3/11/17	3,068
144	Realogy Corporation, Letter of Credit, 0.05%, due 10/10/16	146
4,382	Realogy Corporation, Term Loan B, 4.50%, due 3/5/20	4,433
		17,824
Business Equipment & Services (7.6%)
2,378	Acosta Inc., Term Loan D, 5.00%, due 3/2/18	2,412
1,887	Advantage Sales & Marketing, First Lien Term Loan, due 12/18/17	1,919	¢^^
1,286	Advantage Sales & Marketing, Second Lien Term Loan, 8.25%, due 6/17/18	1,289
571	Brand Services, Inc., First Lien Term Loan B-2, 5.75%, due 10/23/16	578	Ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$137	Brand Services, Inc., Term Loan 2, 5.75%, due 10/23/16	$139	Ñ
1,883	Brickman Group Holdings Inc., Term Loan B-1, 5.50%, due 10/14/16	1,907
1,699	Brock Holdings III, First Lien Term Loan, 6.00%, due 3/16/17	1,716
967	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	976
2,620	Ceridian Corp., Term Loan, 5.95%, due 5/9/17	2,665
2,397	KAR Auction Services, Inc., Term Loan, 3.75%, due 5/19/17	2,429
1,566	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	1,585
1,575	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	1,662	Ñ
1,841	McJunkin Red Man Corporation, Term Loan, 6.25%, due 11/8/19	1,874
2,229	Monitronics, Term Loan B, 4.25%, due 3/23/18	2,260
1,983	Protection One, Term Loan B, 4.25%, due 3/20/19	2,008	Ñ
1,634	Quintiles Transnational, Term Loan B-2, 4.50%, due 6/8/18	1,654
918	SunGard Data Systems, Term Loan D, 4.50%, due 1/31/20	929
3,383	SunGard Data Systems, Term Loan E, 4.00%, due 3/8/20	3,422
2,685	SymphonyIRI Group, Inc., Term Loan, 4.50%, due 12/1/17	2,712
1,800	West Corporation, Term Loan B-8, 4.25%, due 6/30/18	1,827
		35,963
Cable & Satellite Television (1.7%)
1,402	Cequel Communications, LLC, Term Loan B, 3.50%, due 2/14/19	1,411
1,508	Charter Communications Operating LLC, Term Loan D, 4.00%, due 5/15/19	1,512
2,000	Charter Communications Operating LLC, First Lien Term Loan, due 3/8/20	1,994	¢^^
1,000	Charter Communications Operating LLC, First Lien Term Loan F, due 1/31/21	999	¢^^
2,245	UPC Financing Partnership, Term Loan AF, 4.00%, due 1/31/21	2,269
		8,185
Chemicals & Plastics (2.3%)
2,110	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	2,136
1,585	Ineos Holdings, Term Loan, 6.50%, due 5/4/18	1,602
3,497	PQ Corporation, Term Loan, 4.50%, due 8/7/17	3,534
1,601	Taminco Global Chemical, Term Loan B-2, 4.25%, due 2/15/19	1,618
2,224	Univar Inc., Term Loan B, 5.00%, due 6/30/17	2,235
		11,125
Clothing - Textiles (0.8%)
2,375	PVH, Term Loan B, 3.25%, due 2/13/20	2,394
1,253	Wolverine Worldwide, Term Loan B, 4.00%, due 10/9/19	1,265
		3,659
Conglomerates (2.4%)
3,180	Apex Tool Group, Term Loan, 4.50%, due 1/31/20	3,221
2,209	Spectrum Brands, Inc., Term Loan, 4.50%, due 12/17/19	2,240
5,969	Wilsonart, LLC, Term Loan B, 4.00%, due 10/31/19	5,987
		11,448
Containers & Glass Products (1.6%)
2,570	Berry Plastics, Term Loan D, 3.50%, due 2/10/20	2,566
1,712	Exopack, Term Loan B, 6.50%, due 5/31/17	1,731

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,405	Reynolds Group, Term Loan, 4.75%, due 9/28/18	$1,427
2,014	Sealed Air Corporation, Term Loan B-1, 4.00%, due 10/3/18	2,045
		7,769
Cosmetics - Toiletries (1.1%)
3,840	Huish Detergent Inc., Term Loan B, 5.50%, due 3/23/20	3,869	Ñ
1,593	Yankee Candle Company, Term Loan, 5.25%, due 4/2/19	1,600
		5,469
Drugs (0.7%)
2,282	Par Pharmaceutical Companies, Inc., Term Loan B-1, 4.25%, due 9/30/19	2,303
415	Warner Chilcott Company, Inc., Term Loan B-1, 4.25%, due 3/15/18	421
147	Warner Chilcott Company, Inc., Term Loan B-2, 4.25%, due 3/15/18	149
327	Warner Chilcott Company, Inc., Term Loan B-3, 4.25%, due 3/15/18	332
181	Warner Chilcott Company, Inc., Term Loan B-1, 4.25%, due 3/15/18	183
		3,388
Ecological Services & Equipment (0.8%)
2,378	ADS Waste Holdings, Inc., Term Loan B, 4.25%, due 10/9/19	2,406
1,182	Progressive Waste Solutions, Ltd., Term Loan B, 3.50%, due 10/24/19	1,196
		3,602
Electronics - Electrical (6.1%)
2,285	Arris Group, Term Loan B, 3.50%, due 2/15/20	2,286
3,805	BOC Edwards, First Lien Term Loan, 4.75%, due 3/26/20	3,822
3,500	CDW Corp., First Lien Term Loan B, due 4/15/20	3,506	¢^^
2,192	Datatel-Sophia LP, Term Loan B, 4.50%, due 7/19/18	2,218
1,350	Epicor Software Corp., Term Loan B, 4.50%, due 5/16/18	1,370
2,170	Freescale Semiconductor, Term Loan B-4, 5.00%, due 3/1/20	2,199
1,122	Genesys, Term Loan, 4.00%, due 2/8/20	1,132
5,906	Go Daddy, Term Loan B-2, 4.25%, due 12/17/18	5,937
748	NXP Funding, Term Loan C, 4.75%, due 1/10/20	765
1,881	Riverbed Technology, Term Loan, 4.00%, due 12/18/19	1,914	Ñ
1,482	SkillSoft, Term Loan, 5.00%, due 5/26/17	1,505
2,535	Verint Systems Inc., Term Loan, 4.00%, due 9/6/19	2,551
		29,205
Equipment Leasing (2.0%)
2,104	AWAS Fin Lux 2012 SA, Term Loan B, 3.50%, due 6/13/16	2,121
1,587	AWAS Fin Lux 2012 SA, Term Loan, 4.75%, due 7/16/18	1,596
5,561	International Lease Finance Co., Term Loan, 3.50%, due 6/30/17	5,610	¢^^
		9,327
Financial Intermediaries (9.2%)
2,224	American Capital, Senior Secured Term Loan, 5.50%, due 8/22/16	2,255
4,735	CITCO, Term Loan, 4.25%, due 6/29/18	4,741
1,634	First Data Corporation, Term Loan, 4.20%, due 3/24/17	1,632
770	First Data Corporation, Term Loan, 4.20%, due 3/23/18	767

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,811	First Data Corporation, Term Loan B, 4.20%, due 9/24/18	$1,803
2,042	Harbourvest Partners L.P., Term Loan, 4.75%, due 11/21/17	2,052	Ñ
4,215	Mondrian Investment, Term Loan B-1, 4.00%, due 3/15/20	4,241	Ñ
6,820	MoneyGram International, Term Loan, 4.25%, due 3/27/20	6,874
2,803	Nuveen Inv., First Lien Term Loan B, 5.20%, due 5/13/17	2,835
5,295	Ocwen Financial, Term Loan, 5.00%, due 2/15/18	5,378
1,233	Springleaf, Term Loan, 5.50%, due 5/10/17	1,236
2,853	TCW Group, Term Loan, 4.00%, due 2/6/20	2,879
5,031	Walter Investment Mgmt, First Lien Term Loan B, 5.75%, due 11/28/17	5,113
1,833	Walter Investment Mgmt, Term Loan B, 5.75%, due 11/28/17	1,863
		43,669
Food & Drug Retailers (1.0%)
4,565	Rite Aid Corp., Term Loan 6, 4.00%, due 2/21/20	4,619
Food Products (3.4%)
4,338	Del Monte Corp., Term Loan, 4.00%, due 3/8/18	4,369
5,200	Pinnacle Foods Finance LLC, First Lien Term Loan G, due 4/15/20	5,216	¢^^
6,685	Weight Watchers International, Term Loan B-2, 3.75%, due 4/2/20	6,662
		16,247
Food Service (1.9%)
4,650	Aramark Corporation, Term Loan D, 4.00%, due 8/22/19	4,699
1,763	OSI Restaurant Partners, Term Loan, 3.50%, due 10/28/19	1,773
488	US Foodservice Inc., Term Loan, 5.75%, due 3/31/17	494
1,919	US Foodservice Inc., Term Loan, 5.75%, due 3/31/17	1,941
		8,907
Health Care (8.3%)
2,493	Bausch & Lomb, Term Loan B, due 5/17/19	2,520	¢^^
3,267	Bausch & Lomb, Term Loan, 5.25%, due 5/17/19	3,302
547	Biomet, Inc., Term Loan B-1, 3.95%, due 7/25/17	554
1,813	CareStream Health Inc., Term Loan, 5.00%, due 2/25/17	1,825
2,057	DaVita, Inc., Term Loan B-2, 4.00%, due 11/1/19	2,078
3,072	dj Orthopedics LLC, Term Loan B, 4.75%, due 9/15/17	3,122
2,525	EMS-Emergency Medical Services, Term Loan, 4.00%, due 5/25/18	2,555
1,236	Grifols, Term Loan B, 4.25%, due 6/1/17	1,250
2,901	Health Management Associates Inc., Term Loan B-2, 3.50%, due 11/16/18	2,926
1,244	Hologic, Term Loan B, 4.50%, due 8/1/19	1,260
1,367	IASIS Healthcare Corporation, Term Loan B-2, 4.50%, due 5/3/18	1,387
3,520	Immucor, Term Loan B-2, 5.00%, due 8/19/18	3,567	¢^^
1,472	IMS Health Incorporated, Term Loan B-1, 3.75%, due 9/1/17	1,483
2,208	Pharmaceutical Product Development, Inc., Term Loan, 4.25%, due 12/5/18	2,239
2,069	Sheridan Healthcare, First Lien Term Loan, 4.50%, due 6/29/18	2,094
2,465	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	2,478
2,753	Valeant Pharmaceuticals, Term Loan B, 3.50%, due 2/13/19	2,781
1,995	VWR International, Inc., Term Loan B-1, 4.20%, due 4/3/17	2,017
		39,438
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Home Furnishings (0.5%)
$2,188	AOT Bedding Super Holdings, LLC, Term Loan, 5.00%, due 10/1/19	$2,216
Industrial Equipment (2.5%)
1,682	Generac Power Systems Inc., Term Loan, 6.25%, due 5/30/18	1,715
3,165	Goodyear Engineered Products, Term Loan, 5.25%, due 9/8/17	3,180
2,411	Husky Injection Molding, Term Loan, 4.25%, due 6/30/18	2,451
2,888	Silver II/Hamilton Sundstrand Corporation, Term Loan, 4.00%, due 12/13/19	2,908
1,573	Terex Corp., Term Loan, 4.50%, due 4/28/17	1,605	¢^^
		11,859
Leisure Goods - Activities - Movies (1.7%)
2,930	Bombardier Recreational Products Inc., Term Loan B, 5.00%, due 1/17/19	2,958
5,056	EMI Publishing, Term Loan B, 4.25%, due 6/29/18	5,117
		8,075
Lodging & Casinos (4.7%)
1,824	Boyd Gaming Corporation, Term Loan, 6.00%, due 12/17/15	1,843
1,596	Cannery Casinos, First Lien Term Loan, 6.00%, due 10/2/18	1,624
1,156	Cannery Casinos, Second Lien Term Loan, 10.00%, due 10/2/19	1,131
1,410	Centaur Acquisition, LLC, First Lien Term Loan, 5.25%, due 2/20/19	1,431
1,980	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	2,010	¢^^
2,180	MGM Resorts, Term Loan B, 4.25%, due 12/20/19	2,210
1,644	Mohegan Tribal Gaming, Term Loan A, 5.50%, due 3/31/15	1,647
2,216	Peninsula Gaming, Term Loan B, 6.75%, due 11/20/17	2,244
722	Penn National Gaming, Term Loan B, 3.75%, due 7/16/18	728
1,000	Seminole Tribe of Florida, Term Loan B , due 3/28/20	1,006	¢^^
6,195	Station Casinos, Term Loan B, 5.00%, due 3/2/20	6,266
		22,140
Nonferrous Metals - Minerals (1.2%)
2,240	Arch Coal, Term Loan, 5.75%, due 5/16/18	2,269
1,241	Fairmount Minerals, Ltd., Term Loan B, 5.25%, due 3/15/17	1,254
2,338	FMG Resources, Term Loan, 5.25%, due 10/18/17	2,379
		5,902
Oil & Gas (3.0%)
2,618	Everest Acquisition LLC, Term Loan B-1, 5.00%, due 5/24/18	2,629
295	Everest Acquisition LLC, Term Loan B-2, 4.50%, due 4/30/19	298
2,035	NFR Energy, Second Lien Term Loan, 8.75%, due 12/31/18	2,089	Ñ
4,180	Philadelphia Energy Solution, Term Loan B, due 3/31/18	4,253	Ñ¢^^
3,670	Plains Exploration & Production Company, Term Loan, 4.00%, due 11/30/19	3,672
1,411	Samson Investment Company, Second Lien Term Loan, 6.00%, due 9/25/18	1,427
		14,368
Publishing (1.5%)
2,823	Getty Images, Term Loan, 4.75%, due 10/18/19	2,862
984	Interactive Data Corporation, Term Loan B, 3.75%, due 2/11/18	995

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$3,476	Tribune Company, Term Loan B, 4.00%, due 12/31/19	$3,516
		7,373
Radio & Television (3.1%)
1,500	Clear Channel, Term Loan B, 3.85%, due 1/29/16	1,375
3,057	Cumulus Media, First Lien Term Loan B, 4.50%, due 9/17/18	3,110
1,177	Cumulus Media, Second Lien Term Loan, 7.50%, due 9/16/19	1,220
679	Formula One, Term Loan B2, 6.00%, due 4/30/19	689
1,391	FoxCo Acquisition, Term Loan, 5.50%, due 7/14/17	1,413
4,436	Nine Entertainment, Term Loan B, 3.50%, due 2/5/20	4,445
797	Univision Communications Inc., First Lien Term Loan, 4.45%, due 3/31/17	803
1,550	Univision Communications Inc., First Lien Term Loan, 4.75%, due 3/1/20	1,565
		14,620
Retailers (except food & drug) (5.2%)
3,216	99¢ Only Stores, Term Loan B-1, 5.25%, due 1/11/19	3,255
1,815	David's Bridal, Term Loan, 5.00%, due 10/11/19	1,839
1,208	Leslie's Poolmart, Term Loan B, 5.25%, due 10/16/19	1,224	††
754	Lord & Taylor, Term Loan B, 6.75%, due 1/11/19	759
7,015	Michaels Stores Inc., Term Loan B, 3.75%, due 1/28/20	7,080
3,021	Neiman Marcus Group Inc., Term Loan, 4.00%, due 5/16/18	3,043
1,321	PETCO Animal Supply, Inc., Term Loan, 4.00%, due 11/24/17	1,338
358	Pilot Travel Centers, Term Loan B, 4.25%, due 8/7/19	354
1,900	Servicemaster Company, Term Loan C, 4.25%, due 1/31/17	1,914
1,975	Toys R US Delaware Inc., Term Loan B-2, 5.25%, due 5/25/18	1,919
2,030	Toys R US Delaware Inc., Term Loan, 6.00%, due 9/1/16	2,029
		24,754
Steel (0.5%)
2,374	International Mill Services, Inc., First Lien Term Loan, 4.75%, due 3/20/19	2,391
Surface Transport (0.8%)
3,925	Avis Budget Car Rental, Term Loan B, 3.75%, due 3/15/19	3,976
Utilities (1.5%)
985	Calpine Corp., Term Loan B-1, 4.00%, due 4/1/18	997
950	Calpine Corp., Term Loan B-3, 4.00%, due 10/9/19	962
769	Dynergy Holdings Inc., Term Loan B-1, 4.00%, due 5/1/20	769
1,231	Dynergy Holdings Inc., Term Loan B-2, 4.00%, due 5/1/20	1,230
3,202	Essential Power, Term Loan B, 4.25%, due 8/8/19	3,236
		7,194
	Total Bank Loan Obligations (Cost $427,358)	433,785
Corporate Debt Securities (5.7%)
Airlines (0.1%)
510	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	534	ñØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Chemicals (1.2%)
$1,535	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	$1,600
1,680	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	1,752	ñ
1,215	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	1,324
1,080	Momentive Performance Materials, Inc., Senior Secured Notes, 10.00%, due 10/15/20	1,142
		5,818
Consumer - Commercial Lease Financing (0.4%)
1,065	CIT Group, Inc., Senior Unsecured Notes, Ser. C, 5.25%, due 4/1/14	1,104	ñØØ
680	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	794	ñØØ
		1,898
Electronics (0.2%)
685	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	804	ñØØ
Food - Wholesale (0.4%)
1,950	Hawk Acquisition Sub, Inc., Secured Notes, 4.25%, due 10/15/20	1,974	ñ
Health Facilities (0.6%)
1,475	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	1,578	ØØ
960	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,066	ØØ
		2,644
Media - Broadcast (0.6%)
1,650	Clear Channel Communications, Inc., Senior Secured Notes, 9.00%, due 3/1/21	1,613
995	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,087	ñØØ
		2,700
Media - Cable (1.1%)
2,705	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	2,887	ñ
2,160	Unitymedia Hessen GmbH & Co. KG, Senior Secured Notes, 5.50%, due 1/15/23	2,236	ñ
		5,123
Packaging (0.3%)
1,511	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	1,583
Software - Services (0.5%)
1,490	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,620	ñØØ
840	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	901	ñØØ
		2,521
Support - Services (0.3%)
1,595	313 Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	1,607	ñØØ
	Total Corporate Debt Securities (Cost $25,702)	27,206

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
(000's omitted)		(000's omitted)[z]
Short-Term Investments (8.7%)
34	State Street Institutional Government Money Market Fund Institutional Class	$0
41,439,550	State Street Institutional Liquid Reserves Fund Institutional Class	41,440	ØØ
	Total Short-Term Investments (Cost $41,440)	41,440
	Total Investments (105.5%) (Cost $494,500)	502,431	##
	Liabilities, less cash, receivables and other assets [(5.5%)]	(26,226)
	Total Net Assets (100.0%)	$476,205

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (6.1%)
All Telecom (0.7%)
$6,205	Integra Telecom, Term Loan, 6.00%, due 2/22/19	$6,329
8,682	Intelsat Jackson HLDG, Term Loan B-1, 4.25%, due 4/2/18	8,791
9,925	Windstream Corp., Term Loan B-3, 4.00%, due 8/8/19	10,027
		25,147
Automotive (0.4%)
12,761	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	12,992
Building & Development (0.6%)
21,630	Realogy Corporation, Term Loan B, 4.50%, due 3/5/20	21,880
Business Equipment & Services (0.2%)
8,786	Ceridian Corp., Term Loan, 5.95%, due 5/9/17	8,935
Cable & Satellite Television (0.2%)
7,878	Charter Communications Operating LLC, Term Loan D, 4.00%, due 5/15/19	7,900
Chemicals & Plastics (0.2%)
5,575	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	5,644
Electronics - Electrical (0.1%)
4,931	Datatel-Sophia LP, Term Loan B, 4.50%, due 7/19/18	4,989
Financial Intermediaries (0.3%)
5,250	First Data Corporation, Term Loan, due 3/24/17	5,242	¢^^
4,663	First Data Corporation, Term Loan, 4.20%, due 3/23/18	4,655
		9,897
Health Care (0.9%)
11,810	DaVita, Inc., Term Loan B-2, 4.00%, due 11/1/19	11,934
6,080	Hologic, Term Loan B, 4.50%, due 8/1/19	6,159
13,093	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	13,159
		31,252
Industrial Equipment (0.1%)
4,187	Generac Power Systems Inc., Term Loan, 6.25%, due 5/30/18	4,270
Lodging & Casinos (0.9%)
3,996	Caesars Entertainment Operating Co., Term Loan B5, 4.45%, due 1/28/18	3,570
15,552	Graton Resort & Casino, First Lien Term Loan B, 9.00%, due 8/22/18	16,291
3,162	MGM Resorts, Term Loan B, 4.25%, due 12/20/19	3,206
8,270	Station Casinos, Term Loan B, 5.00%, due 3/2/20	8,364
		31,431
Oil & Gas (1.2%)
42,013	Chesapeake Energy, Term Loan B, 5.75%, due 12/2/17	43,512	¢^^

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Radio & Television (0.1%)
$2,986	Univision Communications Inc., First Lien Term Loan, 4.45%, due 3/31/17	$3,009
Retailers (except food & drug) (0.2%)
7,104	Toys R US Delaware, Inc., Term Loan B-2, 5.25%, due 5/25/18	6,891
	Total Bank Loan Obligations (Cost $212,313)	217,749
Corporate Debt Securities (90.3%)
Airlines (0.3%)
7,865	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	8,229	ñ
3,009	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	3,490
		11,719
Auto Loans (0.5%)
16,705	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	17,624	ñ
Auto Parts & Equipment (0.5%)
18,435	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	19,288
Automakers (0.7%)
2,670	Ford Motor Co., Senior Unsecured Notes, 8.90%, due 1/15/32	3,663
3,734	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	5,682
14,910	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	15,525
		24,870
Banking (2.0%)
5,000	Ally Financial, Inc., Guaranteed Notes, 3.13%, due 1/15/16	5,101
10,275	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	11,199
13,230	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	15,015	ØØ
14,125	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	17,762
5,515	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	6,811
12,210	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	16,071
		71,959
Beverages (0.3%)
2,240	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	2,576
3,790	Constellation Brands, Inc., Senior Unsecured Notes, 3.75%, due 5/1/21	3,790	Ø
5,050	Constellation Brands, Inc., Senior Unsecured Notes, 4.25%, due 5/1/23	5,050	Ø
		11,416
Building & Construction (1.3%)
4,565	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	4,645
27,945	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	29,587
3,065	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	3,666
6,470	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	6,616	ñ
		44,514

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Building Materials (1.3%)
$2,685	Associated Materials LLC/AMH New Finance, Inc., Senior Secured Notes, 9.13%, due 11/1/17	$2,896	ñØ
2,010	Associated Materials LLC/AMH New Finance, Inc., Senior Secured Notes, 9.13%, due 11/1/17	2,168
4,910	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	5,522
17,520	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	20,805	ØØ
12,490	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	13,802	ñ
		45,193
Chemicals (3.7%)
5,025	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	5,691
9,065	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	9,496	ñ
10,900	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	12,535
24,150	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	26,324
4,180	Momentive Performance Materials, Inc., Senior Secured Notes, 10.00%, due 10/15/20	4,420
54,384	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	47,178	ØØ
18,405	PQ Corp., Secured Notes, 8.75%, due 5/1/18	19,877	ñ
4,525	US Coatings Acquisition, Inc., Guaranteed Notes, 7.38%, due 5/1/21	4,830	ñ
		130,351
Computer Hardware (0.3%)
10,100	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	11,135
Consumer - Commercial Lease Financing (3.8%)
13,165	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	13,955
2,990	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	3,491	ñ
45,115	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	50,867	ñ
7,770	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	8,858
10,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.75%, due 5/15/16	10,877
6,330	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	7,612
6,625	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	8,041
2,600	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	2,639
1,315	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 4/1/19	1,443
3,845	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	4,311
17,515	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	22,769
		134,863
Department Stores (1.5%)
3,810	JC Penney Corp., Inc., Senior Unsecured Notes, 7.13%, due 11/15/23	5,486
46,951	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	46,599
		52,085
Electric - Generation (2.5%)
13,735	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	15,555	ñ
5,200	Calpine Corp., Senior Secured Notes, 7.88%, due 1/15/23	5,954	ñ
14,250	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 5/15/19	15,461
8,800	NRG Energy, Inc., Guaranteed Notes, 8.50%, due 6/15/19	9,724
15,490	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	17,620
22,895	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	25,929
		90,243

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Electric - Integrated (0.5%)
$13,535	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	$15,193	ñ
3,545	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	3,829
		19,022
Electronics (2.1%)
5,135	Amkor Technology, Inc., Guaranteed Notes, 7.38%, due 5/1/18	5,462
9,005	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	9,275
6,850	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	7,098
5,324	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	5,523	[c]
6,270	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	7,359	ñ
11,435	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	11,664	ñ
13,275	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	14,603	ñ
7,390	Freescale Semiconductor, Inc., Guaranteed Notes, 8.05%, due 2/1/20	7,963
5,135	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	5,803	ñ
		74,750
Energy - Exploration & Production (9.0%)
5,200	Berry Petroleum Co., Senior Unsecured Notes, 6.38%, due 9/15/22	5,558
12,080	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	13,530
8,425	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	9,531
5,565	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	6,038
5,330	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	5,810
894	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 10/1/22	954
2,055	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	2,332
37,766	EP Energy LLC/EP Energy Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	43,997
2,285	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	2,622
4,665	EPE Holdings LLC/EP Energy Bond Co., Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	4,968	ñc
25,920	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	25,661
11,135	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	11,274
12,715	Forest Oil Corp., Guaranteed Notes, 7.50%, due 9/15/20	13,541	ñ
23,285	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	24,333	ñ
10,375	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	11,594
15,241	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	16,689
32,088	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	35,497
10,010	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	10,761
2,210	Range Resources Corp., Guaranteed Notes, 8.00%, due 5/15/19	2,420
4,495	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	4,911
2,910	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	3,099
8,040	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	8,382	Ø
15,965	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	16,564
16,995	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	18,100
6,705	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	6,906
5,190	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	5,553
6,915	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	7,485
		318,110
Food & Drug Retailers (0.7%)
3,935	Rite Aid Corp., Secured Notes, 7.50%, due 3/1/17	4,053
3,985	Rite Aid Corp., Secured Notes, 10.25%, due 10/15/19	4,593
4,105	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	4,751
11,124	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	12,709
		26,106

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Food - Wholesale (0.1%)
$2,984	US Foods, Inc., Guaranteed Notes, 8.50%, due 6/30/19	$3,245	ñ
Gaming (6.4%)
3,580	Boyd Gaming Corp., Senior Subordinated Notes, 7.13%, due 2/1/16	3,625
2,470	Caesars Entertainment Operating Co., Inc., Senior Secured Notes, 9.00%, due 2/15/20	2,433	ñ
3,615	Caesars Operating Escrow LLC, Senior Secured Notes, 9.00%, due 2/15/20	3,561	ñ
4,035	Caesars Operating Escrow LLC, Senior Secured Notes, 9.00%, due 2/15/20	3,974	ñ
12,830	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	13,776
9,865	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	11,197	ñ
3,410	MGM Resorts Int'l, Guaranteed Notes, 7.63%, due 1/15/17	3,870
3,740	MGM Resorts Int'l, Guaranteed Notes, 6.75%, due 10/1/20	4,105	ñ
14,990	MGM Resorts Int'l, Guaranteed Notes, 6.63%, due 12/15/21	16,283
35,585	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	40,656
8,325	Mohegan Tribal Gaming Authority, Secured Notes, 10.50%, due 12/15/16	8,283	ñ
2,000	Mohegan Tribal Gaming Authority, Secured Notes, 11.50%, due 11/1/17	2,235	ñ
36,200	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	34,661	ñ
12,920	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	13,954	ñ
11,435	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	12,521
7,345	Seminole Indian Tribe of Florida, Secured Notes, 7.75%, due 10/1/17	7,933	ñ
38,580	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	40,702	ñ
3,057	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	3,500
		227,269
Gas Distribution (4.4%)
9,240	Access Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	10,164
6,890	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 5/15/23	7,114
13,885	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	15,378
17,491	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	19,546
10,400	El Paso Corp., Senior Secured Notes, 7.00%, due 6/15/17	11,966
6,535	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.80%, due 8/1/31	7,395
5,970	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.75%, due 1/15/32	6,804
16,665	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	19,498
13,775	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	14,739
10,190	MarkWest Energy Partners L.P., Guaranteed Notes, 4.50%, due 7/15/23	10,623
12,890	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	14,082
4,285	Regency Energy Partners L.P., Guaranteed Notes, 4.50%, due 11/1/23	4,435	ñ
6,201	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	6,759
5,982	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	6,655
		155,158
Health Facilities (4.6%)
19,490	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	20,854
6,015	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	6,820
1,590	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	1,725
1,985	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	2,149
1,370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	1,387
7,245	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	7,716
5,050	HCA Holdings, Inc., Senior Unsecured Notes, 6.25%, due 2/15/21	5,530
9,515	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	9,919
8,640	Health Management Associates, Inc., Guaranteed Notes, 7.38%, due 1/15/20	9,590
14,350	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	15,175
4,275	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 7.50%, due 2/15/20	4,767

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$13,195	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	$14,679
8,070	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	8,817
9,625	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	10,852
6,690	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	7,560
7,285	Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 2/1/20	7,904
4,755	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	4,945	ñ
6,915	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	7,053	ñ
12,420	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	14,035
		161,477
Health Services (0.2%)
5,675	CDRT Holding Corp., Senior Notes, 9.25%, due 10/1/17	5,923	ñc
Investments & Misc. Financial Services (1.0%)
7,510	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	7,820
25,080	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	26,961
		34,781
Leisure (0.6%)
7,620	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	8,539
10,845	Cedar Fair L.P., Guaranteed Notes, 5.25%, due 3/15/21	11,089	ñ
		19,628
Machinery (1.4%)
14,385	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	17,118
8,960	CNH Capital LLC, Guaranteed Notes, 3.88%, due 11/1/15	9,274
5,355	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	5,837
6,095	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	6,552
5,280	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	5,808
5,585	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	6,367
		50,956
Media - Broadcast (2.6%)
4,560	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	5,244
360	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	355
4,390	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	3,775
24,683	Clear Channel Communications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	26,164	ñ
20,670	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	21,083
4,465	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	5,001	ñ
13,671	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	14,936	ñ
3,764	Univision Communications, Inc., Guaranteed Notes, 8.50%, due 5/15/21	4,197	ñ
11,255	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	12,493	ñ
		93,248
Media - Cable (6.7%)
9,405	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	10,181
9,015	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	9,793
2,965	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	3,350
11,405	CCO Holdings LLC, Guaranteed Notes, 5.25%, due 3/15/21	11,690	ñ
2,700	CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	2,751
6,130	CCO Holdings LLC, Guaranteed Notes, 5.13%, due 2/15/23	6,191
8,940	CCO Holdings LLC, Guaranteed Notes, 5.75%, due 9/1/23	9,275	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$9,300	CCO Holdings LLC, Guaranteed Notes, 5.75%, due 1/15/24	$9,684	Ø
20,052	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	21,355	ñ
3,890	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	4,571
13,705	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	15,658
4,510	DISH DBS Corp., Guaranteed Notes, 4.63%, due 7/15/17	4,578
16,775	DISH DBS Corp., Senior Notes, 4.25%, due 4/1/18	16,481	ñ
19,040	DISH DBS Corp., Senior Unsecured Notes, 5.13%, due 5/1/20	18,850	ñ
28,224	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	30,482
3,665	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	3,738
8,270	DISH DBS Corp., Guaranteed Notes, 5.00%, due 3/15/23	8,022	ñ
9,475	EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14	10,067
240	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	265
5,725	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	6,111	ñ
2,890	Lynx II Corp., Senior Unsecured Notes, 6.38%, due 4/15/23	3,128	ñ
14,475	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	15,742	ñ
12,711	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	14,348
		236,311
Media - Services (0.8%)
8,065	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	8,690
4,150	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	4,409	ñ
11,215	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	12,028	ñ
770	Nielsen Finance LLC/Nielsen Finance Co., Guaranteed Notes, 7.75%, due 10/15/18	858
2,173	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	2,325	ñ
		28,310
Medical Products (1.0%)
2,630	Biomet, Inc., Guaranteed Notes, 6.50%, due 8/1/20	2,867	ñ
1,945	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 7.75%, due 4/15/18	2,032
1,820	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 9.88%, due 4/15/18	2,007
7,525	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	8,409	ñ
2,635	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	3,017	ñ
9,315	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	10,782	ñ
5,085	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	5,492
		34,606
Metals - Mining Excluding Steel (3.2%)
9,560	Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	10,373
6,086	Alpha Natural Resources, Inc., Guaranteed Notes, 6.00%, due 6/1/19	5,690
4,750	Alpha Natural Resources, Inc., Guaranteed Notes, 6.25%, due 6/1/21	4,370
7,689	Arch Coal, Inc., Guaranteed Notes, 9.88%, due 6/15/19	7,997	ñ
1,284	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	1,181
10,515	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	9,621
15,260	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	15,985	ñ
19,680	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 6.00%, due 4/1/17	20,467	ñ
12,365	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 8.25%, due 11/1/19	13,602	ñ
9,005	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 6.88%, due 4/1/22	9,658	ñ
8,500	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	9,180
5,825	Walter Energy, Inc., Guaranteed Notes, 8.50%, due 4/15/21	6,058	ñ
		114,182

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Packaging (4.0%)
$45,040	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	$53,373
6,148	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	7,040
15,330	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.00%, due 4/15/19	16,556
27,600	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	30,981
18,070	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	20,238	ØØ
4,545	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.25%, due 2/15/21	4,823
7,560	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	8,240
		141,251
Pharmaceuticals (2.1%)
6,370	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	6,975
4,445	Jaguar Holding Co., Senior Unsecured Notes, 9.38%, due 10/15/17	4,779	ñc
7,860	Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,, Senior Unsecured Notes, 9.50%, due 12/1/19	9,098	ñ
3,880	Sky Growth Acquisition Corp., Guaranteed Notes, 7.38%, due 10/15/20	4,142	ñ
9,390	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	10,188	ñ
36,747	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	40,697	ñ
		75,879
Printing & Publishing (3.4%)
3,590	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	3,895
21,955	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	23,931
11,315	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	12,305
35,940	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	40,073
24,450	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	26,406
11,980	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	13,058
		119,668
Real Estate Dev. & Mgt. (0.3%)
9,520	Realogy Corp., Senior Secured Notes, 7.63%, due 1/15/20	10,924	ñ
Software - Services (3.5%)
14,425	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	14,677
9,060	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	9,853	ñ
7,155	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	7,674	ñ
20,075	First Data Corp., Guaranteed Notes, 11.25%, due 1/15/21	20,978	ñ
12,715	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	13,796
10,895	First Data Corp., Guaranteed Notes, 10.63%, due 6/15/21	11,208	ñ
16,325	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	18,284	ñ
3,845	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	4,153
14,965	SunGard Data Systems, Inc., Guaranteed Notes, 6.63%, due 11/1/19	15,919	ñ
3,805	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	4,204	ØØ
4,000	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	4,430
		125,176
Specialty Retail (1.5%)
3,133	Limited Brands, Inc., Guaranteed Notes, 8.50%, due 6/15/19	3,885
5,295	Party City Holdings, Inc., Senior Unsecured Notes, 8.88%, due 8/1/20	5,983	ñ
21,500	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	22,978
18,550	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	19,918
		52,764

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Steel Producers - Products (1.3%)
$7,515	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	$8,232
27,614	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 8/5/20	29,212
1,315	ArcelorMittal, Senior Unsecured Notes, 6.00%, due 3/1/21	1,393
5,050	ArcelorMittal, Senior Unsecured Notes, 7.50%, due 10/15/39	5,313
		44,150
Support - Services (1.6%)
5,885	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	6,429
7,460	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	8,430
2,300	Iron Mountain, Inc., Senior Subordinated Notes, 8.38%, due 8/15/21	2,570
10,795	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	11,119
7,010	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	6,870	ñ
9,580	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	10,311
2,365	ServiceMaster Co., Guaranteed Notes, 7.00%, due 8/15/20	2,451	ñ
8,260	United Rental N.A., Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	9,416
		57,596
Telecom - Integrated Services (6.4%)
3,442	CenturyLink, Inc., Senior Unsecured Notes, Ser. N, 6.00%, due 4/1/17	3,830
9,745	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	10,404
16,460	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	18,224
8,605	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	9,108
21,320	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	22,226
2,760	Frontier Communications Corp., Senior Unsecured Notes, 9.25%, due 7/1/21	3,222
6,970	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	7,266
6,865	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	7,637
2,340	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	2,632
7,290	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	7,691	ñ
5,920	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	6,305	ñ
2,830	Level 3 Communications, Inc., Senior Unsecured Notes, 8.88%, due 6/1/19	3,127	ñ
2,280	Level 3 Financing, Inc., Guaranteed Notes, 9.38%, due 4/1/19	2,571
15,705	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	17,315
12,825	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	14,492
1,390	PAETEC Holding Corp., Guaranteed Notes, 9.88%, due 12/1/18	1,599
3,600	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	3,746
5,705	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	6,714
8,630	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	8,695
1,585	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,610
34,250	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	39,987
3,000	Windstream Corp., Guaranteed Notes, 8.13%, due 9/1/18	3,300
4,005	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	4,395
12,290	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	13,550
6,045	Windstream Corp., Guaranteed Notes, 6.38%, due 8/1/23	6,257
		225,903
Telecom - Wireless (2.2%)
8,255	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	8,936
11,220	MetroPCS Wireless, Inc., Guaranteed Notes, 6.25%, due 4/1/21	12,048	ñ
12,120	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 4/1/23	13,029	ñ
4,495	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	4,787	ñ
13,025	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	13,318
11,235	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	13,285
7,270	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	8,942	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$3,755	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 6.00%, due 5/15/17	$3,999	ñ
		78,344
	Total Corporate Debt Securities (Cost $2,991,161)	3,199,997
NUMBER OF SHARES
Short-Term Investments (4.8%)
169,299,674	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $169,300)	169,300
	Total Investments (101.2%) (Cost $3,372,774)	3,587,046	##
	Liabilities, less cash, receivables and other assets [(1.2%)]	(41,352)
	Total Net Assets (100.0%)	$3,545,694

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Municipal Notes (103.9%)
Arizona (1.8%)
$705	Arizona St. Cert. of Participation Ref. (Dept. Administration), Ser. 2013-B, 5.00%, due 10/1/21	$856
1,000	Phoenix Civic Imp. Corp. Wastewater Sys. Jr. Lien Ref. Rev., Ser. 2011, 2.00%, due 7/1/18	1,038
1,000	Tempe Union High Sch. Dist. Number 213 G.O. (Sch. Imp. Proj.), Ser. 2013-A, 3.00%, due 7/1/23	1,059
		2,953
Arkansas (2.0%)
1,605	Arkansas St. Dev. Fin. Au. St. Park Fac. Ref. Rev. (Mt. Magazine Proj.), Ser. 2012, (AGM Insured), 3.00%, due 1/1/22	1,679
1,470	Springdale Sales & Use Rev., Ser. 2012, 3.00%, due 11/1/21	1,570
		3,249
California (10.6%)
675	Acalanes Union High Sch. Dist. G.O. Ref. Rev., Ser. 2012, 4.00%, due 8/1/22	803
1,000	California Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21 Pre-Refunded 6/1/2014	1,057	ØØ
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/2020	2,087	µß
795	Inglewood Pub. Fin. Au. Lease Ref. Rev., Ser. 2012, 5.00%, due 8/1/16	827
1,500	Irvine Imp. Bond Act 1915 Ltd. Oblig. (Spec. Assessment Dist. Number 12-1), Ser. 2012, 3.00%, due 9/2/16	1,593
1,190	Mesa Cons. Wtr. Dist. Cert. of Participation, Ser. 2010, 5.00%, due 3/15/22	1,424
200	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/27	223
300	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/28	333
705	Oakland G.O. Ref., Ser. 2012, 5.00%, due 1/15/20	846
625	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	671
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,076
905	San Diego Pub. Fac. Fin. Au. Lease Ref. Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/21	1,004	ñ
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,845
740	San Marcos Unified Sch. Dist. G.O. (Election 2010), Ser. 2012-B, 0.00%, due 8/1/26	445
645	San Marcos Unified Sch. Dist. G.O. (Election 2010), Ser. 2012-B, 0.00%, due 8/1/27	369
1,090	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 2.63%, due 6/1/21	1,072
1,000	St. Helena Unified Sch. Dist. G.O. (Election 2012), Ser. 2013-A1, 4.00%, due 8/1/27	710
1,000	Turlock Irrigation Dist. Ref. Rev. (First Priority), Ser. 2011, 5.00%, due 1/1/19	1,180
		17,565
Colorado (3.4%)
1,000	Commerce City No. Infrastructure Gen. Imp. Dist. G.O., Ser. 2013, (AGM Insured), 5.00%, due 12/1/24	1,202
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	782
475	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 4.00%, due 7/1/18	534
450	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 4.00%, due 7/1/19	509
475	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 3.00%, due 7/1/20	507
1,500	Reg. Trans. Dist. Cert. of Participation Ref., Ser. 2013-A, 4.00%, due 6/1/15	1,605	Ø
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	554
		5,693
Connecticut (1.3%)
1,945	Connecticut St. G.O., Ser. 2013-B, 4.00%, due 3/1/29	2,123

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Delaware (0.1%)
$100	Univ. of Delaware Rev., Ser. 2004-B, (LOC: Bank of America), 0.21%, due 11/1/34	$100	µØØ
District of Columbia (2.0%)
1,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-B, 5.00%, due 10/1/22	1,198	ß
355	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 4.00%, due 10/1/19	402	ß
460	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/21	557	ß
350	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/22	425	ß
505	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 2.15%, due 6/1/15	505	ß
165	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	192	ß
		3,279
Florida (10.7%)
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,151
2,300	Collier Co. Gas Tax Ref. Rev., Ser. 2012, 5.00%, due 6/1/16	2,555	ØØ
1,495	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,670	ØØ
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/2017	1,458	µ
1,000	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	1,167
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,211
1,000	Orange Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/19	1,182
1,000	Palm Beach Co. G.O. Ref. (Rec. & Cultural Facs.), Ser. 2010, 5.00%, due 7/1/20	1,237
750	Palm Beach Co. Solid Waste Au. Rev., Ser. 2002-B, (AMBAC Insured), 0.00%, due 10/1/15	728
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,415	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,763	ß
2,000	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	2,146	ØØ
		17,683
Georgia (2.7%)
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,965	ß
1,000	Georgia St. G.O. Ref., Ser. 2013-C, 4.00%, due 10/1/22	1,204
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,322
		4,491
Illinois (6.0%)
2,000	Chicago G.O., Ser. 2010-A, 5.00%, due 12/1/15	2,216
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,149
1,165	Chicago Park Dist. G.O., Ser. 2011-C, 5.00%, due 1/1/24	1,427
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/2020	1,797
200	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27	222
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30	1,137
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	461
1,500	Illinois St. G.O. Ref., Ser. 2010, (AGM Insured), 5.00%, due 1/1/15	1,600
		10,009

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Indiana (3.8%)
$1,000	Boone Co. Hosp. Assoc. Lease Rev., Ser. 2005, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/10/17	$1,093
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	541	ß
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,964
940	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,131
1,280	Indiana St. Muni. Pwr. Agcy. Rev., Ser. 2011-A, 5.00%, due 1/1/18	1,499
		6,228
Kansas (0.5%)
720	Olathe Hlth. Facs. Rev. (Med. Ctr.), Ser. 2012-A, 3.00%, due 9/1/16	766	ß
Louisiana (1.8%)
1,280	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Plaquemines Proj.), Ser. 2012, (AGM Insured), 4.00%, due 9/1/21	1,434
100	Louisiana St. Pub. Facs. Au. Rev. (Air Prods. & Chemicals, Inc. Proj.), Ser. 2008-C, 0.17%, due 12/1/43	100	µß
795	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	864
570	Terrebonne Parish LA Hosp. Svc. Dist. Number 1 Hosp. Ref. Rev. (Gen. Med. Ctr. Proj.), Ser. 2010, 4.00%, due 4/1/15	605
		3,003
Maryland (0.6%)
1,000	Maryland St. G.O. (St. & Local Facs. Loan), Ser. 2012-B, 3.00%, due 3/15/23	1,066
Massachusetts (3.7%)
2,000	Massachusetts Bay Trans. Au. Rev. (Assessment), Ser. 2006-A, 5.25%, due 7/1/30	2,609
950	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	1,246
600	Massachusetts St. HFA Hsg. Rev. (Single Family), Ser. 2009-144, 3.95%, due 6/1/18	644
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	551	ß
1,000	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Northeastern Univ.), Ser. 2008-T3, 2.70%, due 10/1/37 Putable 2/20/2014	1,015	µß
		6,065
Michigan (0.8%)
350	Forest Hills Pub. Schs. G.O. Ref., Ser. 2005, (AGM Insured), 5.00%, due 5/1/21	378
900	Michigan St. Hosp. Fin. Au. Rev. (Ascension Hlth. Credit Group), Ser. 2010-F-4, 1.95%, due 11/15/47 Putable 4/1/2020	915	µß
		1,293
Minnesota (0.5%)
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	917
Mississippi (2.5%)
1,330	Lamar Co. Sch. Dist. Ref. G.O., Ser. 2013, 2.63%, due 6/1/19	1,412
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,229
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,541	Ø
		4,182

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Missouri (0.9%)
$750	Missouri St. Dev. Fin. Board Infrastructure Facs. Rev. (St. Joseph Swr. Sys. Imp.), Ser. 2012-C, 3.25%, due 11/1/24	$750
750	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	826	ß
		1,576
Nebraska (0.9%)
1,220	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	1,434
Nevada (0.5%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	858
New Jersey (5.4%)
305	Harrison G.O., Ser. 2012-A, 5.00%, due 4/15/18	354
1,000	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	1,123
755	Morristown Parking Au. Rev., Ser. 2011, 4.00%, due 8/1/18	838
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,193
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,224
2,000	New Jersey Trans. Trust Fund Au., Ser. 2006-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/15/21	2,500
360	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/20	391
370	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/21	399
375	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/22	431
395	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/23	454
		8,907
New Mexico (0.5%)
750	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	835
New York (6.9%)
1,630	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	1,864
1,850	New York G.O., Ser. 2011-I1, 5.00%, due 8/1/18	2,224	ØØ
1,000	New York St. Dorm. Au. (St. Personal Income Tax), Ser. 2011-C, 4.00%, due 3/15/19	1,162
1,500	New York St. Dorm. Au. Rev. (St. Personal Income Tax), Ser. 2012-D, 3.00%, due 2/15/21	1,657
50	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (AGM Insured), 5.50%, due 1/1/14	52
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	907
1,000	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2010-A, 5.00%, due 3/15/19	1,219
1,000	Port Au. New York & New Jersey Rev. (One Hundred Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	1,119
1,000	Suffolk Co. Wtr. Au. Ref. Rev., Ser. 2012, 4.00%, due 6/1/24	1,149
		11,353
North Carolina (1.7%)
1,500	North Carolina Muni. Pwr. Agcy. Number 1 Rev. (Catawba Elec.), Ser. 2012-A, 3.00%, due 1/1/16	1,602
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	801
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	347	ß
		2,750

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Ohio (3.2%)
$2,000	Kent St. Univ. Rev. Gen. Receipts, Ser. 2012-A, 3.50%, due 5/1/27	$2,043
500	Lorain G.O., Ser. 2013, (AGM Insured), 3.63%, due 12/1/25	509
1,000	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	1,019
500	Lorain G.O., Ser. 2013, (AGM Insured), 4.00%, due 12/1/29	508
1,000	Ohio St. Adult Correctional Cap. Fac. Ref. Rev. (Lease Appropriation Bldg. Fund), Ser. 2012-A, 5.00%, due 4/1/21	1,197
		5,276
Oregon (0.4%)
670	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	695
Pennsylvania (3.7%)
710	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.35%, due 5/1/24	721	ß
1,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	1,047
1,285	Pennsylvania St. HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,327
340	Pennsylvania St. Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (AGM Insured), 5.00%, due 5/1/21	390	ß
1,870	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	2,136
500	Philadelphia Hosp. & Higher Ed. Facs. Au. Rev. (Children's Hosp. Philadelphia), Ser. 2005-A, (LOC: Wells Fargo Bank N.A.), 0.17%, due 2/15/21	500	µ
		6,121
Puerto Rico (1.5%)
800	Puerto Rico Commonwealth Gov't Dev. Bank, Ser. 1985, (National Public Finance Guarantee Corp. Insured), 4.75%, due 12/1/15	810
500	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2010-XX, 5.25%, due 7/1/27	510
500	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Fin. Au. Ref. Rev. (Int'l American Univ. Proj.), Ser. 2012, 4.00%, due 10/1/14	516	ß
600	Puerto Rico Pub. Bldg. Au. Rev. (Unrefunded Bal. Gov't Fac.), Ser. 2002-C, 5.75%, due 7/1/20	645
		2,481
Rhode Island (1.7%)
1,420	Cranston G.O., Ser. 2012-B, 3.00%, due 7/1/16	1,481
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,288
		2,769
South Carolina (4.0%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	1,059
1,140	Rock Hill Ltd. Oblig. Rev. (Hosp. Fee Pledge), Ser. 2013, 5.00%, due 4/1/22	1,378	Ø
1,195	Rock Hill Ltd. Oblig. Rev. (Hosp. Fee Pledge), Ser. 2013, 5.00%, due 4/1/23	1,445	Ø
2,335	South Carolina St. Pub. Svc. Au. Ref. Rev. (Santee Cooperative), Ser. 2012-A, 4.00%, due 12/1/20	2,719	ØØ
		6,601
Tennessee (3.0%)
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	2,155
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board, Ser. 2012, 5.00%, due 11/1/26	1,143	ß
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Imp., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,699
		4,997

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Texas (10.1%)
$1,000	Alamo Comm. College Dist. G.O. (Maintenance Tax Notes), Ser. 2011, 4.00%, due 2/15/20	$1,164
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	850
705	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/20	812
1,085	Dallas Co. Sch. G.O. (Pub. Prop. Fin. Contractual Oblig.), Ser. 2012-A, 4.00%, due 12/1/18	1,241
460	Dallas Fort Worth Int'l Arpt. Ref. Rev., Ser. 2009-A, 5.00%, due 11/1/24	518
420	El Paso Independent Sch. Dist. Ref. G.O., Ser. 2011, (PSF Insured), 4.00%, due 8/15/26	463
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	1,004
500	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/25	493	Ø
500	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	486	Ø
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	261	ß
400	Harris-Montgomery Cos. Muni. Utils. (Dist. Number 386) G.O., Ser. 2012, (AGM Insured), 3.00%, due 9/1/24	401
1,110	Houston Hotel Occupancy Tax & Spec. Ref. Rev. (Convention & Entertainment Facs.), Ser. 2012, 5.00%, due 9/1/28	1,124
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,348
2,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF Insured), 5.00%, due 2/15/33	2,450
2,300	Port of Port Arthur Navigation Dist. Rev. (Motiva Enterprises Proj.), Ser. 2010-A, 0.17%, due 4/1/40	2,300	µß
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	411
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	615
415	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/17	476
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	286
		16,703
Virginia (3.2%)
1,200	Newport News Ref. G.O., Ser. 2011-B, 4.00%, due 7/1/19	1,398
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,196
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,734
		5,328
Washington (1.5%)
1,385	Energy Northwest Elec. Ref. Rev. (Proj. Number 3), Ser. 2010-A, 5.00%, due 7/1/18	1,669	ß
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	879
		2,548
	Total Investments (103.9%) (Cost $164,047)	171,897	##
	Liabilities, less cash, receivables and other assets [(3.9%)]	(6,407)
	Total Net Assets (100.0%)	$165,490

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Income Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
Municipal Notes (98.5%)
New York (96.9%)
$1,425	Addison Central Sch. Dist. Ref. G.O., Ser. 2012, 5.00%, due 6/1/19	$1,687
380	Ausable Valley Central Sch. Dist. Ref. G.O., Ser. 2012, 2.50%, due 6/15/13	381
2,000	Brookhaven G.O. (Pub. Imp.), Ser. 2013-A, 3.00%, due 9/15/27	2,036
1,360	Cayuga Co. G.O., Ser. 2013-A, (BAM Insured), 2.50%, due 2/1/23	1,390
1,380	Cayuga Co. G.O., Ser. 2013-A, (BAM Insured), 2.75%, due 2/1/26	1,385
525	East Moriches Union Free Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 3.00%, due 7/1/18	559
385	East Moriches Union Free Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 3.00%, due 7/1/19	409
460	East Moriches Union Free Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 3.00%, due 7/1/20	483
2,000	Erie Co. IDA Sch. Fac. Rev. (City Sch. Dist. Buffalo Proj.), Ser. 2007-A, (AGM Insured), 5.75%, due 5/1/25	2,322
300	Genesee Valley Central Sch. Dist. Ref. G.O. (Sch. Dist. at Angelica-Belmont), Ser. 2012, (AGM Insured), 3.00%, due 6/15/14	307
295	Genesee Valley Central Sch. Dist. Ref. G.O. (Sch. Dist. at Angelica-Belmont), Ser. 2012, (AGM Insured), 4.00%, due 6/15/15	313
1,090	Geneva City Sch. Dist. Ref. G.O., Ser. 2012, 3.00%, due 6/15/14	1,119
565	Hempstead Town Local Dev. Corp. Rev. (Adelphi Univ. Proj.), Ser. 2011, 3.00%, due 6/1/13	566	ß
250	Hempstead Town Local Dev. Corp. Rev. (Hofstra Univ. Proj.), Ser. 2011, 4.63%, due 7/1/36	269	ß
750	Hornell City Sch. Dist. Ref. G.O., Ser. 2011, 3.00%, due 6/15/13	752
1,000	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47	1,174
750	Ithaca Ref. G.O., Ser. 2012-A, 3.00%, due 1/15/16	792
250	Ithaca Ref. G.O., Ser. 2012-B, 3.00%, due 8/1/15	263
1,310	Jamestown City Sch. Dist. Ref. G.O., Ser. 2012, 4.00%, due 11/1/19	1,491
335	Johnson City Central Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 5.00%, due 6/15/22	404
400	Johnson City Central Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 5.00%, due 6/15/26	474
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33	601
250	Mechanicville City Sch. Dist. Ref. G.O., Ser. 2011, 3.00%, due 6/15/13	251
1,500	Metropolitan Trans. Au. Rev., Ser. 2008-C, 6.50%, due 11/15/28	1,887
1,250	Metropolitan Trans. Au. Rev., Ser. 2013-A, 5.00%, due 11/15/27	1,479
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/17	392
475	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/18	539
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/19	402
480	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/20	555
165	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.40%, due 5/1/14	170
330	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.45%, due 11/1/14	344
340	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.60%, due 5/1/15	360
350	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.65%, due 11/1/15	376
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,177
1,125	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2012-GG, 5.00%, due 6/15/17	1,256
2,000	New York St. G.O., Ser. 2008-E-1, 6.25%, due 10/15/28	2,483
905	New York St. G.O., Ser. 2013-G, 5.00%, due 8/1/21	1,128
90	New York St. G.O. (Unrefunded Bal.), Ser. 2002-C, 5.50%, due 8/1/14	90
1,015	New York St. Dorm. Au. Rev. (Med. College), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/13	1,018	ß
3,540	New York St. Dorm. Au. Rev. (Spec. Active Sch. Dist. Prog.), Ser. 1995, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/19	3,556
3,140	New York St. Dorm. Au. Rev. (Upstate Comm. Colleges), Ser. 2004, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/15	3,323
130	New York St. Dorm. Au. Rev. Non St. Supported Debt (Catholic Hlth. Sys. Oblig. Group), Ser. 2012-A, 2.00%, due 7/1/14	131	ß
340	New York St. Dorm. Au. Rev. Non St. Supported Debt (Catholic Hlth. Sys. Oblig. Group), Ser. 2012-A, 3.00%, due 7/1/15	349	ß
300	New York St. Dorm. Au. Rev. Non St. Supported Debt (Catholic Hlth. Sys. Oblig. Group), Ser. 2012-A, 3.00%, due 7/1/16	310	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Hosp. Spec. Surgery), Ser. 2009, (FHA Insured), 6.00%, due 8/15/38	601	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 5.00%, due 7/1/20	615	ß

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†
(000's omitted)		(000's omitted)[z]
$1,150	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 4.00%, due 7/1/22	$1,343	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Muni. Hlth. Fac. Lease), Ser. 2001, 5.00%, due 1/15/18	2,351
150	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2009-B, 4.25%, due 5/1/39	157	ß
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22	239	ß
735	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2012-A, 3.00%, due 4/1/14	752
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2012-A, 4.00%, due 10/1/14	524
100	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Lawrence Lewis), Ser. 2007, (AGM Insured), 4.00%, due 8/15/18	109	ß
110	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Lawrence Lewis), Ser. 2007, (AGM Insured), 4.13%, due 8/15/20	119	ß
100	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Lawrence Lewis), Ser. 2007, (AGM Insured), 4.25%, due 8/15/21	108	ß
2,305	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Rochester), Ser. 2007-A1, 5.00%, due 7/1/19	2,636	ß
3,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev. Ref. (Gen. Purp. Bonds), Ser. 2012-A, 5.00%, due 12/15/29	3,598
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	1,793
1,000	New York St. Dorm. Au. Rev. St. Supported Debt (Dept. Ed.), Ser. 2006-A, 5.00%, due 7/1/18	1,126
2,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental. Hlth. Svcs. Fac. Imp.), Ser. 2005-A, (AMBAC Insured), 5.00%, due 2/15/19	2,700
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental. Hlth. Svcs. Fac. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,788
1,500	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,885
1,000	New York St. Env. Facs. Corp. Rev. (United Wtr. New Rochelle), Ser. 2010-A, 4.88%, due 9/1/40	1,067
1,000	New York St. Urban. Dev. Corp. Rev. Ref., Ser. 2008-D, 5.00%, due 1/1/15	1,076
350	North Syracuse Central Sch. Dist. Ref. G.O., Ser. 2012-B, 5.00%, due 6/15/19	420
300	North Syracuse Central Sch. Dist. Ref. G.O., Ser. 2012-B, 5.00%, due 6/15/21	366
1,000	Oneida Co. Ref. G.O. (Pub. Imp.), Ser. 2013, 5.00%, due 4/1/20	1,211
735	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/23	815	ß
695	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/24	764	ß
250	Otego-Unadilla Central Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 3.00%, due 6/15/19	267
250	Otego-Unadilla Central Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 4.00%, due 6/15/20	282
250	Schuylerville Central Sch. Dist. Ref. G.O., Ser. 2012, 3.00%, due 6/15/13	251
350	Sullivan West Central Sch. Dist. Ref. G.O., Ser. 2011, (AGM Insured), 3.00%, due 6/15/13	351
310	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/22	311
1,205	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/23	1,209
1,500	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2013-A, 5.00%, due 11/15/27	1,797
375	Warsaw Central Sch. Dist. Ref. G.O., Ser. 2012, 2.63%, due 6/15/13	376
		73,760
Puerto Rico (1.6%)
500	Puerto Rico Commonwealth Gov't Dev. Bank Rev. Ref., Ser. 1985, (National Public Finance Guarantee Corp. Insured), 4.75%, due 12/1/15	507
700	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2010-XX, 5.25%, due 7/1/27	713
		1,220
	Total Investments (98.5%) (Cost $70,992)	74,980	##
	Cash, receivables and other assets, less liabilities (1.5%)	1,108
	Total Net Assets (100.0%)	$76,088

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (12.3%)
$1,500	U.S. Treasury Notes, 0.38%, due 7/31/13 & 3/15/16	$1,503
3,590	U.S. Treasury Notes, 0.25%, due 11/30/14 & 4/15/16	3,587
3,295	U.S. Treasury Notes, 2.13%, due 11/30/14	3,396
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $8,553)	8,486
Mortgage-Backed Securities (29.8%)
Adjustable Mixed Balance (3.1%)
828	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.75%, due 5/25/34	823	µ
1,226	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.71%, due 11/25/35	1,158	µ
132	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.33%, due 6/19/34	130	µ
		2,111
Commercial Mortgage-Backed (16.6%)
205	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	206
130	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.93%, due 3/15/49	132	µ
111	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.51%, due 1/15/46	113	µ
1,025	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	1,029
645	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.99%, due 6/15/38	723	µ
66	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	67
651	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	665
1,500	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,665
due 2/15/46 836	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%,	847	ñ
875	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.63%, due 7/15/37	877	µ
487	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	499	ñ
935	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	957
1,615	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	1,623
45	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.49%, due 12/15/44	45	µ
1,305	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	1,429
546	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	558	ñ
		11,435
Mortgage-Backed Non-Agency (3.1%)
468	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	502	ñ
1,265	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,366	ñ
269	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	287	ñ
		2,155
Fannie Mae (3.5%)
1,617	Pass-Through Certificates, 3.00%, due 9/1/27	1,710
680	Pass-Through Certificates, 4.50%, due 4/1/39	733
		2,443
Freddie Mac (3.5%)
3	ARM Certificates, 1.75%, due 1/1/17	3	µ
1,363	Pass-Through Certificates, 3.00%, due 1/1/27	1,440
874	Pass-Through Certificates, 4.50%, due 11/1/39	937
		2,380
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Government National Mortgage Association (0.0%)
$1	Pass-Through Certificates, 12.00%, due 3/15/14	$2
	Total Mortgage-Backed Securities (Cost $20,702)	20,526
Corporate Debt Securities (41.2%)
Aerospace & Defense (0.2%)
115	United Technologies Corp., Senior Unsecured Notes, 1.20%, due 6/1/15	117
Auto Manufacturers (0.9%)
590	Daimler Finance N.A. LLC, Guaranteed Notes, 1.65%, due 4/10/15	597	ñ
Banks (13.2%)
305	American Express Centurion Bank, Guaranteed Notes, 0.88%, due 11/13/15	306
360	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	382
835	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	860
395	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	400
1,670	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	1,708
745	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 6.00%, due 5/13/14	784
155	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	156
1,330	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 1.45%, due 10/30/14	1,349
470	Sumitomo Mitsui Banking Corp., Bank Guaranteed Notes, 0.90%, due 1/18/16	470
1,265	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	1,287
555	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	560
820	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	829
		9,091
Beverages (2.1%)
1,390	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.80%, due 1/15/16	1,396
80	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	80	ñ
		1,476
Commercial Services (0.7%)
405	ERAC USA Finance LLC, Guaranteed Notes, 2.25%, due 1/10/14	409	ñ
90	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	91	ñ
		500
Computers (2.7%)
425	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	434
1,400	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	1,411
		1,845
Diversified Financial Services (8.0%)
745	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	745
540	American Honda Finance Corp., Unsecured Notes, 1.00%, due 8/11/15	543	ñ
510	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.65%, due 4/1/14	516
280	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	283

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$955	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	$1,009	ØØ
455	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	467
530	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 1/8/16	533
415	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	417	ñ
490	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	494
525	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	530
		5,537
Food (0.2%)
170	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	173
Insurance (0.8%)
545	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	549
Internet (0.6%)
405	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	405
Media (3.8%)
995	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	1,049
800	NBC Universal Media LLC, Guaranteed Notes, 2.10%, due 4/1/14	812
750	Time Warner Cable, Inc., Guaranteed Notes, 3.50%, due 2/1/15	784
		2,645
Mining (0.5%)
360	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	364
Oil & Gas (1.3%)
665	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	678
190	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	190
		868
Pharmaceuticals (3.5%)
1,050	AbbVie, Inc., Guaranteed Notes, 1.20%, due 11/6/15	1,058	ñ
415	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	424
165	McKesson Corp., Senior Unsecured Notes, 0.95%, due 12/4/15	166
675	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	707
75	Zoetis, Inc., Senior Unsecured Notes, 1.15%, due 2/1/16	75	ñ
		2,430
Pipelines (0.7%)
215	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	217
240	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	241
		458
Retail (0.9%)
625	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	644

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Telecommunications (1.1%)
$570	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	$573
165	AT&T, Inc., Senior Unsecured Notes, 0.90%, due 2/12/16	165
		738
	Total Corporate Debt Securities (Cost $28,047)	28,437
Asset-Backed Securities (15.7%)
127	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	127
248	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	249
2,075	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.44%, due 5/15/20	2,069	µ
1,200	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.30%, due 4/24/17	1,200	Ø
532	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	533
652	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	654
1,125	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	1,126
294	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	294
1,373	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	1,373	ØØ
869	SLM Student Loan Trust, Ser. 2004-5, Class A4, 0.43%, due 1/25/21	868	µ
1,558	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.36%, due 4/25/23	1,556	µ
829	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.37%, due 6/25/36	748	µ
	Total Asset-Backed Securities (Cost $10,862)	10,797
Short-Term Investments (2.5%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (1.0%)
700	U.S. Treasury Bills, Disc. Notes, 0.05%, due 8/1/13	700	[d]
NUMBER OF SHARES
Money Market Fund (1.5%)
1,060,963	State Street Institutional Liquid Reserves Fund Institutional Class	1,061
	Total Short-Term Investments (Cost $1,761)	1,761
	Total Investments (101.5%) (Cost $69,925)	70,007	##
	Liabilities, less cash, receivables and other assets [(1.5%)]	(1,059)
	Total Net Assets (100.0%)	$68,948

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (9.5%)
Air Transport (0.7%)
$254	Delta Air Lines, Term Loan B, 4.25%, due 4/15/17	$257
All Telecom (0.6%)
145	Cricket Communications, Inc., Term Loan B, 4.75%, due 10/10/19	145
85	Integra Telecom, Term Loan B, 6.00%, due 2/22/19	87
		232
Automotive (0.5%)
174	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	178
Building & Development (0.7%)
250	Realogy Corporation, Term Loan B, 4.50%, due 3/5/20	253
Business Equipment & Services (0.6%)
239	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	242
Chemicals & Plastics (0.5%)
70	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	71
120	PQ Corporation, Term Loan, 4.50%, due 8/7/17	121
		192
Financial Intermediaries (0.7%)
255	First Data Corporation, Term Loan, 4.20%, due 3/24/17	255
Food & Drug Retailers (0.1%)
55	Rite Aid Corp., Second Lien Term Loan, 5.75%, due 8/21/20	57
Health Care (0.7%)
241	CareStream Health Inc., Term Loan, 5.00%, due 2/25/17	242
Leisure Goods - Activities - Movies (0.7%)
262	WMG Acquisition Corp., First Lien Term Loan, 6.25%, due 11/1/18	265
Lodging & Casinos (1.2%)
152	Centaur Acquisition, LLC, Second Lien Term Loan, due 2/20/20	155 ¢^^
275	Station Casinos, Term Loan B, 5.00%, due 3/2/20	278
		433
Oil & Gas (1.0%)
375	Chesapeake Energy, Term Loan B, 5.75%, due 12/2/17	388

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Radio & Television (1.0%)
$214	Cumulus Media, First Lien Term Loan B, 4.50%, due 9/17/18	$218
149	Univision Communications Inc., First Lien Term Loan, 4.45%, due 3/31/17	150
		368
Retailers (except food & drug) (0.5%)
175	Toys R US Delaware Inc., Term Loan B, due 9/1/16	175	¢^^
	Total Bank Loan Obligations (Cost $3,478)	3,537
Corporate Debt Securities (86.1%)
Aerospace & Defense (0.1%)
45	Bombardier, Inc., Senior Notes, 4.25%, due 1/15/16	47	ñ
Airlines (1.1%)
375	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	392	ñ
Auto Loans (0.4%)
150	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	158	ñ
Auto Parts & Equipment (0.5%)
185	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	194
Banking (2.6%)
620	Ally Financial, Inc., Guaranteed Notes, 4.63%, due 6/26/15	653	ØØ
130	Ally Financial, Inc., Guaranteed Notes, 3.13%, due 1/15/16	133
145	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	158
		944
Beverages (0.9%)
275	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	320
Building & Construction (2.8%)
65	Lennar Corp., Guaranteed Notes, Ser. B, 5.60%, due 5/31/15	70
200	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	212
305	Lennar Corp., Guaranteed Notes, 4.13%, due 12/1/18	310	ñ
120	Ryland Group Inc., Guaranteed Notes, 8.40%, due 5/15/17	144
135	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	153
125	Standard Pacific Corp., Guaranteed Notes, 10.75%, due 9/15/16	156
		1,045
Building Materials (1.6%)
45	Associated Materials LLC/AMH New Finance, Inc., Senior Secured Notes, 9.13%, due 11/1/17	49
20	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	22
175	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	192	ñ
300	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	332	ñ
		595

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Chemicals (2.0%)
$155	Ashland, Inc., Senior Unsecured Notes, 3.00%, due 3/15/16	$158	ñ
50	Ashland, Inc., Senior Unsecured Notes, 3.88%, due 4/15/18	52	ñ
125	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	142
200	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	218
155	PQ Corp., Secured Notes, 8.75%, due 5/1/18	167	ñ
		737
Computer Hardware (0.5%)
175	Seagate HDD Cayman, Guaranteed Notes, 7.75%, due 12/15/18	193
Consumer - Commercial Lease Financing (5.1%)
141	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	148	ñ
80	CIT Group, Inc., Senior Unsecured Notes, 4.75%, due 2/15/15	84	ñ
520	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	567	ØØ
135	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	143
325	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	340
400	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	456
125	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	150
		1,888
Department Stores (0.8%)
280	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	278
Electric - Generation (2.8%)
291	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	330	ñ
115	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	133
400	NRG Energy, Inc., Guaranteed Notes, 8.50%, due 6/15/19	442
125	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	133
		1,038
Electric - Integrated (0.4%)
115	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	129	ñ
Electronics (2.8%)
160	Amkor Technology, Inc., Guaranteed Notes, 7.38%, due 5/1/18	170
365	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	378
430	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	473	ñ
		1,021
Energy - Exploration & Production (7.0%)
340	Chesapeake Energy Corp., Guaranteed Notes, 3.25%, due 3/15/16	344
120	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	134
300	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	340
255	EP Energy LLC/EP Energy Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	297
125	EP Energy LLC/Everest Acquisition Finance, Inc., Senior Secured Notes, 6.88%, due 5/1/19	137
30	EPE Holdings LLC/EP Energy Bond Co., Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	32	ñc
235	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	233
285	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	289

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$435	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	$486
165	SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	177
125	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	134
		2,603
Food & Drug Retailers (1.2%)
200	New Albertsons, Inc., Senior Unsecured Notes, 7.25%, due 5/1/13	200
225	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	257
		457
Gaming (5.5%)
45	Boyd Gaming Corp., Senior Subordinated Notes, 7.13%, due 2/1/16	46
475	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	510
125	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	141
385	MGM Resorts Int'l, Guaranteed Notes, 7.63%, due 1/15/17	437
70	Mohegan Tribal Gaming Authority, Secured Notes, 11.50%, due 11/1/17	78	ñ
70	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	76	ñ
225	Pinnacle Entertainment, Inc., Guaranteed Notes, 8.63%, due 8/1/17	238
225	Seminole Indian Tribe of Florida, Secured Notes, 7.75%, due 10/1/17	243	ñ
100	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	105	ñ
140	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	160
		2,034
Gas Distribution (3.8%)
280	AmeriGas Partners L.P./AmeriGas Finance Corp., Senior Unsecured Notes, 6.25%, due 8/20/19	303
250	El Paso Corp., Senior Secured Notes, 7.00%, due 6/15/17	288
250	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	267
81	Kinder Morgan Finance Co., Senior Secured Notes, 5.70%, due 1/5/16	89
410	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	447
		1,394
Health Facilities (4.5%)
200	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	214
295	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	325	ØØ
195	Health Management Associates, Inc., Guaranteed Notes, 7.38%, due 1/15/20	217
75	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	79
325	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 7.50%, due 2/15/20	362
225	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	254
65	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	74
125	Universal Health Services, Inc., Senior Secured Notes, 7.13%, due 6/30/16	143
		1,668
Health Services (1.2%)
245	Emergency Medical Services Corp., Guaranteed Notes, 8.13%, due 6/1/19	271
173	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	190
		461

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Investments & Misc. Financial Services (2.2%)
$760	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	$817
Leisure (2.0%)
430	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	482
210	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	238
		720
Machinery (1.6%)
125	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	149
70	CNH Capital LLC, Guaranteed Notes, 3.88%, due 11/1/15	72
200	CNH Capital LLC, Guaranteed Notes, 6.25%, due 11/1/16	221
125	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	138
		580
Media - Broadcast (1.4%)
165	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	163
310	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	347	ñ
		510
Media - Cable (5.7%)
400	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	433	ØØ
200	CSC Holdings, Inc., Senior Unsecured Notes, 7.88%, due 2/15/18	235
270	DISH DBS Corp., Senior Notes, 4.25%, due 4/1/18	265	ñ
635	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	702
130	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	145	ñ
155	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	169	ñ
135	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	152
		2,101
Media - Services (1.1%)
170	Lamar Media Corp., Guaranteed Notes, 9.75%, due 4/1/14	183
195	Lamar Media Corp., Guaranteed Notes, 7.88%, due 4/15/18	213
		396
Medical Products (0.4%)
125	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.88%, due 7/15/17	144
Metals - Mining Excluding Steel (2.5%)
610	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	639	ñØØ
250	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	286
		925

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Packaging (2.3%)
$225	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	$250
50	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	57
495	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	555
		862
Pharmaceuticals (2.6%)
105	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	121	ñ
225	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	250	ñ
300	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	313	ñ
270	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	294	ñ
		978
Printing & Publishing (2.4%)
250	Gannett Co., Inc., Guaranteed Notes, 6.38%, due 9/1/15	275
125	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 5.50%, due 5/15/15	134
350	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	406	ØØ
80	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	87
		902
Software - Services (1.0%)
200	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	218	ñ
20	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	22	ñ
105	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	116
		356
Specialty Retail (2.0%)
190	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 6.88%, due 11/15/19	213
55	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	59
450	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	483
		755
Steel Producers - Products (2.2%)
170	ArcelorMittal, Senior Unsecured Notes, 4.25%, due 2/25/15	176
125	ArcelorMittal, Senior Unsecured Notes, 4.25%, due 8/5/15	131
410	ArcelorMittal, Senior Unsecured Notes, 5.00%, due 2/25/17	435
75	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	82	ñ
		824
Support - Services (1.8%)
220	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Guaranteed Notes, 4.88%, due 11/15/17	231	ñ
135	Hertz Corp., Guaranteed Notes, 4.25%, due 4/1/18	140	ñ
75	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	83
125	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	141
75	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	81
		676

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Telecom - Integrated Services (4.9%)
$220	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	$248
100	Intelsat Luxembourg SA, Guaranteed Notes, 6.75%, due 6/1/18	105	ñ
275	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	303
290	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	320
215	tw telecom holdings, Inc., Guaranteed Notes, 8.00%, due 3/1/18	233
515	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	601	ØØ
		1,810
Telecom - Wireless (2.4%)
60	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	64	ñ
190	MetroPCS Wireless, Inc., Guaranteed Notes, 6.25%, due 4/1/21	204	ñ
390	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	423
200	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 6.00%, due 5/15/17	213	ñ
		904
	Total Corporate Debt Securities (Cost $31,338)	31,856
Convertible Bonds (0.7%)
275	Alpha Appalachia Holdings, Inc., Guaranteed Notes, 3.25%, due 8/1/15 (Cost $265)	261
NUMBER OF SHARES
Short-Term Investments (3.1%)
1,144,205	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,144)	1,144
	Total Investments (99.4%) (Cost $36,225)	36,798	##
	Cash, receivables and other assets, less liabilities (0.6%)	212
	Total Net Assets (100.0%)	$37,010

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (18.0%)
Aerospace & Defense (0.1%)
$1,536	Sequa Corporation, Term Loan B, 5.25%, due 6/19/17	$1,559
Air Transport (0.2%)
654	Delta Air Lines, Term Loan B, 4.25%, due 4/15/17	662
2,405	United Air Lines, Inc., Term Loan B, 4.00%, due 4/1/19	2,428
		3,090
All Telecom (1.1%)
2,144	Cricket Communications, Inc., Term Loan C, 4.75%, due 2/22/20	2,153
863	Crown Castle Operating Corp., Term Loan B, 3.25%, due 1/31/19	867
865	Integra Telecom, Term Loan, 6.00%, due 2/22/19	882
440	Integra Telecom, Second Lien Term Loan, 9.75%, due 2/15/20	451
1,686	Intelsat Jackson HLDG, Term Loan B-1, 4.25%, due 4/2/18	1,707
1,020	Level 3 Financing Inc., Term Loan B, 5.25%, due 8/1/19	1,033
1,831	Level 3 Financing Inc., Term Loan B-11, 4.75%, due 8/1/19	1,850
1,675	Lightower Fiber Networks, First Lien Term Loan, 4.50%, due 3/15/20	1,692
951	Syniverse Technologies, Term Loan, 5.00%, due 4/23/19	958
1,725	Syniverse Technologies, Term Loan B, due 4/23/19	1,730	¢^^††
859	Windstream Corp., Term Loan B-3, 4.00%, due 8/8/19	868
1,944	Windstream Corp., Term Loan B-4, 3.50%, due 1/23/20	1,950
		16,141
Automotive (0.7%)
1,921	Allison Transmission, Term Loan B-3, 4.25%, due 8/23/19	1,946
1,667	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	1,688
1,420	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/30/19	1,431
1,018	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	1,036
3,920	TI Group Automotive, Term Loan, 5.50%, due 3/28/19	3,979	Ñ
		10,080
Beverage & Tobacco (0.2%)
2,590	HJ Heinz Company, Term Loan B, due 3/27/20	2,613	¢^^
Building & Development (0.8%)
2,985	American Builders & Co., Inc., Term Loan B, 3.50%, due 4/16/20	3,009
1,788	Capital Automotive LP, Term Loan B, 4.75%, due 3/11/17	1,801
1,894	Capital Automotive LP, Term Loan B-1, due 4/10/19	1,908	¢^^
1,379	Capital Automotive LP, Second Lien Term Loan B, due 4/1/20	1,420	Ñ¢^^
92	Realogy Corporation, Letter of Credit, 0.05%, due 10/10/16	93
2,632	Realogy Corporation, Term Loan B, 4.50%, due 3/5/20	2,663
		10,894
Business Equipment & Services (1.6%)
1,526	Acosta Inc., Term Loan D, 5.00%, due 3/2/18	1,548
1,132	Advantage Sales & Marketing, First Lien Term Loan, due 12/18/17	1,145	¢^^
836	Advantage Sales & Marketing, Second Lien Term Loan, 8.25%, due 6/17/18	838
339	Brand Services, Inc., First Lien Term Loan B-2, 5.75%, due 10/23/16	344	Ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$81	Brand Services, Inc., Term Loan B-2, 5.75%, due 10/23/16	$82	Ñ
1,280	Brickman Group Holdings Inc., Term Loan B-1, 5.50%, due 10/14/16	1,296
1,030	Brock Holdings III, First Lien Term Loan, 6.00%, due 3/16/17	1,040
475	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	479
2,123	Ceridian Corp., Term Loan, 5.95%, due 5/9/17	2,159
1,453	KAR Auction Services, Inc., Term Loan, 3.75%, due 5/19/17	1,472
1,008	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	1,020
1,015	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	1,071	Ñ
1,149	McJunkin Red Man Corporation, Term Loan, 6.25%, due 11/8/19	1,170
1,445	Monitronics, Term Loan B, 4.25%, due 3/23/18	1,465
963	Protection One, Term Loan B, 4.25%, due 3/20/19	975	Ñ
845	Quintiles Transnational, Term Loan B-2, 4.50%, due 6/8/18	856
594	SunGard Data Systems, Term Loan D, 4.50%, due 1/31/20	600
2,019	SunGard Data Systems, Term Loan E, 4.00%, due 3/8/20	2,042
555	SymphonyIRI Group, Inc., Term Loan, 4.50%, due 12/1/17	561
1,899	West Corporation, Term Loan B-8, 4.25%, due 6/30/18	1,929	¢^^
		22,092
Cable & Satellite Television (0.5%)
2,000	Cequel Communications, LLC, Term Loan B, 3.50%, due 2/14/19	2,014
880	Charter Communications Operating LLC, Term Loan D, 4.00%, due 5/15/19	882
750	Charter Communications Operating LLC, Term Loan F-1, due 1/31/21	749	¢^^
1,100	UPC Financing Partnership, Term Loan AF, 4.00%, due 1/31/21	1,112
2,772	UPC Financing Partnership, First Lien Term Loan AH, due 6/30/21	2,768	¢^^
		7,525
Chemicals & Plastics (0.5%)
1,300	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	1,316
1,018	Ineos Holdings, Term Loan, 6.50%, due 5/4/18	1,029
2,784	PQ Corporation, Term Loan, 4.50%, due 8/7/17	2,813
1,024	Taminco Global Chemical, Term Loan B-2, 4.25%, due 2/15/19	1,035
1,361	Univar Inc., Term Loan B, 5.00%, due 6/30/17	1,368
		7,561
Clothing - Textiles (0.2%)
1,475	PVH, Term Loan B, 3.25%, due 2/13/20	1,487
1,356	Wolverine Worldwide, Term Loan B, 4.00%, due 10/9/19	1,368
		2,855
Conglomerates (0.5%)
1,380	Apex Tool Group, Term Loan, 4.50%, due 1/31/20	1,398
1,397	Spectrum Brands, Inc., Term Loan, 4.50%, due 12/17/19	1,416
3,602	Wilsonart, LLC, Term Loan B, 4.00%, due 10/31/19	3,613
		6,427
Containers & Glass Products (0.5%)
1,750	Berlin Packaging, First Lien Term Loan, 4.75%, due 4/2/19	1,768
1,560	Berry Plastics, Term Loan D, 3.50%, due 2/10/20	1,557
1,023	Exopack, Term Loan B, 6.50%, due 5/31/17	1,035

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,420	Reynolds Group, Term Loan, 4.75%, due 9/28/18	$1,442
1,282	Sealed Air Corporation, Term Loan B-1, 4.00%, due 10/3/18	1,302
		7,104
Cosmetics - Toiletries (0.1%)
420	Huish Detergent Inc., Term Loan B, 5.50%, due 3/23/20	423	Ñ
1,022	Yankee Candle Company, Term Loan, 5.25%, due 4/2/19	1,027
		1,450
Drugs (0.3%)
1,923	Par Pharmaceutical Companies, Inc., Term Loan B-1, 4.25%, due 9/30/19	1,941
663	Warner Chilcott Company, Inc., Term Loan B-1, 4.25%, due 3/15/18	672
289	Warner Chilcott Company, Inc., Term Loan B-1, 4.25%, due 3/15/18	293
235	Warner Chilcott Company, Inc., Term Loan B-2, 4.25%, due 3/15/18	238
523	Warner Chilcott Company, Inc., Term Loan B-3, 4.25%, due 3/15/18	530
		3,674
Ecological Services & Equipment (0.2%)
1,526	ADS Waste Holdings, Inc., Term Loan B, 4.25%, due 10/9/19	1,545
1,122	Progressive Waste Solutions, Ltd., Term Loan B, 3.50%, due 10/24/19	1,135
		2,680
Electronics - Electrical (1.0%)
1,320	Arris Group, Term Loan B, 3.50%, due 2/15/20	1,321
2,345	BOC Edwards, First Lien Term Loan, 4.75%, due 3/26/20	2,356
2,000	CDW Corp, Term Loan B-1, due 4/15/20	2,004	¢^^
1,422	Datatel-Sophia LP, Term Loan B, 4.50%, due 7/19/18	1,439
768	Epicor Software Corp., Term Loan B, 4.50%, due 5/16/18	779
1,472	Freescale Semiconductor, Term Loan B-4, 5.00%, due 3/1/20	1,492
688	Genesys, Term Loan, 4.00%, due 2/8/20	694
565	Go Daddy, Term Loan B-2, 4.25%, due 12/17/18	568
349	NXP Funding, Term Loan C, 4.75%, due 1/10/20	357
1,187	Riverbed Technology, Term Loan, 4.00%, due 12/18/19	1,208	Ñ
959	SkillSoft, Term Loan, 5.00%, due 5/26/17	974
2,395	Verint Systems Inc., Term Loan, 4.00%, due 9/6/19	2,410
		15,602
Equipment Leasing (0.2%)
783	AWAS Fin Lux 2012 SA, Term Loan B, 3.50%, due 6/13/16	790
982	AWAS Fin Lux 2012 SA, Term Loan, 4.75%, due 7/16/18	987
1,233	International Lease Finance Co., Term Loan, 3.50%, due 6/30/17	1,244
		3,021
Financial Intermediaries (1.7%)
1,439	American Capital, Senior Secured Term Loan, 5.50%, due 8/22/16	1,459
2,839	CITCO, Term Loan, 4.25%, due 6/29/18	2,842
1,159	First Data Corporation, Term Loan, 4.20%, due 3/24/17	1,158
480	First Data Corporation, Term Loan, 4.20%, due 3/23/18	478
585	First Data Corporation, Term Loan B, 4.20%, due 9/24/18	582

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$880	Harbourvest Partners L.P., Term Loan, 4.75%, due 11/21/17	$885	Ñ
2,656	Mondrian Investment, Term Loan B-1, 4.00%, due 3/15/20	2,672	Ñ
4,155	MoneyGram International, Term Loan, 4.25%, due 3/27/20	4,188
1,794	Nuveen Inv., Term Loan B-1, 5.20%, due 5/13/17	1,814
2,090	Ocwen Financial, Term Loan, 5.00%, due 2/15/18	2,123
801	Springleaf, Term Loan, 5.50%, due 5/10/17	804
1,771	TCW Group, Term Loan, 4.00%, due 2/6/20	1,787
2,799	Walter Investment Mgmt., Term Loan B, 5.75%, due 11/28/17	2,845
		23,637
Food & Drug Retailers (0.2%)
2,440	Rite Aid Corp., Term Loan, 4.00%, due 2/21/20	2,469
Food Products (0.6%)
1,385	Del Monte Corp., Term Loan, 4.00%, due 3/8/18	1,395
2,980	Pinnacle Foods Finance LLC, Term Loan G-1, due 4/15/20	2,989	¢^^
4,025	Weight Watchers International, Term Loan B-2, 3.75%, due 4/2/20	4,012
		8,396
Food Service (0.2%)
1,099	OSI Restaurant Partners, Term Loan, 3.50%, due 10/28/19	1,105
246	US Foodservice Inc., Term Loan, 5.75%, due 3/31/17	249
1,283	US Foodservice Inc., Term Loan, 5.75%, due 3/31/17	1,298
		2,652
Health Care (1.7%)
2,081	Bausch & Lomb, Term Loan, 5.25%, due 5/17/19	2,103
1,481	Bausch & Lomb, Term Loan B, due 5/17/19	1,497	¢^^
353	Biomet, Inc., Term Loan B-1, 3.95%, due 7/25/17	358
1,236	CareStream Health Inc., Term Loan, 5.00%, due 2/25/17	1,244
1,130	CHS/Community Health, Term Loan, 3.79%, due 1/25/17	1,140
1,962	DaVita, Inc., Term Loan B-2, 4.00%, due 11/1/19	1,983
414	dj Orthopedics LLC, Term Loan B, 4.75%, due 9/15/17	421
1,613	EMS-Emergency Medical Services, Term Loan, 4.00%, due 5/25/18	1,632
843	Grifols, Term Loan B, 4.25%, due 6/1/17	853
1,682	Health Management Associates Inc., Term Loan B-2, 3.50%, due 11/16/18	1,697
841	Hologic, Term Loan B, 4.50%, due 8/1/19	852
825	IASIS Healthcare Corporation, Term Loan B-2, 4.50%, due 5/3/18	837
2,583	Immucor, Term Loan B-2, 5.00%, due 8/19/18	2,617	¢^^
958	IMS Health Incorporated, Term Loan B-1, 3.75%, due 9/1/17	965
1,429	Pharmaceutical Product Development, Inc., Term Loan, 4.25%, due 12/5/18	1,449
1,260	Sheridan Healthcare, First Lien Term Loan, 4.50%, due 6/29/18	1,275
1,489	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	1,496
1,626	Valeant Pharmaceuticals, Term Loan B, 3.50%, due 2/13/19	1,642
		24,061
Home Furnishings (0.1%)
1,380	AOT Bedding Super Holdings, LLC, Term Loan, 5.00%, due 10/1/19	1,397

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Industrial Equipment (0.6%)
$1,142	Generac Power Systems Inc., Term Loan, 6.25%, due 5/30/18	$1,164
2,860	Goodyear Engineered Products, Term Loan, 5.25%, due 9/8/17	2,874
1,636	Husky Injection Molding, Term Loan, 4.25%, due 6/30/18	1,664
1,531	Silver II/Hamilton Sundstrand Corporation, Term Loan, 4.00%, due 12/13/19	1,541
1,008	Terex Corp., Term Loan, 4.50%, due 4/28/17	1,029	¢^^
		8,272
Leisure Goods - Activities - Movies (0.3%)
1,770	Bombardier Recreational Products, Inc., Term Loan B, 5.00%, due 1/17/19	1,787
2,944	EMI Publishing, Term Loan B, 4.25%, due 6/29/18	2,980
		4,767
Lodging & Casinos (0.8%)
1,164	Boyd Gaming Corporation, Term Loan, 6.00%, due 12/17/15	1,176
1,023	Cannery Casinos, First Lien Term Loan, 6.00%, due 10/2/18	1,041
746	Cannery Casinos, Second Lien Term Loan, 10.00%, due 10/2/19	730
805	Centaur Acquisition, LLC, First Lien Term Loan, 5.25%, due 2/20/19	817
1,730	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	1,756	¢^^
1,377	MGM Resorts, Term Loan B, 4.25%, due 12/20/19	1,396
1,029	Mohegan Tribal Gaming, Term Loan A, 5.50%, due 3/31/15	1,031
1,436	Peninsula Gaming, Term Loan B, 6.75%, due 11/20/17	1,454
1,097	Penn National Gaming, Term Loan B, 3.75%, due 7/16/18	1,107
		10,508
Nonferrous Metals - Minerals (0.3%)
1,450	Arch Coal, Term Loan, 5.75%, due 5/16/18	1,468
1,323	Fairmount Minerals, Ltd., Term Loan B, 5.25%, due 3/15/17	1,338
1,512	FMG Resources, Term Loan, 5.25%, due 10/18/17	1,539
		4,345
Oil & Gas (0.4%)
1,736	Everest Acquisition LLC, Term Loan B-1, 5.00%, due 5/24/18	1,743
100	Everest Acquisition LLC, Term Loan B-2, 4.50%, due 4/30/19	101
775	NFR Energy, Second Lien Term Loan, 8.75%, due 12/31/18	795	Ñ
2,290	Plains Exploration & Production Company, Term Loan, 4.00%, due 11/30/19	2,292
897	Samson Investment Company, Second Lien Term Loan, 6.00%, due 9/25/18	907
		5,838
Publishing (0.2%)
1,172	Getty Images, Term Loan, 4.75%, due 10/18/19	1,188
1,456	Tribune Company, Term Loan B, 4.00%, due 12/31/19	1,473
		2,661

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Radio & Television (0.5%)
$870	Clear Channel, Term Loan B, 3.85%, due 1/29/16	$797
1,883	Cumulus Media, First Lien Term Loan, 4.50%, due 9/17/18	1,916
760	Cumulus Media, Second Lien Term Loan, 7.50%, due 9/16/19	788
473	Formula One, Term Loan B2, 6.00%, due 4/30/19	480
858	FoxCo Acquisition, Term Loan, 5.50%, due 7/14/17	871
654	Univision Communications Inc., First Lien Term Loan, 4.45%, due 3/31/17	659
1,140	Univision Communications Inc., First Lien Term Loan, 4.75%, due 3/1/20	1,151
		6,662
Retailers (except food & drug) (1.1%)
2,142	99¢ Only Stores, Term Loan B-1, 5.25%, due 1/11/19	2,169
1,117	David's Bridal, Term Loan, 5.00%, due 10/11/19	1,131
743	Leslie's Poolmart, Term Loan B, 5.25%, due 10/16/19	752	††
510	Lord & Taylor, Term Loan B, 6.75%, due 1/11/19	513
4,195	Michaels Stores Inc., Term Loan B, 3.75%, due 1/28/20	4,234
2,311	Neiman Marcus Group, Inc., Term Loan, 4.00%, due 5/16/18	2,328
617	PETCO Animal Supply Inc., Term Loan, 4.00%, due 11/24/17	625
236	Pilot Travel Centers, Term Loan B, 4.25%, due 8/7/19	233
1,137	Servicemaster Company, Term Loan C, 4.25%, due 1/31/17	1,146
1,405	Toys R US Delaware Inc., Term Loan, 6.00%, due 9/1/16	1,404
1,183	Toys R US Delaware Inc., Term Loan B-2, 5.25%, due 5/25/18	1,150
		15,685
Steel (0.1%)
1,523	International Mill Services, Inc., First Lien Term Loan, 4.75%, due 3/20/19	1,533
Surface Transport (0.2%)
2,402	Avis Budget Car Rental, Term Loan B, 3.75%, due 3/15/19	2,433
Utilities (0.3%)
2,051	Calpine Corp., Term Loan B-1, 4.00%, due 4/1/18	2,077	¢^^
262	Calpine Corp., Term Loan B-2, 4.00%, due 4/1/18	265
19	Calpine Corp., Term Loan B-3, 4.00%, due 10/9/19	19
1,850	Essential Power, Term Loan B, 4.25%, due 8/8/19	1,870
		4,231
	Total Bank Loan Obligations (Cost $250,422)	253,915
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (9.3%)
5,815	U.S. Treasury Bonds, 6.25%, due 8/15/23	8,339
11,890	U.S. Treasury Bonds, 6.88%, due 8/15/25	18,327	ØØ
35,724	U.S. Treasury Inflation Index Bonds, 0.50%, due 4/15/15	37,002
13,545	U.S. Treasury Inflation Index Bonds, 0.13%, due 4/15/17	14,422
24,476	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26	32,132
5,429	U.S. Treasury Inflation Index Bonds, 3.88%, due 4/15/29	8,956
2,258	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	2,653
6,606	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/25	8,887
685	U.S. Treasury Notes, 3.63%, due 8/15/19	799
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $130,647)	131,517

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Government Agency Securities (2.0%)
$2,650	Federal Farm Credit Banks, Bonds, 1.46%, due 11/19/19	$2,650	ØØ
3,825	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	5,272	ØØ
1,800	Federal National Mortgage Association, Notes, 1.50%, due 10/23/19	1,805	ØØ
14,160	Federal National Mortgage Association, Notes, 1.55%, due 10/29/19	14,184	ØØ
4,580	Federal National Mortgage Association, Notes, 1.60%, due 12/24/20	4,567	ØØ
	Total U.S. Government Agency Securities (Cost $28,138)	28,478
Mortgage-Backed Securities (38.6%)
Collateralized Mortgage Obligations (0.7%)
1,567	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.42%, due 7/20/36	1,471	µØØ
473	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.75%, due 5/25/34	471	µØØ
1,145	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.36%, due 10/25/36	830	µØØ
2,802	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 6A5, 2.85%, due 6/25/35	2,668	µØØ
1,187	MortgageIT Trust, Ser. 2005-3, Class A1, 0.50%, due 8/25/35	1,156	µØØ
3,472	Residential Accredit Loans, Inc., Ser. 2006-QS9, Class 2A1, 7.00%, due 7/25/36	2,426	ØØ
204	WaMu Mortgage Pass-Through Certificates, Ser. 2006-AR10, Class 1A1, 2.66%, due 9/25/36	172	µØØ
		9,194
Commercial Mortgage-Backed (12.9%)
1,884	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	2,132	ØØ
3,780	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	4,222	ØØ
200	Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A4, 5.63%, due 7/10/46	225	ØØ
3,415	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	3,822	ØØ
2,335	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	2,659	ØØ
3,000	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.80%, due 6/10/49	3,444	µØØ
2,025	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	2,291	ØØ
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	644	ØØ
6,555	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	7,464	ØØ
3,500	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.21%, due 12/10/49	4,128	µØØ
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.50%, due 1/10/46	1,087	ñµØØ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	567	ØØ
14,860	Commercial Mortgage Trust, Ser. 2012-CR2, Class XA, 2.12%, due 8/15/45	1,885	µØØ
46,679	Commercial Mortgage Trust, Ser. 2013-LC6, Class XA, 1.96%, due 1/10/46	5,185	µØØ
34,000	Commercial Mortgage Trust, Ser. 2013-CR6, Class XB, 0.78%, due 3/10/46	1,825	µØØ
1,490	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C1, Class A4, 5.58%, due 2/15/39	1,652	µØØ
4,566	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C3, Class A3, 5.99%, due 6/15/38	5,121	µØØ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.87%, due 6/15/39	2,302	µØØ
1,754	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,970	ØØ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.95%, due 9/15/39	2,299	µØØ
1,385	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	1,554	ØØ
715	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	831	ØØ
5,100	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.99%, due 5/15/46	5,984	µØØ
500	CW Capital Cobalt Ltd., Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	574	ØØ
3,000	CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4, 5.22%, due 8/15/48	3,346	ØØ
929	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	996	ñØØ
4,055	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	4,635	ØØ
6,000	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	6,990	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	$746	ØØ
845	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	961	ØØ
7,500	GS Mortgage Securities Trust, Ser. 2007-GG10, Class A4, 5.98%, due 8/10/45	8,631	µØØ
14,758	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.38%, due 1/10/45	2,018	ñµØØ
1,300	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB15, Class A4, 5.81%, due 6/12/43	1,458	ØØ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB17, Class A4, 5.43%, due 12/12/43	1,124	ØØ
3,915	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	4,437	ØØ
3,475	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	3,970	ØØ
3,715	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	4,250	ØØ
6,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.91%, due 2/12/49	6,939	µØØ
3,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.00%, due 6/15/49	3,472	µØØ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,894	ØØ
5,195	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	6,072	ØØ
5,023	LB-UBS Commercial Mortgage Trust, Ser. 2007-C1, Class A4, 5.42%, due 2/15/40	5,740
839	LB-UBS Commercial Mortgage Trust, Ser. 2007-C6, Class A4, 5.86%, due 7/15/40	964	ØØ
3,743	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	4,258	ØØ
6,500	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-4, Class A3, 5.17%, due 12/12/49	7,295	ØØ
2,729	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 6/12/50	3,130	µØØ
2,650	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	3,117	ØØ
36,718	Morgan Stanley/Bank of America/Merrill Lynch Trust, Ser. 2013-C7, Class XA, 1.91%, due 2/15/46	4,179	µØØ
19,000	Morgan Stanley/Bank of America/Merrill Lynch Trust, Ser. 2013-C9, Class XA, 1.62%, due 5/15/46	1,758	Ø
24,946	UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C5, Class XA, 1.31%, due 3/10/46	2,065	ñµØØ
1,500	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C30, Class A5, 5.34%, due 12/15/43	1,715
3,863	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	4,230	ØØ
3,968	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	4,496	ØØ
5,630	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.92%, due 6/15/49	6,526	µØØ
32,625	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.66%, due 3/15/45	3,115	ñµØØ
12,890	WF-RBS Commercial Mortgage Trust, Ser. 2012-C9, Class XA, 2.44%, due 11/15/45	1,836	ñµØØ
11,990	WF-RBS Commercial Mortgage Trust, Ser. 2013-C12, Class XA, 1.68%, due 3/15/48	1,242	ñµ
		181,472
Fannie Mae (10.3%)
1,915	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	2,082	ØØ
364	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	403	ØØ
2	Pass-Through Certificates, 6.50%, due 9/1/32	3
5	Pass-Through Certificates, 7.00%, due 7/1/29	6
1	Pass-Through Certificates, 7.50%, due 12/1/32	2
1,509	Pass-Through Certificates, 4.00%, due 10/1/39 – 11/1/42	1,616	ØØ
31	Pass-Through Certificates, 5.00%, due 7/1/39 – 7/1/40	34	ØØ
15,115	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	15,809	Ø
44,550	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	47,450	Ø
56,595	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	60,574	Ø
16,245	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	17,514	Ø
		145,493

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Freddie Mac (14.7%)
$4	Pass-Through Certificates, 4.50%, due 8/1/18	$4
553	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	595	ØØ
712	Pass-Through Certificates, 5.50%, due 9/1/17 – 4/1/36	773	ØØ
2	Pass-Through Certificates, 6.00%, due 4/1/17	2
1	Pass-Through Certificates, 6.50%, due 3/1/16	1
1	Pass-Through Certificates, 7.00%, due 6/1/32	1
19,989	Pass-Through Certificates, 4.00%, due 9/1/39 – 1/1/41	21,408	ØØ
140,080	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	148,901	Ø
33,605	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	35,879	Ø
		207,564
Government National Mortgage Association (0.0%)
3	Pass-Through Certificates, 6.50%, due 7/15/32	3
2	Pass-Through Certificates, 7.00%, due 8/15/32	3
		6
	Total Mortgage-Backed Securities (Cost $524,395)	543,729
Corporate Debt Securities (35.9%)
Aerospace & Defense (0.4%)
200	Bombardier, Inc., Senior Notes, 4.25%, due 1/15/16	209	ñØØ
5,205	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	5,610	ØØ
		5,819
Agriculture (0.6%)
4,025	Imperial Tobacco Finance PLC, Guaranteed Notes, 3.50%, due 2/11/23	4,122	ñØØ
3,570	Reynolds American, Inc., Guaranteed Notes, 4.75%, due 11/1/42	3,541	ØØ
		7,663
Airlines (1.2%)
5,270	Air Canada, Pass-Through Certificates, Ser. 2013-1, Class A, 4.13%, due 5/15/25	5,322	ñØ
280	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	293	ñØØ
5,005	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2013-1, Class A, 4.00%, due 10/29/24	5,268	ØØ
5,855	US Airways Group, Inc., Pass-Through Certificates, Ser. 2012-2, Class A, 4.63%, due 6/3/25	6,148	ØØ
		17,031
Auto Loans (0.0%)
520	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	549	ñØØ
Auto Parts & Equipment (0.1%)
980	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	1,025	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Automakers (0.1%)
$375	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	$420	ØØ
805	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	1,071	ØØ
145	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	221	ØØ
		1,712
Banking (0.2%)
1,085	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	1,182	ØØ
665	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	755	ØØ
550	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	692	ØØ
390	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	513	ØØ
		3,142
Banks (5.7%)
8,785	Bank of America Corp., Senior Unsecured Notes, 1.50%, due 10/9/15	8,837	ØØ
3,615	Bank of America Corp., Senior Unsecured Notes, 2.00%, due 1/11/18	3,627
5,715	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	5,884	ØØ
1,650	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	1,962	ØØ
8,705	FirstMerit Corp., Subordinated Notes, 4.35%, due 2/4/23	9,146	ØØ
3,585	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.30%, due 5/3/15	3,740	ØØ
5,725	Goldman Sachs Group, Inc., Senior Unsecured Notes, 2.38%, due 1/22/18	5,835	ØØ
2,430	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.75%, due 1/24/22	2,901	ØØ
2,445	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, due 3/1/16	2,609	ØØ
7,315	JPMorgan Chase & Co., Subordinated Notes, 3.38%, due 5/1/23	7,297	Ø
4,020	Morgan Stanley, Senior Unsecured Notes, 2.13%, due 4/25/18	4,029
8,010	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	9,331	ØØ
2,005	Morgan Stanley, Senior Unsecured Notes, 6.38%, due 7/24/42	2,542	ØØ
7,250	Sumitomo Mitsui Banking Corp., Bank Guaranteed Notes, 1.50%, due 1/18/18	7,274	ØØ
5,150	Swedbank AB, Senior Unsecured Notes, 1.75%, due 3/12/18	5,192	ñ
		80,206
Beverages (0.3%)
380	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	437	ØØ
215	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	251	ØØ
35	Constellation Brands, Inc., Senior Unsecured Notes, 3.75%, due 5/1/21	35	Ø
50	Constellation Brands, Inc., Senior Unsecured Notes, 4.25%, due 5/1/23	50	Ø
2,660	Pernod-Ricard SA, Senior Unsecured Notes, 5.50%, due 1/15/42	3,085	ñØØ
		3,858
Building & Construction (0.1%)
345	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	365	ØØ
190	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	216	ØØ
350	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	417	ØØ
		998
Building Materials (0.1%)
530	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	596	ØØ
830	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	917	ñØØ
		1,513

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Chemicals (0.4%)
$890	Ashland, Inc., Senior Unsecured Notes, 3.88%, due 4/15/18	$917	ñØØ
995	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	1,037	ñØØ
1,550	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	1,616	ØØ
330	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	374	ØØ
75	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	79	ñØØ
425	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	489	ØØ
170	LyondellBasell Industries NV, Senior Unsecured Notes, 6.00%, due 11/15/21	206	ØØ
745	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	812	ØØ
650	Momentive Performance Materials, Inc., Senior Secured Notes, 10.00%, due 10/15/20	687	ØØ
		6,217
Commercial Services (0.2%)
1,955	ERAC USA Finance LLC, Guaranteed Notes, 7.00%, due 10/15/37	2,576	ñØØ
Computer Hardware (0.0%)
260	Seagate HDD Cayman, Guaranteed Notes, 6.88%, due 5/1/20	282	ØØ
270	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	298	ØØ
		580
Computers (1.5%)
9,340	Apple, Inc., Senior Unsecured Notes, 3.85%, due 5/4/43	9,286
5,975	Hewlett-Packard Co., Senior Unsecured Notes, 2.60%, due 9/15/17	6,079	ØØ
5,285	Hewlett-Packard Co., Senior Unsecured Notes, 4.65%, due 12/9/21	5,468	ØØ
		20,833
Consumer - Commercial Lease Financing (0.4%)
308	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	324	ñØØ
650	CIT Group, Inc., Senior Unsecured Notes, Ser. C, 5.25%, due 4/1/14	674	ñØØ
585	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	638	ØØ
1,225	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	1,299	ØØ
75	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	83	ØØ
310	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	362	ñØØ
435	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	490	ñØØ
535	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	643	ØØ
1,295	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	1,452	ØØ
205	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.25%, due 12/15/20	256	ØØ
		6,221
Department Stores (0.1%)
630	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	625	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Diversified Financial Services (2.5%)
$2,520	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.00%, due 6/12/17	$2,612	ØØ
4,760	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 9/20/22	5,033	ØØ
1,930	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 2.30%, due 4/27/17	2,008	ØØ
4,435	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 3.10%, due 1/9/23	4,500	ØØ
4,705	General Electric Capital Corp., Junior Subordinated Notes, Ser. B, 6.25%, due 12/31/49	5,201	µØØ
5,520	Jefferies Group, Inc., Senior Unsecured Notes, 5.13%, due 1/20/23	5,990	ØØ
9,270	Nomura Holdings, Inc., Senior Unsecured Medium-Term Notes, 2.00%, due 9/13/16	9,319
300	PSALM Corp., Government Guaranteed Notes, 7.39%, due 12/2/24	409
		35,072
Electric (0.5%)
6,110	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	6,553	ØØ
Electric - Generation (0.2%)
1,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,159	ØØ
1,385	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	1,568	ØØ
		2,727
Electric - Integrated (0.1%)
545	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	612	ñØØ
960	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	1,037	ØØ
		1,649
Electronics (0.2%)
940	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	1,103	ñØØ
530	Flextronics International Ltd., Guaranteed Notes, 4.63%, due 2/15/20	542	ñØØ
345	Flextronics International Ltd., Guaranteed Notes, 5.00%, due 2/15/23	352	ñØØ
225	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	247	ñØØ
435	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	492	ñØØ
		2,736
Energy - Exploration & Production (0.8%)
400	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	452	ØØ
40	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	45	ØØ
15	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	17	ØØ
565	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	621	ØØ
200	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	217
520	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	567	ØØ
830	Continental Resources, Inc., Guaranteed Notes, 5.00%, due 9/15/22	903	ØØ
885	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	894	ØØ
115	EP Energy LLC/Everest Acquisition Finance, Inc., Senior Secured Notes, 6.88%, due 5/1/19	126	ØØ
85	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	98	ØØ
125	EPE Holdings LLC/EP Energy Bond Co., Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	133	ñcØØ
1,180	Everest Acquisition LLC/EP Energy Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	1,375	ØØ
510	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	505	ØØ
565	Forest Oil Corp., Guaranteed Notes, 7.50%, due 9/15/20	602	ñØØ
345	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	360	ñØØ
595	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	665	ØØ
453	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	496	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$865	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	$957	ØØ
210	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	226	ØØ
195	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	213	ØØ
115	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	122	ØØ
195	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	203	Ø
430	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	446	ØØ
435	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	463	ØØ
560	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	599	ØØ
		11,305
Food (0.2%)
2,005	Kraft Foods Group, Inc., Senior Unsecured Notes, 5.00%, due 6/4/42	2,272	ØØ
Food - Wholesale (0.1%)
1,825	Hawk Acquisition Sub, Inc., Secured Notes, 4.25%, due 10/15/20	1,848	ñ
Gaming (0.3%)
530	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	569	ØØ
790	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	897	ñØØ
325	MGM Resorts Int'l, Guaranteed Notes, 6.75%, due 10/1/20	357	ñØØ
215	MGM Resorts Int'l, Guaranteed Notes, 6.63%, due 12/15/21	233	ØØ
1,210	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	1,382	ØØ
170	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	186	ØØ
460	Seminole Indian Tribe of Florida, Secured Notes, 7.75%, due 10/1/17	497	ñØØ
378	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	433	ØØ
		4,554
Gas Distribution (0.9%)
645	Access Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	709	ØØ
240	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 5/15/23	248	ØØ
220	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	244	ØØ
857	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	958	ØØ
310	El Paso Corp., Senior Secured Notes, 7.00%, due 6/15/17	357	ØØ
700	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.80%, due 8/1/31	792	ØØ
90	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.75%, due 1/15/32	102	ØØ
3,045	El Paso Pipeline Partners Operating Co. LLC, Guaranteed Notes, 4.70%, due 11/1/42	3,044	ØØ
1,210	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	1,416	ØØ
350	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	374	ØØ
1,640	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	2,079	ØØ
815	Kinder Morgan Finance Co., Senior Secured Notes, 5.70%, due 1/5/16	891	ØØ
175	MarkWest Energy Partners L.P., Guaranteed Notes, 6.25%, due 6/15/22	195
370	MarkWest Energy Partners L.P., Guaranteed Notes, 4.50%, due 7/15/23	386	ØØ
455	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	497	ØØ
150	Regency Energy Partners L.P., Guaranteed Notes, 4.50%, due 11/1/23	155	ñ
655	Suburban Propane Partners L.P., Senior Unsecured Notes, 7.50%, due 10/1/18	714	ØØ
		13,161

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Health Facilities (0.8%)
$1,915	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	$2,049	ØØ
75	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	85	ØØ
80	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	87	ØØ
1,120	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	1,193	ØØ
980	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	1,080	ØØ
955	HCA, Inc., Guaranteed Notes, 7.50%, due 2/15/22	1,141	ØØ
1,250	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,387	ØØ
515	Health Management Associates, Inc., Guaranteed Notes, 7.38%, due 1/15/20	572	ØØ
1,045	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	1,163	ØØ
560	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	612	ØØ
830	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	936	ØØ
320	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	333	ñØØ
260	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	265	ñØØ
		10,903
Healthcare - Products (0.0%)
330	St. Jude Medical, Inc., Senior Unsecured Notes, 4.75%, due 4/15/43	353
Insurance (1.6%)
11,035	Prudential Financial, Inc., Junior Subordinated Notes, 5.88%, due 9/15/42	11,925	µØØ
3,645	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	3,709	µ
6,645	Wilton Re Finance LLC, Guaranteed Notes, 5.88%, due 3/30/33	6,661	ñµ
		22,295
Investments & Misc. Financial Services (0.1%)
830	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	864	ØØ
1,055	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	1,134	ØØ
		1,998
Iron - Steel (0.3%)
4,115	Cliffs Natural Resources, Inc., Senior Unsecured Notes, 4.88%, due 4/1/21	4,155	ØØ
Leisure (0.1%)
275	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	308	ØØ
580	Cedar Fair L.P., Guaranteed Notes, 5.25%, due 3/15/21	593	ñØØ
635	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	721	ØØ
		1,622
Lodging (0.2%)
2,545	Wyndham Worldwide Corp., Senior Unsecured Notes, 2.50%, due 3/1/18	2,566	ØØ
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Machinery (0.2%)
$1,355	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	$1,613	ØØ
320	CNH Capital LLC, Guaranteed Notes, 3.88%, due 11/1/15	331	ØØ
345	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	376	ØØ
215	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	231	ØØ
245	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	279	ØØ
		2,830
Media (1.9%)
7,005	DirecTV Holdings LLC, Guaranteed Notes, 1.75%, due 1/15/18	7,009	ØØ
3,300	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	3,692	ØØ
1,505	NBCUniversal Media LLC, Guaranteed Notes, 6.40%, due 4/30/40	2,021	ØØ
1,820	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	2,260	ØØ
2,845	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	3,804	ØØ
5,275	Time Warner Cable, Inc., Guaranteed Notes, 5.50%, due 9/1/41	5,704	ØØ
1,365	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	1,675	ØØ
815	Time Warner, Inc., Guaranteed Notes, 5.38%, due 10/15/41	924	ØØ
		27,089
Media - Broadcast (0.3%)
140	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	161	ØØ
960	Clear Channel Communications, Inc., Senior Secured Notes, 9.00%, due 3/1/21	938
1,380	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,508	ñØØ
1,100	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	1,221	ñØØ
		3,828
Media - Cable (1.0%)
1,080	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	1,169	ØØ
60	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	65	ØØ
585	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	661	ØØ
505	CCO Holdings LLC, Guaranteed Notes, 5.13%, due 2/15/23	510	ØØ
735	Cequel Communications Escrow I LLC, Senior Unsecured Notes, 6.38%, due 9/15/20	783	ñØØ
1,550	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	1,771	ØØ
270	DISH DBS Corp., Guaranteed Notes, 4.63%, due 7/15/17	274	ØØ
95	DISH DBS Corp., Senior Notes, 4.25%, due 4/1/18	93	ñ
435	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	496	ØØ
910	DISH DBS Corp., Senior Unsecured Notes, 5.13%, due 5/1/20	901	ñ
555	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	566	ØØ
150	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	166	ØØ
2,205	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	2,354	ñØØ
225	Lynx II Corp., Senior Unsecured Notes, 6.38%, due 4/15/23	243	ñØØ
1,395	Unitymedia Hessen GmbH & Co. KG, Senior Secured Notes, 5.50%, due 1/15/23	1,444	ñØØ
525	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	585	ñØØ
285	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	310	ñ
555	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	584	ØØ
530	Virgin Media Finance PLC, Guaranteed Notes, 5.25%, due 2/15/22	541	ØØ
		13,516

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Media - Services (0.1%)
$310	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	$330	ñØØ
845	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	906	ñØØ
100	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	107	ñØØ
		1,343
Medical Products (0.1%)
300	Biomet, Inc., Guaranteed Notes, 6.50%, due 8/1/20	327	ñØØ
315	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	352	ñØØ
110	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	126	ñØØ
395	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	457	ñØØ
530	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	573
		1,835
Metals - Mining Excluding Steel (0.2%)
665	Alpha Natural Resources, Inc., Guaranteed Notes, 6.25%, due 6/1/21	612
320	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	335	ñØØ
565	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 6.00%, due 4/1/17	588	ñØØ
400	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	458	ØØ
780	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	842	ØØ
100	Walter Energy, Inc., Guaranteed Notes, 8.50%, due 4/15/21	104	ñ
		2,939
Mining (1.1%)
3,895	Barrick Gold Corp., Unsecured Notes, 2.50%, due 5/1/18	3,914	ñ
6,870	Barrick Gold Corp., Unsecured Notes, 4.10%, due 5/1/23	6,884	ñ
100	Corp. Nacional del Cobre de Chile, Senior Unsecured Notes, 7.50%, due 1/15/19	127
5,150	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 3.88%, due 3/15/23	5,191	ñØØ
		16,116
Oil & Gas (1.4%)
7,455	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	8,572	ØØ
6,035	CNPC General Capital Ltd., Guaranteed Notes, 1.45%, due 4/16/16	6,034	ñ
4,095	Marathon Oil Corp., Senior Unsecured Notes, 6.60%, due 10/1/37	5,359
		19,965
Packaging (0.2%)
475	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	512	ØØ
225	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	252	ØØ
1,439	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	1,507	ØØ
450	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	491	ØØ
		2,762

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Pharmaceuticals (0.6%)
$665	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	$728	ØØ
4,165	Express Scripts Holding Co., Guaranteed Notes, 2.65%, due 2/15/17	4,378	ØØ
280	Jaguar Holding Co., Senior Unsecured Notes, 9.50%, due 12/1/19	324	ñØØ
355	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	370	ñØØ
295	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	320	ñØØ
730	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	795	ñØØ
825	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	914	ñØØ
		7,829
Pipelines (0.6%)
4,830	Energy Transfer Partners LP, Senior Unsecured Notes, 6.50%, due 2/1/42	5,817
2,690	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, due 3/15/44	2,891
		8,708
Printing & Publishing (0.3%)
670	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	727	ØØ
1,020	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	1,112	ØØ
165	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	191	ØØ
1,167	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	1,269	ØØ
675	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	753	ØØ
305	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	332	ØØ
		4,384
Real Estate Investment Trusts (1.9%)
4,205	American Tower Corp., Senior Unsecured Notes, 3.50%, due 1/31/23	4,248	ØØ
7,075	Entertainment Properties Trust, Guaranteed Notes, 5.75%, due 8/15/22	7,878	ØØ
4,195	Health Care REIT, Inc., Senior Unsecured Notes, 3.75%, due 3/15/23	4,368	ØØ
9,800	Ventas Realty L.P., Guaranteed Notes, 2.70%, due 4/1/20	9,959
		26,453
Software (0.4%)
385	Fidelity National Information Services, Inc., Guaranteed Notes, 5.00%, due 3/15/22	424	ØØ
5,775	Fidelity National Information Services, Inc., Guaranteed Notes, 3.50%, due 4/15/23	5,825
		6,249
Software - Services (0.2%)
1,240	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,348	ñØØ
780	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	837	ñØØ
		2,185
Specialty Retail (0.6%)
5,840	QVC, Inc., Senior Secured Notes, 4.38%, due 3/15/23	5,981	ñØØ
840	Sally Holdings LLC, Guaranteed Notes, 5.75%, due 6/1/22	905	ØØ
760	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	812	ØØ
545	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	585	ØØ
		8,283

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Steel Producers - Products (0.5%)
$110	ArcelorMittal, Senior Unsecured Notes, 5.00%, due 2/25/17	$117	ØØ
4,685	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	5,132	ØØ
605	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 8/5/20	640	ØØ
310	ArcelorMittal, Senior Unsecured Notes, 6.00%, due 3/1/21	328	ØØ
140	ArcelorMittal, Senior Unsecured Notes, 6.75%, due 2/25/22	154	ØØ
210	ArcelorMittal, Senior Unsecured Notes, 7.50%, due 10/15/39	221	ØØ
540	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	591	ñØØ
300	Steel Dynamics, Inc., Guaranteed Notes, 5.25%, due 4/15/23	310	ñ
		7,493
Support - Services (0.3%)
1,025	313 Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	1,033	ñØØ
595	Corrections Corp. of America, Guaranteed Notes, 4.13%, due 4/1/20	614	ñ
310	Hertz Corp., Guaranteed Notes, 4.25%, due 4/1/18	322	ñ
145	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	158	ØØ
615	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	695	ØØ
265	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	260	ñØØ
220	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	237	ØØ
85	ServiceMaster Co., Guaranteed Notes, 7.00%, due 8/15/20	88	ñØØ
340	United Rentals N.A., Inc., Secured Notes, 5.75%, due 7/15/18	371	ØØ
		3,778
Telecom - Integrated Services (1.5%)
350	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	374
560	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	593	ØØ
35	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	36	ØØ
250	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	261
1,020	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	1,148	ØØ
260	Qwest Capital Funding, Inc., Guaranteed Notes, 6.88%, due 7/15/28	260	ØØ
1,345	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	1,399	ØØ
10,940	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	12,875	ØØ
850	tw telecom holdings, Inc., Guaranteed Notes, 5.38%, due 10/1/22	890	ØØ
330	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	332	ØØ
125	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	127	ØØ
1,205	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	1,323	ØØ
600	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	663	ØØ
300	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	331	ØØ
185	Windstream Corp., Guaranteed Notes, 6.38%, due 8/1/23	191
		20,803
Telecom - Wireless (0.4%)
535	MetroPCS Wireless, Inc., Guaranteed Notes, 6.25%, due 4/1/21	574	ñ
565	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 4/1/23	607	ñ
705	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	751	ñØØ
945	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	1,027	ØØ
295	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	302	ØØ
960	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	1,042	ØØ
410	Sprint Nextel Corp., Guaranteed Notes, 7.00%, due 3/1/20	466	ñØØ
555	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 6.00%, due 5/15/17	591	ñØØ
		5,360

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Telecommunications (1.5%)
$6,420	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	$8,238	ØØ
1,510	Rogers Communications, Inc., Guaranteed Notes, 4.50%, due 3/15/43	1,597	ØØ
4,830	SK Telecom Co. Ltd., Senior Unsecured Notes, 2.13%, due 5/1/18	4,864	ñØØ
5,750	Telefonaktiebolaget LM Ericsson, Senior Unsecured Notes, 4.13%, due 5/15/22	6,098	ØØ
		20,797
Transportation (0.3%)
3,245	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, due 3/15/43	3,408	ØØ
1,390	CSX Corp., Senior Unsecured Notes, 4.10%, due 3/15/44	1,366	ØØ
		4,774
	Total Corporate Debt Securities (Cost $484,068)	505,656
Asset-Backed Securities (7.8%)
2,980	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M1, 0.65%, due 9/25/35	2,612	µØØ
3,480	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.52%, due 12/25/35	3,299	µØØ
1,781	ACE Securities Corp., Ser. 2007-ASP2, Class A2D, 0.48%, due 6/25/37	1,308	µØØ
4,750	Aegis Asset Backed Securities Trust, Ser. 2005-1, Class M3, 0.75%, due 3/25/35	4,363	µØØ
4,548	Argent Securities, Inc., Ser. 2003-W3, Class M1, 1.33%, due 9/25/33	4,441	µ
1,060	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 2.08%, due 8/25/34	871	µØØ
3,221	Asset Backed Securities Corp. Home Equity, Ser. 2006-HE1, Class A3, 0.40%, due 1/25/36	3,005	µØØ
1,320	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 2M1, 0.61%, due 2/25/36	1,135	µØØ
3,958	Carrington Mortgage Loan Trust, Ser. 2005-NC3, Class M2, 0.66%, due 6/25/35	3,550	µØØ
5,922	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A3, 0.35%, due 5/25/36	5,489	µØØ
2,905	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class A5, 0.26%, due 10/25/36	2,426	µØØ
2,500	Citigroup Mortgage Loan Trust, Inc., Ser. 2005-HE2, Class M1, 0.95%, due 5/25/35	2,370	ñµØØ
1,930	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.57%, due 1/25/36	1,600	µ
1,043	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.36%, due 9/25/36	599	µØØ
1,875	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.37%, due 3/25/36	1,364	µØØ
6,503	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF1, Class M1, 0.94%, due 12/25/34	6,153	µØØ
1,905	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FFH4, Class M5, 1.78%, due 1/25/35	1,799	µØØ
3,300	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, 0.69%, due 3/25/35	2,986	µØØ
1,018	Fremont Home Loan Trust, Ser. 2004-2, Class M2, 1.13%, due 7/25/34	962	µØØ
2,849	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 1.80%, due 2/25/35	2,664	µØØ
1,346	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.30%, due 3/25/47	995	µØØ
1,914	Morgan Stanley Capital I, Ser. 2005-WMC1, Class M2, 0.94%, due 1/25/35	1,832	µØØ
7,843	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 0.48%, due 2/25/36	6,692	µØØ
543	Morgan Stanley Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.36%, due 4/25/36	375	µØØ
3,282	New Century Home Equity Loan Trust, Ser. 2004-3, Class M2, 1.18%, due 11/25/34	3,110	µØØ
3,500	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class A4, 0.48%, due 3/25/36	3,335	µØØ
9,335	Park Place Securities, Inc., Ser. 2004-WHQ2, Class M3, 0.89%, due 2/25/35	8,682	µØØ
1,233	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.88%, due 3/25/33	1,069	µØØ
1,693	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.43%, due 1/25/36	1,563	µØØ
3,280	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M1, 0.60%, due 3/25/36	2,945	µ
1,350	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.07%, due 8/25/35	1,133	µØØ
1,145	Soundview Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.36%, due 11/25/36	862	µØØ
12,746	Structured Asset Investment Loan Trust, Ser. 2004-6, Class A3, 1.00%, due 7/25/34	12,077	µ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$3,490	Structured Asset Investment Loan Trust, Ser. 2004-8, Class M1, 1.10%, due 9/25/34	$3,274	µØØ
4,255	Structured Asset Securities Corp., Ser. 2005-NC2, Class M3, 0.63%, due 5/25/35	3,955	µØØ
1,713	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, 0.35%, due 5/25/36	1,629	µØØ
2,350	Structured Asset Securities Corp., Ser. 2006-BC5, Class A4, 0.37%, due 12/25/36	1,685	µØØ
1,952	Wells Fargo Home Equity Trust, Ser. 2006-3, Class A2, 0.35%, due 1/25/37	1,797	µØØ
	Total Asset-Backed Securities (Cost $91,771)	110,006
Government Securities (6.5%)
Quasi - Sovereign (1.9%)
600	Banco Nacional de Desenvolvimento Economico e Social, Senior Unsecured Notes, 5.50%, due 7/12/20	692
1,800	Bank of China Hong Kong, Subordinated Notes, 5.55%, due 2/11/20	2,041
600	Development Bank of Kazakhstan JSC, Senior Unsecured Notes, 4.13%, due 12/10/22	591
200	Empresa Nacional del Petroleo, Senior Unsecured Notes, 5.25%, due 8/10/20	215
200	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 5.75%, due 1/26/21	224
1,400	Export Credit Bank of Turkey, Senior Unsecured Notes, 5.88%, due 4/24/19	1,591
400	Export-Import Bank of India, Senior Unsecured Euro Medium-Term Notes, 4.00%, due 8/7/17	424
200	Intergas Finance BV, Guaranteed Notes, 6.38%, due 5/14/17	225
1,500	KazMunayGaz National Co., Guaranteed Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	1,916
400	KazMunayGaz National Co., Guaranteed Notes, 7.00%, due 5/5/20	482
900	KazMunayGaz National Co., Senior Unsecured Notes, 11.75%, due 1/23/15	1,042
500	KazMunayGaz National Co., Senior Unsecured Notes, 6.38%, due 4/9/21	586
400	Lembaga Pembiayaan Ekspor Indonesia, Senior Unsecured Notes, 3.75%, due 4/26/17	416
900	Majapahit Holding BV, Guaranteed Notes, 7.25%, due 6/28/17	1,050
1,000	Majapahit Holding BV, Guaranteed Notes, 7.75%, due 1/20/20	1,247
500	Majapahit Holding BV, Guaranteed Notes, 7.88%, due 6/29/37	662
2,200	Nak Naftogaz Ukraine, Government Guaranteed, 9.50%, due 9/30/14	2,282
270	Pemex Project Funding Master Trust, Guaranteed Notes, 5.75%, due 3/1/18	315
330	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/35	415
1,500	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/38	1,894
1,500	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	1,301
850	Petroleos de Venezuela SA, Guaranteed Notes, 12.75%, due 2/17/22	948
1,400	Petroleos de Venezuela SA, Guaranteed Notes, 9.75%, due 5/17/35	1,318
500	Petroleos de Venezuela SA, Guaranteed Notes, 5.50%, due 4/12/37	340
300	Petroleos Mexicanos, Guaranteed Notes, 5.50%, due 1/21/21	352
200	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 7.13%, due 1/14/14	208
600	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 6.30%, due 5/15/17	661
800	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 5.30%, due 12/27/17	856
900	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 7.75%, due 5/29/18	1,055
400	Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes, 6.00%, due 6/3/21	414	µ
1,000	Transnet SOC Ltd., Senior Unsecured Notes, 4.50%, due 2/10/16	1,060
		26,823

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
Sovereign (4.6%)
	$100	Arab Republic of Egypt, Senior Unsecured Notes, 6.88%, due 4/30/40	$86
AUD	6,750	Australian Government Bond, Senior Unsecured Notes, 5.25%, due 3/15/19	7,909	[a]
CAD	4,060	Canadian Government Bond, Bonds, 4.25%, due 12/1/21	5,680	[a]
CAD	5,250	Canadian Government Bond, Unsecured Notes, 1.50%, due 3/1/17	5,284	[a]
	300	Dominican Republic, Senior Unsecured Notes, 7.50%, due 5/6/21	345
	100	Gabonese Republic, Bonds, 8.20%, due 12/12/17	122
	600	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	573
JPY	289,985	Japanese Government Cpi Linked Bond, Senior Unsecured Notes, 1.40%, due 6/10/18	3,418	[a]
	200	Kingdom of Morocco, Senior Unsecured Notes, 4.25%, due 12/11/22	207
	430	Lebanese Republic, Unsubordinated Global Medium-Term Notes, 6.38%, due 3/9/20	444
	1,100	Mexico Government International Bond, Senior Unsecured Notes, 5.63%, due 1/15/17	1,268
NZD	9,000	New Zealand Government Bond, Senior Unsecured Notes, 6.00%, due 12/15/17	8,814	[a]
NZD	2,100	New Zealand Government Bond, Senior Unsecured Notes, 5.50%, due 4/15/23	2,152	[a]
	450	Republic of Bulgaria, Senior Unsecured Notes, 8.25%, due 1/15/15	505
	100	Republic of Chile, Senior Unsecured Notes, 3.25%, due 9/14/21	107
	300	Republic of Colombia, Senior Unsecured Notes, 7.38%, due 1/27/17	365
	230	Republic of Colombia, Senior Unsecured Notes, 11.75%, due 2/25/20	366
	100	Republic of Colombia, Senior Unsecured Notes, 6.13%, due 1/18/41	135
	1,200	Republic of Croatia, Senior Unsecured Notes, 6.75%, due 11/5/19	1,372
	100	Republic of Ecuador, Notes, 9.38%, due 12/15/15	105
	700	Republic of El Salvador, Senior Unsecured Notes, 7.38%, due 12/1/19	831
	200	Republic of El Salvador, Senior Unsecured Notes, 7.65%, due 6/15/35	233
	150	Republic of El Salvador, Senior Unsecured Notes, 7.63%, due 2/1/41	174
	100	Republic of Ghana, Senior Unsecured Notes, 8.50%, due 10/4/17	115
	1,300	Republic of Hungary, Senior Unsecured Notes, 4.75%, due 2/3/15	1,336
	400	Republic of Hungary, Senior Unsecured Notes, 6.38%, due 3/29/21	448
	400	Republic of Hungary, Senior Unsecured Notes, 5.38%, due 2/21/23	412
	800	Republic of Indonesia, Senior Unsecured Notes, 6.88%, due 1/17/18	965
	600	Republic of Indonesia, Unsecured Notes, 3.75%, due 4/25/22	631
	800	Republic of Latvia, Senior Unsecured Notes, 5.25%, due 2/22/17	896
	550	Republic of Lithuania, Senior Unsecured Notes, 7.38%, due 2/11/20	711
	1,000	Republic of Lithuania, Senior Unsecured Notes, 5.13%, due 9/14/17	1,125
	600	Republic of Panama, Senior Unsecured Notes, 5.20%, due 1/30/20	713
	200	Republic of Panama, Senior Unsecured Notes, 7.13%, due 1/29/26	278
	200	Republic of Panama, Senior Unsecured Notes, 6.70%, due 1/26/36	278
	200	Republic of Philippines, Senior Unsecured Notes, 8.38%, due 6/17/19	271
	400	Republic of Philippines, Senior Unsecured Notes, 4.00%, due 1/15/21	451
	170	Republic of Philippines, Senior Unsecured Notes, 6.38%, due 10/23/34	237
	600	Republic of Poland, Senior Unsecured Notes, 3.88%, due 7/16/15	636
	500	Republic of Poland, Senior Unsecured Notes, 6.38%, due 7/15/19	620
	400	Republic of Poland, Senior Unsecured Notes, 5.13%, due 4/21/21	470
	600	Republic of Sri Lanka, Senior Unsecured Notes, 6.25%, due 10/4/20	651
	100	Republic of Turkey, Senior Unsecured Notes, 7.50%, due 7/14/17	121
	200	Republic of Turkey, Senior Unsecured Notes, 7.50%, due 11/7/19	255
	200	Republic of Turkey, Senior Unsecured Notes, 7.00%, due 6/5/20	251
	700	Republic of Turkey, Senior Unsecured Notes, 5.63%, due 3/30/21	821
	800	Republic of Turkey, Senior Unsecured Notes, 6.25%, due 9/26/22	986
	300	Republic of Turkey, Senior Unsecured Notes, 7.38%, due 2/5/25	401
	100	Republic of Turkey, Senior Unsecured Notes, 7.25%, due 3/5/38	137
	200	Republic of Turkey, Unsecured Notes, 6.00%, due 1/14/41	241
	800	Romanian Government International Bond, Senior Unsecured Notes, 6.75%, due 2/7/22	980
	600	Russian Federation Bond, Senior Unsecured Notes, 3.25%, due 4/4/17	634
	500	Russian Federation Bond, Senior Unsecured Notes, 5.00%, due 4/29/20	577
	520	Russian Federation Bond, Senior Unsecured Notes, 12.75%, due 6/24/28	1,019
	3	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	4
	518	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	652
	800	Russian Federation Bond, Senior Unsecured Notes, 5.63%, due 4/4/42	952

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$800	Socialist Republic of Vietnam Bond, Senior Unsecured Notes, 6.75%, due 1/29/20	$950
1,200	Ukraine Government Bond, Senior Unsecured Notes, 6.58%, due 11/21/16	1,170
1,000	Ukraine Government Bond, Senior Unsecured Notes, 7.75%, due 9/23/20	1,015
1,000	Ukraine Government Bond, Senior Unsecured Notes, 7.80%, due 11/28/22	996
1,000	United Mexican States, Senior Unsecured Notes, Ser. A, 5.13%, due 1/15/20	1,195
250	Uruguay Government International Bond, Senior Unsecured Notes, 4.13%, due 11/20/45	243
		65,339
	Total Government Securities (Cost $90,768)	92,162
NUMBER OF SHARES
Short-Term Investments (4.5%)
62,788,707	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $62,789)	62,789	ØØ
	Total Investments (122.6%) (Cost $1,662,998)	1,728,252	##
	Liabilities, less cash, receivables and other assets [(22.6%)]	(318,964	)±
	Total Net Assets (100.0%)	$1,409,288

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of bank loan securities is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2013:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$88,832	$—	$88,832
U.S. Government Agency Securities	—	6,075	—	6,075
Mortgage-Backed Securities^	—	116,722	324	117,046

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Corporate Debt Securities
Airlines	$—	$—	$1,823	$1,823
Other Corporate Debt Securities^	—	65,081	—	65,081
Total Corporate Debt Securities	—	65,081	1,823	66,904
Asset-Backed Securities	—	1,229	—	1,229
Short-Term Investments	—	12,681	—	12,681
Total Investments	—	290,620	2,147	292,767
Floating Rate Income
Investments:
Bank Loan Obligations
Automotive	—	8,436	2,537	10,973
Business Equipment & Services	—	31,576	4,387	35,963
Cosmetics—Toiletries	—	1,600	3,869	5,469
Electronics—Electrical	—	27,291	1,914	29,205
Financial Intermediaries	—	37,376	6,293	43,669
Oil & Gas	—	8,026	6,342	14,368
Other Bank Loan Obligations^	—	294,138	—	294,138
Total Bank Loan Obligations	—	408,443	25,342	433,785
Corporate Debt Securities^	—	27,206	—	27,206
Short-Term Investments	—	41,440	—	41,440
Total Investments	—	477,079	25,342	502,431
High Income
Investments:
Bank Loan Obligations^	—	217,749	—	217,749
Corporate Debt Securities
Airlines	—	8,229	3,490	11,719
Other Corporate Debt Securities^	—	3,188,278	—	3,188,278
Total Corporate Debt Securities	—	3,196,507	3,490	3,199,997
Short-Term Investments	—	169,300	—	169,300
Total Investments	—	3,583,556	3,490	3,587,046
Municipal Intermediate Bond
Investments:
Municipal Notes^	—	171,897	—	171,897
Total Investments	—	171,897	—	171,897
New York Municipal Income
Investments:
Municipal Notes^	—	74,980	—	74,980
Total Investments	—	74,980	—	74,980

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$8,486	$—	$8,486
Mortgage-Backed Securities^	—	20,526	—	20,526
Corporate Debt Securities^	—	28,437	—	28,437
Asset-Backed Securities	—	9,597	1,200	10,797
Short-Term Investments^	—	1,761	—	1,761
Total Investments	—	68,807	1,200	70,007
Short Duration High Income
Investments:
Bank Loan Obligations^	—	3,537	—	3,537
Corporate Debt Securities^	—	31,856	—	31,856
Convertible Bonds	—	261	—	261
Short-Term Investments	—	1,144	—	1,144
Total Investments	—	36,798	—	36,798
Strategic Income
Investments:
Bank Loan Obligations
Automotive	—	6,101	3,979	10,080
Building & Development	—	9,474	1,420	10,894
Business Equipment & Services	—	19,620	2,472	22,092
Cosmetics—Toiletries	—	1,027	423	1,450
Electronics—Electrical	—	14,394	1,208	15,602
Financial Intermediaries	—	20,080	3,557	23,637
Oil & Gas	—	5,043	795	5,838
Other Bank Loan Obligations^	—	164,322	—	164,322
Total Bank Loan Obligations	—	240,061	13,854	253,915
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	131,517	—	131,517
U.S. Government Agency Securities	—	28,478	—	28,478
Mortgage-Backed Securities
Commercial Mortgage-Backed	—	179,714	1,758	181,472
Other Mortgage-Backed Securities^	—	362,257	—	362,257
Total Mortgage-Backed Securities	—	541,971	1,758	543,729

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Corporate Debt Securities
Airlines	$—	$293	$16,738	$17,031
Insurance	—	15,634	6,661	22,295
Other Corporate Debt Securities^	—	466,330	—	466,330
Total Corporate Debt Securities	—	482,257	23,399	505,656
Asset-Backed Securities	—	110,006	—	110,006
Government Securities^	—	92,162	—	92,162
Short-Term Investments	—	62,789	—	62,789
Total Investments	—	1,689,241	39,011	1,728,252

^  The Schedule of Investments provides information on the industry or state categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/13
Investments in Securities:
Core Bond
Mortgage-Backed Securities
Commercial
Mortgage-Backed	$—	$—	$—	$1	$323	$—	$—	$—	$324	$1
Corporate Debt Securities
Airlines	655	—	—	13	1,155	—	—	—	1,823	13
Total	655	—	—	14	1,478	—	—	—	2,147	14
Floating Rate Income
Bank Loan Obligations
Automotive	—	—	—	62	2,475	—	—	—	2,537	62
Business Equipment & Services	2,817	3	(1)	135	3,584	(513)	1,179	(2,817)	4,387	135
Containers & Glass Products	1,721	—	—	—	—	—	—	(1,721)	—	—
Cosmetics—Toiletries	—	—	26	67	5,158	(1,382)	—	—	3,869	67
Electronics—Electrical	—	1	—	42	2,050	(179)	—	—	1,914	42
Equipment Leasing	1,640	—	—	—	—	—	—	(1,640)	—	—

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/13
Financial Intermediaries	$626	$3	$21	$22	$5,159	$(919)	$1,381	$—	$6,293	$36
Oil & Gas	294	1	—	209	6,132	—	—	(294)	6,342	209
Steel	1,990	—	—	—	—	—	—	(1,990)	—	—
Utilities	1,854	—	—	—	—	—	—	(1,854)	—	—
Total	10,942	8	46	537	24,558	(2,993)	2,560	(10,316)	25,342	551
High Income
Corporate Debt Securities
Airlines	3,904	—	(24)	(26)	—	(364)	—	—	3.490	(26)
Total	3,904	—	(24)	(26)	—	(364)	—	—	3,490	(26)
Short Duration
Asset-Backed Securities	—	—	—	—	1,200	—	—	—	1,200	—
Total	—	—	—	—	1,200	—	—	—	1,200	—
Short Duration High Income
Bank Loan Obligations
Leisure Goods— Activities—Movies	266	—	—	—	—	—	—	(266)	—	—
Total	266	—	—	—	—	—	—	(266)	—	—
Strategic Income
Bank Loan Obligations
Automotive	—	—	—	98	3,881	—	—	—	3,979	98
Building & Development	—	—	—	48	1,372	—	—	—	1,420	48
Business Equipment & Services	1,629	2	(1)	81	2,038	(335)	687	(1,629)	2,472	81
Containers & Glass Products	1,028	—	—	—	—	—	—	(1,028)	—	—
Cosmetics—Toiletries	—	—	15	7	1,233	(832)	—	—	423	7
Equipment Leasing	1,014	—	—	—	—	—	—	(1,014)	—	—
Electronics—Electrical	—	—	1	26	1,294	(113)	—	—	1,208	26
Financial Intermediaries	381	2	11	8	2,967	(500)	688	—	3,557	17
Oil & Gas	100	—	—	28	767	—	—	(100)	795	28
Steel	1,110	—	—	—	—	—	—	(1,110)	—	—
Utilities	1,086	—	—	—	—	—	—	(1,086)	—	—
Mortgage-Backed Securities
Commercial Mortgage- Backed	—	—	—	5	1,753	—	—	—	1,758	5

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/13
Corporate Debt Securities
Airlines	$5,205	$—	$—	$408	$11,125	$—	$—	$—	$16,738	$408
Insurance	—	—	—	16	6,645	—	—	—	6,661	16
Total	11,553	4	26	725	33,075	(1,780)	1,375	(5,967)	39,011	734

  The Funds had no transfers between Levels 1 and 2 during the period ended April 30, 2013. As of April 30, 2013, seven securities in Floating Rate Income, one security in Short Duration High Income and seven securities in Strategic Income transferred from Level 3 to Level 2 as a result of an increase in the number of observable quotations that were readily available to the independent pricing service. As of April 30, 2013, two securities in Floating Rate Income and Strategic Income transferred from Level 2 to Level 3 as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2013:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures contracts (unrealized appreciation)	$—	$—	$—	$—
Strategic Income
Futures contracts (unrealized appreciation)	$114	$—	$—	$114
Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2013:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures contracts (unrealized depreciation)	$(696)	$—	$—	$(696)
Strategic Income
Futures contracts (unrealized depreciation)	$(3,063)	$—	$—	$(3,063)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

##  At April 30, 2013, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$285,025	$8,756	$1,014	$7,742
Floating Rate Income	494,649	7,821	39	7,782
High Income	3,374,229	213,961	1,144	212,817
Municipal Intermediate Bond	164,047	7,959	109	7,850
New York Municipal Income	70,992	3,992	4	3,988
Short Duration	70,294	348	635	(287)
Short Duration High Income	36,233	605	40	565
Strategic Income	1,665,866	64,524	2,138	62,386

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2013, these securities amounted to approximately $14,686,000 or 5.9% of net assets for Core Bond, approximately $17,300,000 or 3.6% of net assets for Floating Rate Income, approximately $956,454,000 or 27.0% of net assets for High Income, approximately $1,004,000 or 0.6% of net assets for Municipal Intermediate Bond, approximately $7,329,000 or 10.6% of net assets for Short Duration, approximately $7,328,000 or 19.8% of net assets for Short Duration High Income and approximately $113,983,000 or 8.1% of net assets for Strategic Income.

Ñ  These securities have been deemed by the investment manager to be illiquid. At April 30, 2013, these securities amounted to approximately $25,342,000 or 5.3% of net assets for Floating Rate Income and approximately $13,854,000 or 1.0% of net assets for Strategic Income.

Ø  All or a portion of this security was purchased on a when-issued basis. At April 30, 2013, these securities amounted to $47,344,000 for Core Bond, $29,662,000 for High Income, $6,948,000 for Municipal Intermediate Bond, $1,200,000 for Short Duration and $340,792,000 for Strategic Income.

ß  Security is guaranteed by the corporate or non-profit obligor.

¢  All or a portion of this security was purchased on a delayed delivery basis.

††  As of April 30, 2013, the value of unfunded loan commitments was approximately $3,053,000 for Floating Rate Income and $1,742,000 for Strategic Income pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
Leslie's Poolmart, Term Loan B, 5.25%, due 10/16/19	$19,000	$19,000
Syniverse Technologies, Term Loan B, due 4/23/19	3,025,000	3,034,000
Strategic Income
Borrower	Principal Amount	Value
Leslie's Poolmart, Term Loan B, 5.25%, due 10/16/19	$12,000	$12,000
Syniverse Technologies, Term Loan B, due 4/23/19	1,725,000	1,730,000

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

^^  All or a portion of this security has not settled as of April 30, 2013 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of April 30, 2013, and their final maturities.

c  Payment-in-kind security for which part of the income earned may be paid as additional principal.

a  Principal amount is stated in the currency in which the security is denominated.

  AUD = Australian Dollar

  CAD = Canadian Dollar

  JPY = Japanese Yen

  NZD = New Zealand Dollar

d  Interest rate represents discount rate at time of purchase, not coupon rate.

z  A zero balance may reflect actual amounts rounding to less than $1,000.

±  See Note A-12 in the Notes to Financial Statements for the Funds' open derivatives at April 30, 2013.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	April 30, 2013	April 30, 2013	April 30, 2013	April 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$292,767	$502,431	$3,587,046	$171,897
Cash	—	—	—	44
Foreign currency	—	—	—	—
Deposits with brokers for futures contracts (Note A)	544	—	—	—
Dividends and interest receivable	1,204	1,783	56,476	1,854
Receivable for securities sold	9,642	4,146	26,044	105
Receivable for variation margin (Note A)	—	—	—	—
Receivable for Fund shares sold	153	3,538	6,772	7
Receivable from Management-net (Note B)	—	—	—	—
Prepaid expenses and other assets	42	47	129	35
Total Assets	304,352	511,945	3,676,467	173,942
Liabilities
Distributions payable	120	245	3,522	59
Due to custodian	—	5	—	—
Payable for securities purchased	55,237	34,722	119,894	7,601
Payable for Fund shares redeemed	249	443	4,884	682
Payable to investment manager-net (Note B)	51	187	1,359	34
Payable to administrator-net (Note B)	15	44	684	4
Payable to trustees	—	—	—	—
Payable for variation margin (Note A)	30	—	—	—
Accrued expenses and other payables	73	94	430	72
Total Liabilities	55,775	35,740	130,773	8,452
Net Assets	$248,577	$476,205	$3,545,694	$165,490
Net Assets consist of:
Paid-in capital	$240,249	$469,801	$3,276,128	$156,678
Undistributed net investment income (loss)	—	—	183	—
Distributions in excess of net investment income	(562)	(250)	—	—
Accumulated net realized gains (losses) on investments	1,550	(1,277)	55,111	962
Net unrealized appreciation (depreciation) in value of investments	7,340	7,931	214,272	7,850
Net Assets	$248,577	$476,205	$3,545,694	$165,490
Net Assets
Investor Class	$15,314	$—	$337,835	$20,840
Trust Class	—	—	—	—
Institutional Class	193,767	381,449	2,530,933	136,473
Class A	33,069	62,335	533,425	6,450
Class C	6,427	32,421	70,638	1,727
Class R3	—	—	11,182	—
Class R6	—	—	61,681	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,425	—	34,680	1,730
Trust Class	—	—	—	—
Institutional Class	17,991	36,820	259,404	11,339
Class A	3,081	6,017	54,746	536
Class C	598	3,129	7,239	143
Class R3	—	—	1,147	—
Class R6	—	—	6,324	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.75	$—	$9.74	$12.05
Trust Class	—	—	—	—
Institutional Class	10.77	10.36	9.76	12.04
Class R3	—	—	9.75	—
Class R6	—	—	9.75	—
Net Asset Value and redemption price per share
Class A	$10.73	$10.36	$9.74	$12.04
Offering Price per share
Class A‡	$11.21	$10.82	$10.17	$12.57
Net Asset Value and offering price per share
Class C^	$10.75	$10.36	$9.76	$12.04
* Cost of Investments	$284,731	$494,500	$3,372,774	$164,047
Total cost of foreign currency	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	April 30, 2013	April 30, 2013	April 30, 2013	April 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$74,980	$70,007	$36,798	$1,728,252
Cash	322	—	96	—
Foreign currency	—	—	—	279
Deposits with brokers for futures contracts (Note A)	—	—	—	2,002
Dividends and interest receivable	995	269	595	8,991
Receivable for securities sold	—	2,002	129	66,649
Receivable for variation margin (Note A)	—	—	—	450
Receivable for Fund shares sold	—	6	160	15,063
Receivable from Management-net (Note B)	—	11	29	—
Prepaid expenses and other assets	—	47	38	94
Total Assets	76,297	72,342	37,845	1,821,780
Liabilities
Distributions payable	15	9	—	1,097
Due to custodian	—	—	—	24
Payable for securities purchased	—	3,286	711	407,537
Payable for Fund shares redeemed	82	14	19	2,653
Payable to investment manager-net (Note B)	16	14	13	614
Payable to administrator-net (Note B)	9	—	—	357
Payable to trustees	7	—	1	—
Payable for variation margin (Note A)	—	—	—	—
Accrued expenses and other payables	80	71	91	210
Total Liabilities	209	3,394	835	412,492
Net Assets	$76,088	$68,948	$37,010	$1,409,288
Net Assets consist of:
Paid-in capital	$72,084	$87,754	$36,309	$1,345,449
Undistributed net investment income (loss)	16	—	—	—
Distributions in excess of net investment income	—	(111)	(15)	(1,458)
Accumulated net realized gains (losses) on investments	—	(18,777)	143	2,981
Net unrealized appreciation (depreciation) in value of investments	3,988	82	573	62,316
Net Assets	$76,088	$68,948	$37,010	$1,409,288
Net Assets
Investor Class	$—	$35,787	$—	$—
Trust Class	—	4,516	—	39,988
Institutional Class	76,088	23,188	36,461	776,848
Class A	—	4,055	518	364,389
Class C	—	1,402	31	220,012
Class R3	—	—	—	—
Class R6	—	—	—	8,051
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	4,453	—	—
Trust Class	—	590	—	3,453
Institutional Class	4,264	2,887	3,563	67,070
Class A	—	530	51	31,433
Class C	—	183	3	18,993
Class R3	—	—	—	—
Class R6	—	—	—	695
Net Asset Value, offering and redemption price per share
Investor Class	$—	$8.04	$—	$—
Trust Class	—	7.66	—	11.58
Institutional Class	17.84	8.03	10.23	11.58
Class R3	—	—	—	—
Class R6	—	—	—	11.58
Net Asset Value and redemption price per share
Class A	$—	$7.66	$10.23	$11.59
Offering Price per share
Class A‡	$—	$7.86	$10.68	$12.10
Net Asset Value and offering price per share
Class C^	$—	$7.66	$10.23	$11.58
* Cost of Investments	$70,992	$69,925	$36,225	$1,662,998
Total cost of foreign currency	$—	$—	$—	$272

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$2,882	$9,166	$111,605	$2,186
Foreign taxes withheld	(1)	—	(17)	—
Total income	$2,881	$9,166	$111,588	$2,186
Expenses:
Investment management fees (Note B)	331	900	7,905	195
Administration fees (Note B)	79	108	988	46
Administration fees (Note B):
Investor Class	16	—	349	22
Trust Class	—	—	—	—
Institutional Class	92	132	1,061	58
Class A	40	48	539	5
Class C	7	22	74	2
Class R3	—	—	10	—
Class R6	—	—	1	—
Distribution fees (Note B):
Investor Class	19	—	—	—
Trust Class	—	—	—	—
Class A	47	57	642	6
Class C	35	108	355	8
Class R3	—	—	24	—
Shareholder servicing agent fees:
Investor Class	9	—	65	5
Trust Class	—	—	—	—
Institutional Class	9	12	126	6
Class A	15	4	87	1
Class C	2	2	10	—
Class R3	—	—	1	—
Class R6	—	—	1	—
Builder Class (Note B)	—	—	—	—
Premier Class (Note B)	—	—	—	—
Audit fees	14	15	28	27
Custodian fees	79	148	292	57
Insurance expense	5	3	74	2
Legal fees	50	68	80	49
Registration and filing fees:	43	46	231	34
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Shareholder reports	19	10	111	8
Trustees' fees and expenses	21	21	21	21
Miscellaneous	14	20	106	6
Fund accounting fees (Note B)	—	—	—	—
Compliance service fees (Note B)	—	—	—	—
Total expenses	946	1,724	13,181	558

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Period March 1, 2013 to April 30, 2013	For the Year Ended February 28, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$412	$2,248	$519	$777	$23,902
Foreign taxes withheld	—	—	—	—	(14)
Total income	$412	$2,248	$519	$777	$23,888
Expenses:
Investment management fees (Note B)	35	324	88	66	3,238
Administration fees (Note B)	13	81	21	9	353
Administration fees (Note B):
Investor Class	—	—	38	—	—
Trust Class	—	—	11	—	55
Institutional Class	10	—	11	13	274
Class A	—	—	4	—	353
Class C	—	—	1	—	211
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	16
Class A	—	—	5	—	420
Class C	—	—	7	—	1,005
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	16	—	—
Trust Class	—	—	1	—	3
Institutional Class	7	—	1	3	31
Class A	—	—	—	2	68
Class C	—	—	—	1	22
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class (Note B)	—	39	—	—	—
Premier Class (Note B)	1	18	—	—	—
Audit fees	10	29	29	16	30
Custodian fees	11	33	41	32	261
Insurance expense	—	12	1	—	17
Legal fees	16	59	50	64	112
Registration and filing fees:	1	7	41	39	128
Builder Class	—	14	—	—	—
Premier Class	—	7	—	—	—
Shareholder reports	6	41	8	15	37
Trustees' fees and expenses	7	63	22	23	21
Miscellaneous	5	15	4	1	40
Fund accounting fees (Note B)	—	44	—	—	—
Compliance service fees (Note B)	—	36	—	—	—
Total expenses	122	822	400	284	6,695

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds
(000's omitted) (cont'd)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013
Expenses reimbursed by Management (Note B)	(201)	(251)	—	(135)
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(1)	—
Total net expenses	745	1,473	13,180	423
Net investment income (loss)	$2,136	$7,693	$98,408	$1,763
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,115	(361)	56,531	981
Financial futures contracts	(295)	—	—	—
Foreign currency	1	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,560)	5,592	80,882	(226)
Financial futures contracts	(615)	—	—	—
Foreign currency	—	—	—	—
Net gain (loss) on investments	(354)	5,231	137,413	755
Net increase (decrease) in net assets resulting from operations	$1,782	$12,924	$235,821	$2,518

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Period March 1, 2013 to April 30, 2013	For the Year Ended February 28, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013
Expenses reimbursed by Management (Note B)	—	—	(164)	(173)	(440)
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Total net expenses	122	822	236	111	6,255
Net investment income (loss)	$290	$1,426	$283	$666	$17,633
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	14	3	(642)	143	6,138
Financial futures contracts	—	—	—	—	(409)
Foreign currency	—	—	—	—	(35)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	192	187	1,027	632	16,273
Financial futures contracts	—	—	—	—	(2,494)
Foreign currency	—	—	—	—	7
Net gain (loss) on investments	206	190	385	775	19,480
Net increase (decrease) in net assets resulting from operations	$496	$1,616	$668	$1,441	$37,113

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,136	$4,959	$7,693	$11,321
Net realized gain (loss) on investments	1,821	7,747	(361)	660
Change in net unrealized appreciation (depreciation) of investments	(2,175)	4,526	5,592	5,876
Net increase (decrease) in net assets resulting from operations	1,782	17,232	12,924	17,857
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(131)	(273)	—	—
Trust Class	—	—	—	—
Institutional Class	(2,121)	(4,043)	(6,551)	(9,613)
Class A	(315)	(537)	(932)	(1,324)
Class C	(32)	(72)	(352)	(388)
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net realized gain on investments:
Investor Class	(386)	(402)	—	—
Trust Class	—	—	—	—
Institutional Class	(5,095)	(4,669)	—	—
Class A	(1,055)	(714)	—	—
Class C	(173)	(157)	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(9,308)	(10,867)	(7,835)	(11,325)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,165	3,488	—	—
Trust Class	—	—	—	—
Institutional Class	20,856	67,757	161,809	119,417
Class A	5,037	35,547	31,210	17,827
Class C	1,054	9,546	18,844	9,419
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	496	655	—	—
Trust Class	—	—	—	—
Institutional Class	6,551	7,245	5,688	8,930
Class A	1,274	1,169	701	926
Class C	80	85	168	175
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Payments for shares redeemed:
Investor Class	(2,193)	(3,928)	—	—
Trust Class	—	—	—	—
Institutional Class	(46,864)	(41,708)	(31,635)	(73,816)
Class A	(19,373)	(16,628)	(7,008)	(5,453)
Class C	(1,487)	(7,345)	(1,338)	(3,208)
Class R3	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(33,404)	55,883	178,439	74,217
Net Increase (Decrease) in Net Assets	(40,930)	62,248	183,528	80,749
Net Assets:
Beginning of period	289,507	227,259	292,677	211,928
End of period	$248,577	$289,507	$476,205	$292,677
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$(562)	$(99)	$(250)	$(108)

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$98,408	$172,169	$1,763	$3,449
Net realized gain (loss) on investments	56,531	37,595	981	964
Change in net unrealized appreciation (depreciation) of investments	80,882	107,173	(226)	5,272
Net increase (decrease) in net assets resulting from operations	235,821	316,937	2,518	9,685
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(9,852)	(20,435)	(222)	(1,061)
Trust Class	—	—	—	—
Institutional Class	(71,716)	(124,640)	(1,486)	(2,334)
Class A	(14,616)	(23,703)	(45)	(38)
Class C	(1,755)	(3,100)	(10)	(16)
Class R3	(260)	(360)	—	—
Class R6	(289)	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net realized gain on investments:
Investor Class	(3,851)	(2,732)	(134)	(765)
Trust Class	—	—	—	—
Institutional Class	(26,761)	(13,495)	(813)	(46)
Class A	(5,861)	(2,809)	(24)	(1)
Class C	(823)	(434)	(10)	(5)
Class R3	(104)	(29)	—	—
Total distributions to shareholders	(135,888)	(191,737)	(2,744)	(4,266)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	38,678	87,461	468	8,368
Trust Class	—	—	—	—
Institutional Class	527,307	1,383,112	21,766	124,889
Class A	107,387	275,080	3,215	3,475
Class C	6,763	36,975	502	1,065
Class R3	4,120	7,723	—	—
Class R6	60,297	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	12,863	21,678	295	1,681
Trust Class	—	—	—	—
Institutional Class	74,420	94,585	2,053	2,192
Class A	17,913	22,873	48	32
Class C	1,536	2,019	11	9
Class R3	284	282	—	—
Class R6	289	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Payments for shares redeemed:
Investor Class	(64,072)	(92,592)	(715)	(109,723)
Trust Class	—	—	—	—
Institutional Class	(448,213)	(776,274)	(11,856)	(10,339)
Class A	(112,395)	(151,755)	(234)	(309)
Class C	(12,042)	(16,273)	(286)	(227)
Class R3	(3,265)	(1,577)	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net increase (decrease) from Fund share transactions	211,870	893,317	15,267	21,113
Net Increase (Decrease) in Net Assets	311,803	1,018,517	15,041	26,532
Net Assets:
Beginning of period	3,233,891	2,215,374	150,449	123,917
End of period	$3,545,694	$3,233,891	$165,490	$150,449
Undistributed net investment income (loss) at end of period	$183	$263	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND			SHORT DURATION BOND FUND
	Period from March 1, 2013 to April 30, 2013 (Unaudited)	Year Ended February 28, 2013	Year Ended February 29, 2012 (see Note A-1)	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$290	$1,426	$1,664	$283	$979
Net realized gain (loss) on investments	14	3	1	(642)	(957)
Change in net unrealized appreciation (depreciation) of investments	192	187	1,649	1,027	2,587
Net increase (decrease) in net assets resulting from operations	496	1,616	3,314	668	2,609
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	(280)	(947)
Trust Class	—	—	—	(35)	(127)
Institutional Class	(252)	—	—	(209)	(374)
Class A	—	—	—	(24)	(16)
Class C	—	—	—	(4)	(16)
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	(17)	(632)	(751)	—	—
Premier Class	(21)	(792)	(911)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Total distributions to shareholders	(290)	(1,424)	(1,662)	(552)	(1,480)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	1,706	3,431
Trust Class	—	—	—	765	920
Institutional Class	125	—	—	8,939	17,490
Class A	—	—	—	3,815	2,227
Class C	—	—	—	589	1,375
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	38	1,303	747	—	—
Premier Class	6	2,176	1,197	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	261	888
Trust Class	—	—	—	34	126
Institutional Class	258	—	—	191	358
Class A	—	—	—	16	13
Class C	—	—	—	2	7
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	—	589	698	—	—
Premier Class	—	628	756	—	—
Payments for shares redeemed:
Investor Class	—	—	—	(5,025)	(10,394)
Trust Class	—	—	—	(1,843)	(1,985)
Institutional Class	(1,423)	—	—	(8,157)	(13,811)
Class A	—	—	—	(2,124)	(91)
Class C	—	—	—	(872)	(699)
Class R3	—	—	—	—	—
Builder Class	(177)	(3,422)	(2,738)	—	—
Premier Class	—	(6,619)	(2,546)	—	—
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	76,649	—	—	—	—
Builder Class	(35,911)	—	—	—	—
Premier Class	(40,738)	—	—	—	—
Net increase (decrease) from Fund share transactions	(1,173)	(5,345)	(1,886)	(1,703)	(145)
Net Increase (Decrease) in Net Assets	(967)	(5,153)	(234)	(1,587)	984
Net Assets:
Beginning of period	77,055	82,208	82,442	70,535	69,551
End of period	$76,088	$77,055	$82,208	$68,948	$70,535
Undistributed net investment income (loss) at end of period	$16	$16	$14	$—	$158
Distributions in excess of net investment income at end of period	$—	$—	$—	$(111)	$—

See Notes to Financial Statements

	SHORT DURATION HIGH INCOME FUND		STRATEGIC INCOME FUND
	Six Months Ended April 30, 2013 (Unaudited)	Period from September 28, 2012 (Commencement of Operations) to October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$666	$71	$17,633	$24,624
Net realized gain (loss) on investments	143	75	5,694	23,145
Change in net unrealized appreciation (depreciation) of investments	632	(59)	13,786	37,198
Net increase (decrease) in net assets resulting from operations	1,441	87	37,113	84,967
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	(568)	(801)
Institutional Class	(677)	(71)	(11,778)	(13,396)
Class A	(3)	(0)	(5,795)	(8,730)
Class C	(1)	(0)	(2,782)	(4,324)
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	(551)	(212)
Institutional Class	(75)	—	(10,770)	(2,545)
Class A	(0)	—	(6,272)	(2,165)
Class C	(0)	—	(3,817)	(1,374)
Class R3	—	—	—	—
Total distributions to shareholders	(756)	(71)	(42,333)	(33,547)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	16,670	10,465
Institutional Class	11,482	35,040	340,513	374,157
Class A	443	67	143,947	174,063
Class C	—	30	52,464	75,610
Class R3	—	—	—	—
Class R6	—	—	8,050	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	1,105	990
Institutional Class	752	71	15,354	10,004
Class A	3	—	9,959	9,064
Class C	1	—	3,865	3,060
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	(4,252)	(5,762)
Institutional Class	(1,502)	(10,078)	(103,408)	(92,839)
Class A	—	—	(96,599)	(86,202)
Class C	—	—	(19,882)	(24,726)
Class R3	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net increase (decrease) from Fund share transactions	11,179	25,130	367,786	447,884
Net Increase (Decrease) in Net Assets	11,864	25,146	362,566	499,304
Net Assets:
Beginning of period	25,146	—	1,046,722	547,418
End of period	$37,010	$25,146	$1,409,288	$1,046,722
Undistributed net investment income (loss) at end of period	$—	$—	$—	$1,832
Distributions in excess of net investment income at end of period	$(15)	$—	$(1,458)	$—

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust and is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, eight offer Institutional Class shares, seven offer Class A shares, seven offer Class C shares, one offers Class R3 shares and two offer Class R6 shares. Short Duration High Income had no operations until September 28, 2012 other than matters relating to its organization and registration of shares under the 1933 Act. New York Municipal Income had no operations until March 11, 2013, other than matters relating to its organization and registration of its shares as a series of the Trust under the 1933 Act. New York Municipal Income was the successor to The Empire Builder Tax Free Bond Fund (the "Predecessor Fund") pursuant to a reorganization that took place prior to March 11, 2013. The financial information prior to March 11, 2013, for the Institutional Class of New York Municipal Income is that of the Builder Class of the Predecessor Fund (see Notes F and H for more information). The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond, High Income and Strategic Income participated as class members. The amounts of such proceeds for the six months ended April 30, 2013 were $159,599, $24,959 and $670 for Core Bond, High Income and Strategic Income, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011 (February 28, 2010 - February 28, 2012 for New York Municipal Income). As of April 30, 2013, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2012, except for New York Municipal Income (see footnote 1), permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: amortization of bond premium, non-deductible 12b-1 fees, tax treatment of deflation adjustments on U.S. Treasury Inflation Protected Bonds, capital loss carryforwards expiring, paydown gains and losses, foreign currency gains and losses and distribution redesignations. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2012, except for New York Municipal Income (see footnote 1), the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$—	$2,524	$(2,524)
Floating Rate Income	(1)	—	1
High Income	1	—	(1)
Municipal Intermediate Bond	—	—	—
New York Municipal Income(1)	—	—	—
Short Duration	(2,468,731)	486,680	1,982,051
Short Duration High Income	(40)	40	—
Strategic Income	—	3,584,345	(3,584,345)

(1)  For the year ended February 28, 2013.

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011, except for New York Municipal Income (see footnotes 2 and 3), was as follows:

	Distributions Paid From:
	Taxable Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2012		2011		2012		2011		2012		2011		2012		2011		2012		2011
Core Bond	$9,598,829		$9,057,417		$—		$—		$1,267,893		$283,730		$—		$—		$10,866,722		$9,341,147
Floating Rate Income	11,325,064		9,226,504		—		—		—		—		—		—		11,325,064		9,226,504
High Income	175,342,574		77,865,786		—		—		16,394,086		7,083,769		—		—		191,736,660		84,949,555
Municipal Intermediate Bond	237,224		40,358		3,448,763		3,561,892		580,339		486,576		—		—		4,266,326		4,088,826
New York Municipal Income	—	(2)	—	(3)	1,423,654	(2)	1,662,562	(3)	—	(2)	—	(3)	—	(2)	—	(3)	1,423,654	(2)	1,662,562	(3)
Short Duration	1,479,347		1,882,953		—		—		—		—		—		—		1,479,347		1,882,953
Short Duration High Income	71,279	(1)	—		—	(1)	—		—	(1)	—		—	(1)	—		71,279	(1)	—
Strategic Income	30,907,548		22,870,889		—		—		2,639,229		727,415		—		—		33,546,777		23,598,304

(1)  Period from September 28, 2012 (Commencement of Operations) to October 31, 2012.

(2)  Year ended February 28, 2013.

(3)  Year ended February 29, 2012.

As of October 31, 2012, except for New York Municipal Income (see footnote 1), the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$4,520,655	$—	$2,185,554	$9,246,905	$—	$(99,383)	$15,853,731
Floating Rate Income	253,052	—	—	2,202,996	(886,739)	(254,727)	1,314,582
High Income	38,084,670	—	3,255,046	131,732,122	—	(3,439,254)	169,632,584
Municipal Intermediate Bond	762,203	36,259	218,863	8,057,599	—	(36,419)	9,038,505

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
New York Municipal Income(1)	$—	$25,158	$—	$3,815,255	$(28,934)	$(13,250)	$3,798,229
Short Duration	162,942	—	—	(1,321,832)	(17,758,332)	(5,504)	(18,922,726)
Short Duration High Income	85,423	—	—	(64,894)	—	(3,992)	16,537
Strategic Income	21,103,288	—	3,071,502	45,746,308	—	(862,159)	69,058,939

(1)  As of February 28, 2013.

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, delayed settlement compensation on bank loans, timing differences of wash sales, mark to market on certain futures contract transactions, organization expenses, capital loss carryforwards, current year straddle losses deferred and amortization of bond premium/discount.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on November 1, 2011 (March 1, 2011 for New York Municipal Income and September 28, 2012 (Commencement of Operations) for Short Duration High Income). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2012, except for New York Municipal Income (see footnote 1), the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2013	2014	2015	2016	2017	2018	2019
Floating Rate Income	$—	$—	$—	$—	$—	$—	$886,739
Short Duration	3,168,736	2,244,689	643,625	—	8,069,282	850,271	1,276,932

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
New York Municipal Income(1)	$—	$28,934
Short Duration	1,420,063	84,734

(1)  At February 28, 2013.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2012, Floating Rate Income utilized capital loss carryforwards of $637,174. During the year ended February 28, 2013, New York Municipal Income utilized capital loss carryforwards of $2,777. During the year ended October 31, 2012, Short Duration had capital loss carryforwards expire of $2,468,731.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-Issued/Delayed Delivery Securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: During the six months ended April 30, 2013, certain of the Funds' use of derivatives, as described below, was limited to financial futures contracts. The Funds have adopted the provisions of ASC 815

"Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the period ended April 30, 2013, Floating Rate Income, High Income, Municipal Intermediate Bond, New York Municipal Income, Short Duration and Short Duration High Income did not enter into any financial futures contracts. During the period ended April 30, 2013, Core Bond and Strategic Income entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At April 30, 2013, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	June 2013	22 U.S. Ultra Bond	Short	$(98,619)
Core Bond	June 2013	31 U.S. Treasury Note, 2 Year	Short	(7,390)
Core Bond	June 2013	310 U.S. Treasury Note, 5 Year	Short	(237,818)
Core Bond	June 2013	20 U.S. Long Bond	Short	(79,277)
Core Bond	June 2013	157 U.S. Treasury Note, 10 Year	Short	(272,791)
Total				$(695,895)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Strategic Income	June 2013	17 Mini Japanese, 10 Year	Short	$3,010
Strategic Income	June 2013	53 Australian Dollar	Short	(69,125)
Strategic Income	June 2013	55 Canadian Dollar	Short	(105,559)
Strategic Income	June 2013	27 Japanese Yen	Short	46,123
Strategic Income	June 2013	117 U.S. Ultra Bond	Short	(52,749)
Strategic Income	June 2013	713 U.S. Treasury Note, 5 Year	Short	(537,602)
Strategic Income	June 2013	161 U.S. Long Bond	Short	(131,659)
Strategic Income	June 2013	90 New Zealand Dollar	Short	(298,283)
Strategic Income	June 2013	1,075 U.S. Treasury Note, 10 Year	Short	(1,867,722)
Strategic Income	September 2014	263 Canada Bankers Acceptance, 3 Month	Long	64,350
Total				$(2,949,216)

During the six months ended April 30, 2013, the average notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$6,897,270	$(64,022,797)
Strategic Income	$106,314,861	$(322,537,431)

At April 30, 2013, the notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$—	$(72,998,453)
Strategic Income	$64,901,825	$(297,420,613)

At April 30, 2013, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Core Bond	$543,866
Strategic Income	$2,002,644

At April 30, 2013, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$—	$—	$—
Total Value		$—	$—	$—
	Receivable/Payable for variation margin(1)
Strategic Income
Futures Contracts		$67,360	$46,123	$113,483
Total Value		$67,360	$46,123	$113,483

Liability Derivatives

	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$(695,895)	$—	$(695,895)
Total Value		$(695,895)	$—	$(695,895)
	Receivable/Payable for variation margin(1)
Strategic Income
Futures Contracts		$(2,589,732)	$(472,967)	$(3,062,699)
Total Value		$(2,589,732)	$(472,967)	$(3,062,699)

(1)  "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2013, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2013, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2013, was as follows:

Realized Gain (Loss)

	Statements of Operations Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$(294,710)	$—	$(294,710)
Total Realized Gain (Loss) Strategic Income	Net realized gain (loss) on: financial futures contracts	$(294,710)	$—	$(294,710)
Futures Contracts		$(764,489)	$355,215	$(409,274)
Total Realized Gain (Loss)		$(764,489)	$355,215	$(409,274)

Change in Appreciation (Depreciation)

	Statements of Operations Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$(615,608)	$—	$(615,608)
Total Change in Appreciation (Depreciation)	Change in net unrealized appreciation	$(615,608)	$—	$(615,608)
Strategic Income	(depreciation) in
Futures Contracts	value of:	$(2,329,068)	$(164,639)	$(2,493,707)
Total Change in Appreciation (Depreciation)	financial futures contracts	$(2,329,068)	$(164,639)	$(2,493,707)

Management has concluded that the Funds, except Core Bond and Strategic Income, did not hold any derivative instruments during the six months ended April 30, 2013 that require additional disclosures pursuant to ASC 815.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Expense offset arrangement: Prior to January 1, 2013, each Fund (prior to August 2, 2010 for New York Municipal Income) had an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2013, the impact of this arrangement was a reduction of expenses of $43, $220, $1,349, $83, $39, $15 and $260 for Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, Short Duration High Income and Strategic Income, respectively.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Core Bond, Municipal Intermediate Bond, New York Municipal Income (as of March 11, 2013) and Short Duration each pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the period ended April 30, 2013, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25%, 0.25% , 0.25% and 0.25% of Core Bond's, Municipal Intermediate Bond's, New York Municipal Income's and Short Duration's average daily net assets, respectively. For such investment management services, Floating Rate Income, High Income, Short Duration High Income and Strategic Income each pays Management a fee at the annual rate of 0.50%, 0.48%, 0.45%, and 0.55%, respectively, of its average daily net assets.

Prior to March 11, 2013, New York Municipal Income's Predecessor Fund retained Glickenhaus & Co. (the "prior Adviser") to act as investment adviser pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the prior Adviser received a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the first $100 million of average daily net assets and 0.3333% of such assets in excess of $100 million. The prior Adviser had agreed to a reduction of its advisory fees to the extent that the Predecessor Fund's total expenses, including the advisory fees, exceeded 1.50% per annum of the Predecessor Fund's average daily net assets. For the period prior to March 11, 2013, there was no reduction of advisory fees pursuant to this agreement.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund (as of March 11, 2013 for New York Municipal Income) that offers that class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets and Class R6 of each of High Income and Strategic Income pays Management an administrative fee at the annual rate of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Prior to March 11, 2013, New York Municipal Income's Predecessor Fund retained Ultimus Fund Solutions, LLC ("Ultimus") as it's administrator under an Administration Agreement. For the performance of these administrative services, the Predecessor Fund paid Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee was $5,000 per month.

Prior to March 11, 2013, under the terms of a Fund Accounting Agreement with New York Municipal Income's Predecessor Fund, Ultimus provided the Fund with accounting and pricing services. For calculating daily net asset value per share and maintaining such books and records as was necessary to enable Ultimus to perform its duties, the Predecessor Fund paid Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the average value of its daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.

Prior to March 11, 2013, under the terms of a Transfer Agent and Shareholder Services Agreement with New York Municipal Income's Predecessor Fund, Ultimus served as transfer agent and shareholder services agent for the Predecessor Fund.

Prior to March 11, 2013, under the terms of a Compliance Consulting Agreement between New York Municipal Income's Predecessor Fund and Ultimus (the "Compliance Agreement"), Ultimus made available an individual to serve as the Predecessor Fund's Chief Compliance Officer ("CCO"). Under the Compliance Agreement, Ultimus also provided infrastructure and support in implementing the written policies and procedures comprising the Predecessor Fund's compliance program, including supporting services to the CCO.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the period ended April 30, 2013, there was no reimbursement to Management under this agreement.

At April 30, 2013, contingent liabilities to Management under the contractual expense limitations were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2010		2011	2012	2013
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2013		2014	2015	2016
Core Bond Investor Class	0.85%	10/31/21	$25,560		$29,269	$27,514	$17,228
Core Bond Institutional Class	0.45%	10/31/21	54,638		134,496	154,024	144,391
Core Bond Class A	0.85%	10/31/21	6,716		16,514	26,508	33,822
Core Bond Class C	1.60%	10/31/21	957		2,434	6,318	5,381
Floating Rate Income Institutional Class	0.70%	10/31/16	410,835	(3)	358,055	374,906	202,811
Floating Rate Income Class A	1.07%	10/31/21	57,005	(2)	54,980	58,121	32,761
Floating Rate Income Class C	1.82%	10/31/21	6,128	(3)	11,494	21,016	15,188
High Income Investor Class	1.00%	10/31/16	—		—	—	—

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2010		2011	2012		2013
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2013		2014	2015		2016
High Income Institutional Class	0.75%		10/31/16	—		—	—		—
High Income Class A	1.12%		10/31/16	—		—	—		—
High Income Class C	1.87%		10/31/16	—		—	—		—
High Income Class R3	1.37%		10/31/16	—		—	—		—
High Income Class R6	0.68%		10/31/16	—		—	—		—	(7)
Municipal Intermediate Bond Investor Class	0.65%		10/31/16	402,491		364,558	93,905		18,616
Municipal Intermediate Bond Institutional Class	0.50%		10/31/16	3,630	(4)	11,099	179,948		110,299
Municipal Intermediate Bond Class A	0.87%		10/31/16	3,660	(4)	1,607	4,964		4,285
Municipal Intermediate Bond Class C	1.62%		10/31/16	3,637	(4)	1,310	3,645		1,793
New York Municipal Income Institutional Class	1.00%		10/31/15	—		—	—		—	(8)
Short Duration Investor Class	0.70%		10/31/16	322,782		256,301	194,144		83,749
Short Duration Trust Class	0.80%		10/31/16	59,964		43,741	31,215		12,685
Short Duration Institutional Class	0.50%		10/31/16	3,653	(4)	55,445	72,550		55,797
Short Duration Class A	0.87%		10/31/16	3,698	(4)	2,715	4,577		8,221
Short Duration Class C	1.62%		10/31/16	3,646	(4)	2,242	6,131		3,438
Short Duration High Income Institutional Class	0.75	%(6)	10/31/16	—		—	177,932	(5)	168,399
Short Duration High Income Class A	1.12	%(6)	10/31/16	—		—	382	(5)	2,412
Short Duration High Income Class C	1.87	%(6)	10/31/16	—		—	242	(5)	1,742
Strategic Income Trust Class	1.10%		10/31/16	28,331		28,723	21,192		12,869
Strategic Income Institutional Class	0.75%		10/31/21	153,882		219,304	285,110		213,241
Strategic Income Class A	1.15%		10/31/21	196,672		259,854	211,303		113,001
Strategic Income Class C	1.85%		10/31/21	157,265		184,718	176,962		100,030
Strategic Income Class R6	0.68%		10/31/16	—		—	—		407	(7)

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  Period from December 29, 2009 to October 31, 2010.

(3)  Period from December 30, 2009 to October 31, 2010.

(4)  Period from June 21, 2010 to October 31, 2010.

(5)  Period from September 28, 2012 to October 31, 2012.

(6)  In addition, Management voluntarily waived expenses as necessary to maintain a minimum yield from September 28, 2012 (Commencement of Operations) to October 2, 2012. For the period ended October 31, 2012, voluntary reimbursements for the Institutional Class, Class A and Class C of Short Duration High Income amounted to $935, $5 and $8, respectively. These amounts are not subject to recovery by Management. This undertaking was in addition to the contractual undertakings as stated above.

(7)  Period from March 15, 2013 to April 30, 2013.

(8)  Period from March 11, 2013 to April 30, 2013.

Management and Neuberger Berman Fixed Income LLC ("NBFI") are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of March 14, 2013, approximately 72% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 28% of such common units. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH common equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's common units as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG Class A common units from the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, New York Municipal Income and Short Duration High Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Prior to March 11, 2013, certain officers and Trustees of New York Municipal Income's Predecessor Fund were affiliated with the prior Adviser or Ultimus. Except as disclosed above in connection with the Compliance Agreement, such officers and Trustees received no compensation from the Fund for serving in their respective roles. Each of the four non-interested Trustees who served on the Fund's Board were paid a retainer of $2,600 per quarter and an additional $900 fee for each Board meeting attended, plus reimbursement for certain expenses. The non-interested Trustees who served on committees of the Board received an additional fee of $750 for attendance at each committee meeting held on a day other than a regular quarterly Board meeting. Prior to March 6, 2012, the quarterly retainer paid to each Trustee was $2,100.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's and Strategic Income Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's and Strategic Income Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$358	$1,941	$—	$—
Core Bond Class C	—	758	—	—
Floating Rate Income Class A	7,740	1,000	—	—
Floating Rate Income Class C	—	1,822	—	—
High Income Class A	10,033	12,372	—	—
High Income Class C	—	13,200	—	—
Municipal Intermediate Bond Class A	927	—	—	—
Municipal Intermediate Bond Class C	—	120	—	—
Short Duration Class A	309	—	—	—
Short Duration Class C	—	—	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	23,128	14,239	—	—
Strategic Income Class C	—	24,671	—	—

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the six months ended April 30, 2013, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$455,602,602	$55,899,896	$466,285,526	$61,845,957
Floating Rate Income	—	299,426,351	—	126,449,836
High Income	—	1,437,969,157	—	1,281,867,172
Municipal Intermediate Bond	—	64,194,973	—	44,964,171
New York Municipal Income(1)	—	26,296,235	—	18,626,399
Short Duration	16,481,472	19,476,118	20,297,996	10,818,956
Short Duration High Income	—	23,160,465	—	12,759,088
Strategic Income	1,827,994,957	739,875,186	1,738,957,603	414,509,151

(1)  Period from March 1, 2013 to April 30, 2013.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2013 and for the year ended October 31, 2012 was as follows:

	For the Six Months Ended April 30, 2013								For the Year Ended October 31, 2012
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with Reorganization (Note F)	Shares Redeemed		Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total
Core Bond:
Investor Class	108		46		—	(203)		(49)	324		61		(363)		22
Institutional Class	1,924		609		—	(4,343)		(1,810)	6,241		677		(3,852)		3,066
Class A	466		119		—	(1,798)		(1,213)	3,279		109		(1,539)		1,849
Class C	97		8		—	(139)		(34)	885		8		(671)		222
Floating Rate Income:
Institutional Class	15,722		553		—	(3,076)		13,199	11,780		886		(7,359)		5,307
Class A	3,031		68		—	(681)		2,418	1,760		92		(541)		1,311
Class C	1,831		16		—	(130)		1,717	932		17		(319)		630
High Income:
Investor Class	4,069		1,349		—	(6,722)		(1,304)	9,593		2,373		(10,115)		1,851
Institutional Class	55,135		7,797		—	(46,884)		16,048	150,548		10,305		(84,435)		76,418
Class A	11,278		1,879		—	(11,803)		1,354	29,869		2,498		(16,668)		15,699
Class C	707		161		—	(1,261)		(393)	4,013		221		(1,766)		2,468
Class R3	430		30		—	(343)		117	841		31		(172)		700
Class R6(4)	6,294		30		—	—		6,324	—		—		—		—
Municipal Intermediate Bond:
Investor Class	39		25		—	(60)		4	708		143		(9,175)		(8,324)
Institutional Class	1,812		171		—	(984)		999	10,438		183		(866)		9,755
Class A	268		4		—	(19)		253	292		3		(26)		269
Class C	41		1		—	(24)		18	90		1		(19)		72
New York Municipal Income:
Institutional Class	7	(2)	14	(2)	4,323 (2)	(80	)(2)	4,264 (2)	—		—		—		—
Builder Class	2	(1)	—	(1)	(2,025)	(10	)(1)	(2,033)	73	(3)	33	(3)	(192	)(3)	(86	)(3)
Premier Class	—	(1)	—	(1)	(2,297)	—	(1)	(2,297)	123	(3)	35	(3)	(372	)(3)	(214	)(3)
Short Duration:
Investor Class	212		33		—	(626)		(381)	431		112		(1,308)		(765)
Trust Class	100		5		—	(241)		(136)	121		17		(262)		(124)
Institutional Class	1,114		23		—	(1,016)		121	2,194		45		(1,744)		495
Class A	499		2		—	(277)		224	293		2		(12)		283
Class C	77		0	[z]	—	(114)		(37)	181		1		(92)		90
Short Duration High Income:
Institutional Class	1,134		74		—	(148)		1,060	3,503		7		(1,007)		2,503	(1)
Class A	44		—		—	—		44	7		—		—		7	(1)
Class C	—		—		—	—		—	3		—		—		3	(1)

	For the Six Months Ended April 30, 2013					For the Year Ended October 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Reorganization (Note F)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Strategic Income:
Trust Class	1,450	96	—	(369)	1,177	936	89	(520)	505
Institutional Class	29,627	1,336	—	(8,994)	21,969	33,284	894	(8,282)	25,896
Class A	12,496	866	—	(8,399)	4,963	15,491	814	(7,673)	8,632
Class C	4,548	337	—	(1,727)	3,158	6,746	275	(2,201)	4,820
Class R6(4)	695	—	—	—	695	—	—	—	—

(1)  For the period March 1, 2013 to March 8, 2013. Shares redeemed for Builder Class and Premier Class includes approximately 2,025,000 and 2,297,000 shares, respectively, which were converted to Institutional Class shares of New York Municipal Income on March 11, 2013 in connection with the reorganization (see Note F).

(2)  Approximately 4,323,000 Institutional Class shares were issued in connection with conversion of approximately 2,025,000 Builder Class shares and 2,297,000 Premier Class shares (See Note F).

(3)  Share activity for the year ended February 28, 2013 for the Predecessor Fund of New York Municipal Income. Share activity for the year ended February 29, 2012 for the Predecessor Fund of New York Municipal Income was as follows:

	For the Year Ended February 29, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
New York Municipal Income:
Builder Class	42	40	(156)	(74)
Premier Class	68	43	(145)	(34)

(4)  Period from March 15, 2013 to April 30, 2013.

z  A zero balance, if any, reflects an actual amount rounding to less than 1,000.

Note E—Line of Credit:

At April 30, 2013, each Fund (except New York Municipal Income and Short Duration High Income) was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2013. During the six months ended April 30, 2013, none of the Funds utilized this line of credit.

Note F—Reorganization of New York Municipal Income:

After the close of business on March 8, 2013, all the net assets and liabilities of the Predecessor Fund, a Massachusetts business trust, were reorganized into New York Municipal Income. The Predecessor Fund was registered as a non-diversified, open-end management investment company under the 1940 Act. The reorganization was performed pursuant to a plan of reorganization approved by the Predecessor Fund's shareholders on February 22, 2013.

The reorganization was accomplished by a tax-free exchange of 2,025,214 shares of the Institutional Class of New York Municipal Income (valued at $35,911,391) for 2,025,214 shares of the Builder Class of the Predecessor Fund and 2,297,401 shares of the Institutional Class of New York Municipal Income (valued at $40,737,640) for 2,297,171 shares of the Premier Class of the Predecessor Fund outstanding on March 8, 2013. The Predecessor Fund's aggregate net assets at that date ($76,649,031 including $28,376 of undistributed net realized gains and $3,523,309 of net unrealized appreciation) were combined with those of the New York Municipal Income. The aggregate net assets of New York Municipal Income and the Predecessor Fund immediately after the reorganization were $76,649,031.

Note G—Change in Year End:

The Board of Trustees adopted a change in New York Municipal Income's fiscal year end to October 31. This change was effective beginning with this fiscal period, beginning March 1, 2013 for New York Municipal Income.

Note H—Change in Independent Auditors:

On March 5, 2013, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") was replaced as independent auditor of the Predecessor Fund, and Tait, Weller & Baker LLP ("Tait Weller") was selected as the Predecessor Fund's new independent auditor. The Predecessor Fund's selection of Tait Weller as its independent auditor was recommended and approved by the Predecessor Fund's audit committee and was ratified by the Predecessor Fund's Board of Trustees.

PricewaterhouseCoopers reports on the Predecessor Fund's financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of PricewaterhouseCoopers replacement, there were no disagreements between the Predecessor Fund and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Prior to March 5, 2013, Tait Weller was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

Note I—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2013 (Unaudited)	$11.04	$0.07	@	$(0.01)	$0.06	$(0.09)	$(0.26)	$—	$(0.35)
10/31/2012	$10.79	$0.18	@	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.86	$0.23	@	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.19	$0.28	@	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.40	@	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
10/31/2008	$9.76	$0.39	@	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)
Institutional Class
4/30/2013 (Unaudited)	$11.06	$0.09	@	$(0.01)	$0.08	$(0.11)	$(0.26)	$—	$(0.37)
10/31/2012	$10.81	$0.22	@	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
10/31/2011	$10.88	$0.28	@	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
10/31/2010	$10.21	$0.32	@	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
10/31/2009	$8.65	$0.43	@	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
10/31/2008	$9.77	$0.43	@	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)
Class A
4/30/2013 (Unaudited)	$11.02	$0.07	@	$(0.01)	$0.06	$(0.09)	$(0.26)	$—	$(0.35)
10/31/2012	$10.77	$0.17	@	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.85	$0.23	@	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.18	$0.28	@	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.37	@	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	@	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)
Class C
4/30/2013 (Unaudited)	$11.03	$0.03	@	$0.00	$0.03	$(0.05)	$(0.26)	$—	$(0.31)
10/31/2012	$10.78	$0.09	@	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)
10/31/2011	$10.86	$0.15	@	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)
10/31/2010	$10.18	$0.19	@	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)
10/31/2009	$8.64	$0.32	@	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	@	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2013 (Unaudited)	$—	$10.75	.61	%**	$15.3	1.07%*	.85%*	1.33%*	174	%[a]**
10/31/2012	$—	$11.04	6.74%		$16.3	1.08%	.85%	1.69%	360%[a]
10/31/2011	$—	$10.79	4.41%		$15.7	1.12%	.85%	2.18%	379%[a]
10/31/2010	$—	$10.86	10.03%		$18.6	1.19%	.85%	2.66%	340%[a]
10/31/2009	$—	$10.19	23.10%		$25.0	1.40%	.86%	4.39%	450%[a]
10/31/2008	$—	$8.64	(7.72)%		$44.2	1.25%	.85%	4.08%	430%[a]
Institutional Class
4/30/2013 (Unaudited)	$—	$10.77	.81	%**	$193.8	.59%*	.45%*	1.72%*	174	%[a]**
10/31/2012	$—	$11.06	7.16%		$218.9	.59%	.45%	2.08%	360%[a]
10/31/2011	$—	$10.81	4.82%		$180.8	.62%	.45%	2.58%	379%[a]
10/31/2010	$—	$10.88	10.45%		$120.3	.70%	.45%	3.02%	340%[a]
10/31/2009	$—	$10.21	23.70%		$59.1	.94%	.45%	4.60%	450%[a]
10/31/2008	$—	$8.65	(7.34)%		$32.1	.83%	.45%	4.48%	430%[a]
Class A
4/30/2013 (Unaudited)	$—	$10.73	.61	%**	$33.1	1.03%*	.85%*	1.32%*	174	%[a]**
10/31/2012	$—	$11.02	6.75%		$47.3	.99%	.85%	1.61%	360%[a]
10/31/2011	$—	$10.77	4.32%		$26.3	1.01%	.85%	2.18%	379%[a]
10/31/2010	$—	$10.85	10.04%		$23.4	1.09%	.85%	2.64%	340%[a]
10/31/2009	$—	$10.18	22.96%		$18.5	1.36%	.85%	3.81%	450%[a]
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.37	)%**	$0.1	2.73%*	.85%*	4.01%*	430	%^^a
Class C
4/30/2013 (Unaudited)	$—	$10.75	.33	%**	$6.4	1.76%*	1.60%*	.57%*	174	%[a]**
10/31/2012	$—	$11.03	5.95%		$7.0	1.74%	1.60%	.86%	360%[a]
10/31/2011	$—	$10.78	3.54%		$4.4	1.77%	1.60%	1.43%	379%[a]
10/31/2010	$—	$10.86	9.31%		$2.9	1.84%	1.60%	1.83%	340%[a]
10/31/2009	$—	$10.18	22.04%		$0.8	2.68%	1.61%	3.39%	450%[a]
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.98	)%**	$0.1	3.43%*	1.60%*	3.24%*	430	%^^a

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
4/30/2013 (Unaudited)	$10.22	$0.22	@	$0.15	$0.37	$(0.23)	$—	$—	$(0.23)
10/31/2012	$9.91	$0.53	@	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)
10/31/2011	$10.17	$0.54	@	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	@	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)
Class A
4/30/2013 (Unaudited)	$10.22	$0.20	@	$0.15	$0.35	$(0.21)	$—	$—	$(0.21)
10/31/2012	$9.91	$0.49	@	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
10/31/2011	$10.17	$0.50	@	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	@	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)
Class C
4/30/2013 (Unaudited)	$10.22	$0.16	@	$0.15	$0.31	$(0.17)	$—	$—	$(0.17)
10/31/2012	$9.91	$0.41	@	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)
10/31/2011	$10.17	$0.42	@	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	@	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)
High Income Bond Fund
Investor Class
4/30/2013 (Unaudited)	$9.46	$0.28	@	$0.39	$0.67	$(0.28)	$(0.11)	$—	$(0.39)
10/31/2012	$9.06	$0.58	@	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
10/31/2011	$9.49	$0.65	@	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
10/31/2010	$8.66	$0.76	@	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)
10/31/2009	$6.57	$0.74	@	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
10/31/2008	$9.00	$0.66	@	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)
Institutional Class
4/30/2013 (Unaudited)	$9.48	$0.29	@	$0.39	$0.68	$(0.29)	$(0.11)	$—	$(0.40)
10/31/2012	$9.07	$0.59	@	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
10/31/2011	$9.50	$0.64	@	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)
10/31/2010	$8.68	$0.77	@	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	@	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
4/30/2013 (Unaudited)	$—	$10.36	3.66%**	$381.4	.84%*	.70%*	4.39%*	35%**
10/31/2012	$—	$10.22	8.73%	$241.5	.91%	.70%	5.26%	112%
10/31/2011	$—	$9.91	3.16%	$181.5	.95%	.70%	5.39%	147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	6.24%**	$70.5	1.87%*	.70%*	5.28%*	112%**
Class A
4/30/2013 (Unaudited)	$—	$10.36	3.46%**	$62.3	1.22%*	1.07%*	4.00%*	35%**
10/31/2012	$—	$10.22	8.33%	$36.8	1.29%	1.07%	4.87%	112%
10/31/2011	$—	$9.91	2.77%	$22.7	1.34%	1.07%	5.00%	147%
Period from 12/29/2009^ to 10/31/2010	$—	$10.17	5.85%**	$12.9	2.21%*	1.07%*	4.87%*	112%**
Class C
4/30/2013 (Unaudited)	$—	$10.36	3.07%**	$32.4	1.97%*	1.82%*	3.21%*	35%**
10/31/2012	$—	$10.22	7.51%	$14.4	2.05%	1.82%	4.10%	112%
10/31/2011	$—	$9.91	1.98%	$7.8	2.06%	1.82%	4.22%	147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	5.39%**	$0.7	3.39%*	1.82%*	4.23%*	112%**
High Income Bond Fund
Investor Class
4/30/2013 (Unaudited)	$—	$9.74	7.24%**	$337.8	.85%*	.85%*	5.93%*	40%**
10/31/2012	$—	$9.46	12.17%	$340.5	.84%	.84%	6.29%	82%
10/31/2011	$—	$9.06	3.09%	$309.2	.86%	.86%	6.92%	88%
10/31/2010	$—	$9.49	19.71%	$363.6	.96%	.96%§	8.50%	144%
10/31/2009	$—	$8.66	44.38%	$422.2	1.04%	1.00%	9.90%	167%
10/31/2008	$0.01	$6.57	(20.86)%	$172.3	.92%	.92%	7.96%	115%
Institutional Class
4/30/2013 (Unaudited)	$—	$9.76	7.31%**	$2,530.9	.70%*	.70%*	6.08%*	40%**
10/31/2012	$—	$9.48	12.44%	$2,306.1	.70%	.70%	6.42%	82%
10/31/2011	$—	$9.07	3.23%	$1,514.7	.73%	.73%§	6.93%	88%
10/31/2010	$—	$9.50	19.81%	$266.2	.77%	.75%	8.55%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.68	20.23%**	$86.6	.91%*	.75%*	9.86%*	167%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
4/30/2013 (Unaudited)	$9.46	$0.27	@	$0.39	$0.66	$(0.27)	$(0.11)	$—	$(0.38)
10/31/2012	$9.06	$0.55	@	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
10/31/2011	$9.49	$0.62	@	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)
10/31/2010	$8.66	$0.70	@	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	@	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)
Class C
4/30/2013 (Unaudited)	$9.48	$0.23	@	$0.39	$0.62	$(0.23)	$(0.11)	$—	$(0.34)
10/31/2012	$9.07	$0.48	@	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
10/31/2011	$9.50	$0.54	@	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
10/31/2010	$8.67	$0.64	@	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	@	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)
Class R3
4/30/2013 (Unaudited)	$9.47	$0.26	@	$0.39	$0.65	$(0.26)	$(0.11)	$—	$(0.37)
10/31/2012	$9.06	$0.53	@	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)
10/31/2011	$9.49	$0.59	@	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
10/31/2010	$8.67	$0.69	@	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	@	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)
Class R6
Period from 3/15/2013^ to 4/30/2013 (Unaudited)	$9.59	$0.07	@	$0.16	$0.23	$(0.07)	$—	$—	$(0.07)
Municipal Intermediate Bond Fund
Investor Class
4/30/2013 (Unaudited)	$12.07	$0.13	@	$0.06	$0.19	$(0.13)	$(0.08)	$—	$(0.21)
10/31/2012	$11.58	$0.30	@	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
10/31/2011	$11.59	$0.35	@	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
10/31/2010	$11.22	$0.36	@	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)
10/31/2009	$10.60	$0.35	@	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
10/31/2008	$11.20	$0.41	@	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4/30/2013 (Unaudited)	$—	$9.74	7.11%**	$533.4	1.09%*	1.09	%*	5.69%*	40	%**
10/31/2012	$—	$9.46	11.90%	$505.3	1.08%	1.08%		6.01%	82%
10/31/2011	$—	$9.06	2.83%	$341.6	1.12%	1.12	%§	6.64%	88%
10/31/2010	$—	$9.49	19.52%	$277.5	1.16%	1.12%		7.75%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.66	19.69%**	$24.3	1.27%*	1.12	%*	9.19%*	167	%^^
Class C
4/30/2013 (Unaudited)	$—	$9.76	6.71%**	$70.6	1.83%*	1.83	%*	4.94%*	40	%**
10/31/2012	$—	$9.48	11.15%	$72.3	1.85%	1.85	%§	5.25%	82%
10/31/2011	$—	$9.07	2.06%	$46.9	1.87%	1.87%		5.82%	88%
10/31/2010	$—	$9.50	18.60%	$25.5	1.93%	1.87%		7.05%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.43%**	$2.6	2.02%*	1.87	%*	8.26%*	167	%^^
Class R3
4/30/2013 (Unaudited)	$—	$9.75	6.98%**	$11.2	1.33%*	1.33	%*	5.45%*	40	%**
10/31/2012	$—	$9.47	11.72%	$9.7	1.35%	1.35	%§	5.73%	82%
10/31/2011	$—	$9.06	2.58%	$3.0	1.37%	1.37	%§	6.32%	88%
10/31/2010	$—	$9.49	19.08%	$0.5	1.72%	1.37%		7.60%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.76%**	$0.1	5.53%*	1.37	%*	9.29%*	167	%^^
Class R6
Period from 3/15/2013^ to 4/30/2013 (Unaudited)	$—	$9.75	2.45%**	$61.7	.65%*	.65	%*	5.99%*	40	%^^**
Municipal Intermediate Bond Fund
Investor Class
4/30/2013 (Unaudited)	$—	$12.05	1.56%**	$20.8	.83%*	.65	%*	2.15%*	28	%**
10/31/2012	$—	$12.07	7.49%	$20.8	.88%	.65%		2.55%	54%
10/31/2011	$—	$11.58	3.53%	$116.4	.98%	.65%		3.10%	79%
10/31/2010	$—	$11.59	6.56%	$118.8	1.01%	.65%		3.12%	101%
10/31/2009	$—	$11.22	9.42%	$92.3	1.12%	.65%		3.15%	146%
10/31/2008	$—	$10.60	(1.74)%	$25.6	1.24%	.64%		3.65%	39%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
4/30/2013 (Unaudited)	$12.06	$0.14	@	$0.06	$0.20	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2012	$11.57	$0.30	@	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)
10/31/2011	$11.59	$0.36	@	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	@	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)
Class A
4/30/2013 (Unaudited)	$12.06	$0.11	@	$0.07	$0.18	$(0.12)	$(0.08)	$—	$(0.20)
10/31/2012	$11.58	$0.25	@	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2011	$11.60	$0.33	@	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	@	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)
Class C
4/30/2013 (Unaudited)	$12.06	$0.07	@	$0.06	$0.13	$(0.07)	$(0.08)	$—	$(0.15)
10/31/2012	$11.58	$0.17	@	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
10/31/2011	$11.59	$0.23	@	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	@	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)
New York Municipal Income Fund
Institutional ClassØØ
Period from 3/1/2013ß to 4/30/2013 (Unaudited)	$17.80	$0.07	@	$0.04	$0.11	$(0.07)	$—	$—	$(0.07)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
2/28/2012	$17.40	$0.35		$0.35	$0.70	$(0.35)	$—	$—	$(0.35)
2/28/2011	$17.60	$0.37		$(0.17)	$0.20	$(0.37)	$(0.03)	$—	$(0.40)
2/28/2010	$17.34	$0.40		$0.28	$0.68	$(0.40)	$(0.02)	$—	$(0.42)
2/28/2009	$16.97	$0.47		$0.37	$0.84	$(0.47)	$—	$—	$(0.47)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
4/30/2013 (Unaudited)	$—	$12.04	1.64%**	$136.5	.67%*	.50%*	2.31%*	28%**
10/31/2012	$—	$12.06	7.65%	$124.7	.70%	.50%	2.53%	54%
10/31/2011	$—	$11.57	3.60%	$6.8	.77%	.50%	3.19%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	3.25%**	$0.1	26.10%*	.50%*	3.30%*	101%^^
Class A
4/30/2013 (Unaudited)	$—	$12.04	1.45%**	$6.5	1.05%*	.87%*	1.92%*	28%**
10/31/2012	$—	$12.06	7.16%	$3.4	1.15%	.87%	2.11%	54%
10/31/2011	$—	$11.58	3.22%	$0.2	1.87%	.87%	2.91%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.60	3.20%**	$0.2	23.88%*	.87%*	3.00%*	101%^^
Class C
4/30/2013 (Unaudited)	$—	$12.04	1.08%**	$1.7	1.83%*	1.62%*	1.18%*	28%**
10/31/2012	$—	$12.06	6.37%	$1.5	1.95%	1.62%	1.44%	54%
10/31/2011	$—	$11.58	2.54%	$0.6	2.39%	1.62%	1.99%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	2.83%**	$0.1	22.28%*	1.62%*	2.14%*	101%^^
New York Municipal Income Fund
Institutional ClassØØ
Period from 3/1/2013ß to 4/30/2013 (Unaudited)	$—	$17.84	.60%**	$76.1	.95%*	.95%*	2.28%*	25%**
2/28/2013	$—	$17.80	2.01%	$36.2	1.06%	1.06%	1.71%	28%
2/28/2012	$—	$17.75	4.05%	$37.6	1.07%	1.07%	1.99%	19%
2/28/2011	$—	$17.40	1.08%	$38.2	1.16%	1.16%	2.07%	25%
2/28/2010	$—	$17.60	3.97%	$40.0	1.41%	1.41%	2.28%	18%
2/28/2009	$—	$17.34	5.01%	$40.3	1.31%	1.31%	2.74%	75%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund
Investor Class
4/30/2013 (Unaudited)	$8.02	$0.03	@	$0.05	$0.08	$(0.06)	$—	$—	$(0.06)
10/31/2012	$7.88	$0.12	@	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
10/31/2011	$8.09	$0.15	@	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
10/31/2010	$7.83	$0.17	@	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
10/31/2009	$7.91	$0.35	@	$(0.05)	$0.30	$(0.38)	$—	$—	$(0.38)
10/31/2008	$9.13	$0.41	@	$(1.18)	$(0.77)	$(0.45)	$—	$—	$(0.45)
Trust Class
4/30/2013 (Unaudited)	$7.65	$0.03	@	$0.03	$0.06	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.11	@	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.71	$0.14	@	$(0.13)	$0.01	$(0.21)	$—	$—	$(0.21)
10/31/2010	$7.46	$0.16	@	$0.35	$0.51	$(0.26)	$—	$—	$(0.26)
10/31/2009	$7.54	$0.33	@	$(0.06)	$0.27	$(0.35)	$—	$—	$(0.35)
10/31/2008	$8.70	$0.38	@	$(1.12)	$(0.74)	$(0.42)	$—	$—	$(0.42)
Institutional Class
4/30/2013 (Unaudited)	$8.02	$0.04	@	$0.04	$0.08	$(0.07)	$—	$—	$(0.07)
10/31/2012	$7.88	$0.13	@	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2011	$8.09	$0.17	@	$(0.14)	$0.03	$(0.24)	$—	$—	$(0.24)
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	@	$0.16	$0.22	$(0.10)	$—	$—	$(0.10)
Class A
4/30/2013 (Unaudited)	$7.64	$0.02	@	$0.05	$0.07	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.08	@	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.72	$0.13	@	$(0.14)	$(0.01)	$(0.20)	$—	$—	$(0.20)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	@	$0.15	$0.20	$(0.08)	$—	$—	$(0.08)
Class C
4/30/2013 (Unaudited)	$7.65	$(0.01	)@	$0.04	$0.03	$(0.02)	$—	$—	$(0.02)
10/31/2012	$7.51	$0.04	@	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
10/31/2011	$7.72	$0.07	@	$(0.13)	$(0.06)	$(0.15)	$—	$—	$(0.15)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	@	$0.15	$0.18	$(0.06)	$—	$—	$(0.06)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund
Investor Class
4/30/2013 (Unaudited)	$—	$8.04	1.01%**	$35.8	1.16%*	.70%*	.77%*	47%**
10/31/2012	$—	$8.02	4.09%	$38.8	1.17%	.70%	1.50%	74%
10/31/2011	$—	$7.88	.20%	$44.1	1.25%	.71%	1.93%	84%
10/31/2010	$—	$8.09	7.08%	$56.1	1.27%	.70%	2.19%	69%
10/31/2009	$—	$7.83	4.18%	$52.6	1.18%	.70%	4.73%	48%
10/31/2008	$—	$7.91	(8.70)%	$61.6	.95%	.70%	4.73%	10%
Trust Class
4/30/2013 (Unaudited)	$—	$7.66	.84%**	$4.5	1.32%*	.80%*	.66%*	47%**
10/31/2012	$—	$7.65	4.08%	$5.6	1.34%	.80%	1.40%	74%
10/31/2011	$—	$7.51	.10%	$6.4	1.41%	.80%	1.83%	84%
10/31/2010	$—	$7.71	7.01%	$9.4	1.48%	.80%	2.09%	69%
10/31/2009	$—	$7.46	4.02%	$8.1	1.58%	.80%	4.62%	48%
10/31/2008	$—	$7.54	(8.76)%	$9.3	1.27%	.80%	4.64%	10%
Institutional Class
4/30/2013 (Unaudited)	$—	$8.03	.99%**	$23.2	.96%*	.50%*	.97%*	47%**
10/31/2012	$—	$8.02	4.30%	$22.2	.98%	.51%	1.65%	74%
10/31/2011	$—	$7.88	.40%	$17.9	1.03%	.51%	2.09%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$8.09	2.73%**	$0.0	33.53%*	.50%*	2.16%*	69%^^
Class A
4/30/2013 (Unaudited)	$—	$7.66	.94%**	$4.1	1.34%*	.87%*	.60%*	47%**
10/31/2012	$—	$7.64	3.87%	$2.3	1.41%	.88%	1.07%	74%
10/31/2011	$—	$7.51	(.10)%	$0.2	1.50%	.87%	1.75%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.67%**	$0.1	26.42%*	.87%*	1.83%*	69%^^
Class C
4/30/2013 (Unaudited)	$—	$7.66	.44%**	$1.4	2.10%*	1.62%*	(.14 )%*	47%**
10/31/2012	$—	$7.65	3.23%	$1.7	2.12%	1.63%	.51%	74%
10/31/2011	$—	$7.51	(.84)%	$1.0	2.17%	1.62%	.97%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.39%**	$0.0	34.63%*	1.62%*	1.04%*	69%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Short Duration High Income Fund
Institutional Class
4/30/2013 (Unaudited)	$10.01	$0.23	@	$0.25	$0.48	$(0.23)	$(0.03)	$—		$(0.26)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—		$(0.03)
Class A
4/30/2013 (Unaudited)	$10.01	$0.20	@	$0.26	$0.46	$(0.21)	$(0.03)	$—		$(0.24)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—		$(0.03)
Class C
4/30/2013 (Unaudited)	$10.01	$0.17	@	$0.26	$0.43	$(0.18)	$(0.03)	$—		$(0.21)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	@	$0.01	$0.03	$(0.02)	$—	$—		$(0.02)
Strategic Income Fund
Trust Class
4/30/2013 (Unaudited)	$11.67	$0.17	@	$0.17	$0.34	$(0.20)	$(0.23)	$—		$(0.43)
10/31/2012	$10.98	$0.37	@	$0.85	$1.22	$(0.41)	$(0.12)	$—		$(0.53)
10/31/2011	$11.23	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—		$(0.63)
10/31/2010	$10.58	$0.49	@	$0.81	$1.30	$(0.52)	$(0.13)	$—		$(0.65)
10/31/2009	$8.77	$0.43	@	$1.78	$2.21	$(0.40)	$—	$—		$(0.40)
10/31/2008	$10.38	$0.42	@	$(1.05)	$(0.63)	$(0.27)@	$(0.61)@	$(0.10	)@	$(0.98)
Institutional Class
4/30/2013 (Unaudited)	$11.67	$0.19	@	$0.17	$0.36	$(0.22)	$(0.23)	$—		$(0.45)
10/31/2012	$10.98	$0.41	@	$0.85	$1.26	$(0.45)	$(0.12)	$—		$(0.57)
10/31/2011	$11.23	$0.46	@	$(0.04)	$0.42	$(0.48)	$(0.19)	$—		$(0.67)
10/31/2010	$10.58	$0.53	@	$0.81	$1.34	$(0.56)	$(0.13)	$—		$(0.69)
10/31/2009	$8.78	$0.45	@	$1.79	$2.24	$(0.44)	$—	$—		$(0.44)
10/31/2008	$10.38	$0.44	@	$(1.02)	$(0.58)	$(0.31)@	$(0.61)@	$(0.10	)@	$(1.02)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration High Income Fund
Institutional Class
4/30/2013 (Unaudited)	$—	$10.23	4.87%**	$36.5	1.90	%*	.75	%*	4.52	%*	45	%**
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.38%**	$25.0	4.24	%*Ø	.71	%*Ø	3.24	%*Ø	35	%**
Class A
4/30/2013 (Unaudited)	$—	$10.23	4.68%**	$0.5	4.38	%*	1.12	%*	4.08	%*	45	%**
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.36%**	$0.1	4.79	%*Ø	1.02	%*Ø	3.18	%*Ø	35	%**
Class C
4/30/2013 (Unaudited)	$—	$10.23	4.29%**	$0.0	13.33	%*	1.87	%*	3.41	%*	45	%**
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.30%**	$0.0	5.89	%*Ø	1.60	%*Ø	2.13	%*Ø	35	%**
Strategic Income Fund
Trust Class
4/30/2013 (Unaudited)	$—	$11.58	2.97%**	$40.0	1.18	%*	1.10	%*	2.98	%*	153	%[a]**
10/31/2012	$—	$11.67	11.46%	$26.6	1.20%		1.10%		3.28%		329%[a]
10/31/2011	$—	$10.98	3.60%	$19.4	1.26%		1.10%		3.86%		265%[a]
10/31/2010	$—	$11.23	12.78%	$16.3	1.36%		1.10%		4.56%		238%[a]
10/31/2009	$—	$10.58	25.66%	$6.7	3.00%		1.10%		4.32%		322%[a]
10/31/2008	$—	$8.77	(6.54)%	$0.3	9.14%		1.14%		4.36%		323%[a]
Institutional Class
4/30/2013 (Unaudited)	$—	$11.58	3.15%**	$776.8	.82	%*	.75	%*	3.32	%*	153	%[a]**
10/31/2012	$—	$11.67	11.85%	$526.3	.84%		.75%		3.61%		329%[a]
10/31/2011	$—	$10.98	3.96%	$210.8	.90%		.75%		4.20%		265%[a]
10/31/2010	$—	$11.23	13.17%	$118.8	.96%		.75%		4.88%		238%[a]
10/31/2009	$—	$10.58	25.97%	$18.7	2.47%		.75%		4.59%		322%[a]
10/31/2008	$—	$8.78	(6.09)%	$4.6	4.03%		.83%		4.54%		323%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Class A
4/30/2013 (Unaudited)	$11.68	$0.16	@	$0.18	$0.34	$(0.20)	$(0.23)	$—		$(0.43)
10/31/2012	$10.99	$0.36	@	$0.86	$1.22	$(0.41)	$(0.12)	$—		$(0.53)
10/31/2011	$11.24	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—		$(0.63)
10/31/2010	$10.59	$0.48	@	$0.81	$1.29	$(0.51)	$(0.13)	$—		$(0.64)
10/31/2009	$8.78	$0.43	@	$1.77	$2.20	$(0.39)	$—	$—		$(0.39)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	@	$(0.78)	$(0.42)	$(0.28)@	$(0.61)@	$(0.10	)@	$(0.99)
Class C
4/30/2013 (Unaudited)	$11.67	$0.13	@	$0.17	$0.30	$(0.16)	$(0.23)	$—		$(0.39)
10/31/2012	$10.98	$0.28	@	$0.86	$1.14	$(0.33)	$(0.12)	$—		$(0.45)
10/31/2011	$11.23	$0.34	@	$(0.04)	$0.30	$(0.36)	$(0.19)	$—		$(0.55)
10/31/2010	$10.58	$0.41	@	$0.81	$1.22	$(0.44)	$(0.13)	$—		$(0.57)
10/31/2009	$8.78	$0.36	@	$1.76	$2.12	$(0.32)	$—	$—		$(0.32)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	@	$(0.77)	$(0.48)	$(0.22)@	$(0.61)@	$(0.10	)@	$(0.93)
Class R6
Period from 3/15/2013 ^ to 4/30/2013 (Unaudited)	$11.44	$0.05	@	$0.15	$0.20	$(0.06)	$—	$—		$(0.06)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4/30/2013 (Unaudited)	$—	$11.59	2.94	%**	$364.4	1.22%*	1.15%*	2.88%*	153	%[a]**
10/31/2012	$—	$11.68	11.39%		$309.1	1.24%	1.15%	3.22%	329%[a]
10/31/2011	$—	$10.99	3.55%		$196.0	1.31%	1.15%	3.79%	265%[a]
10/31/2010	$—	$11.24	12.72%		$142.9	1.37%	1.15%	4.44%	238%[a]
10/31/2009	$—	$10.59	25.51%		$68.2	1.93%	1.15%	4.25%	322%[a]
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(4.64	)%**	$0.2	7.52%*	1.20%*	4.36%*	323	%^^a
Class C
4/30/2013 (Unaudited)	$—	$11.58	2.59	%**	$220.0	1.95%*	1.85%*	2.19%*	153	%[a]**
10/31/2012	$—	$11.67	10.62%		$184.8	1.97%	1.85%	2.52%	329%[a]
10/31/2011	$—	$10.98	2.83%		$120.9	2.03%	1.85%	3.09%	265%[a]
10/31/2010	$—	$11.23	11.93%		$93.3	2.10%	1.85%	3.75%	238%[a]
10/31/2009	$—	$10.58	24.47%		$36.2	2.55%	1.85%	3.53%	322%[a]
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(5.22	)%**	$0.1	8.75%*	1.90%*	3.56%*	323	%^^a
Class R6
Period from 3/15/2013 ^ to 4/30/2013 (Unaudited)	$—	$11.58	1.75	%**	$8.1	6.96%*	.68%*	3.32%*	153	%^^a

Notes to Financial Highlights Income Funds (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return. The class action proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management (or, for certain Funds, as indicated below in footnote §, after repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable). The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009		2008
Core Bond Fund Investor Class	.85%		.85%		.85%		.85%		.86%		.85%
Core Bond Fund Institutional Class	.45%		.45%		.45%		.45%		.45%		.45%
Core Bond Fund Class A	.85%		.85%		.85%		.85%		.85%		.85	%(1)
Core Bond Fund Class C	1.60%		1.60%		1.60%		1.60%		1.61%		1.60	%(1)
Floating Rate Income Fund Institutional Class	.70%		.70%		.70%		.70	%(4)	—		—
Floating Rate Income Fund Class A	1.07%		1.07%		1.07%		1.07	%(3)	—		—
Floating Rate Income Fund Class C	1.82%		1.82%		1.82%		1.82	%(4)	—		—
High Income Bond Fund Investor Class	.85%		.84%		.86%		.96%		1.00%		.92%
High Income Bond Fund Institutional Class	.70%		.70%		.73%		.75%		.75	%(2)	—
High Income Bond Fund Class A	1.09%		1.08%		1.12%		1.12%		1.12	%(2)	—
High Income Bond Fund Class C	1.83%		1.85%		1.87%		1.87%		1.87	%(2)	—
High Income Bond Fund Class R3	1.33%		1.35%		1.37%		1.37%		1.37	%(2)	—
High Income Bond Fund Class R6	.65	%(8)	—		—		—		—		—
Municipal Intermediate Bond Fund Investor Class	.65%		.65%		.65%		.65%		.65%		.66%
Municipal Intermediate Bond Fund Institutional Class	.50%		.50%		.50%		.50	%(5)	—		—
Municipal Intermediate Bond Fund Class A	.87%		.87%		.87%		.87	%(5)	—		—
Municipal Intermediate Bond Fund Class C	1.62%		1.62%		1.62%		1.62	%(5)	—		—
New York Municipal Income Fund Institutional Class(9)	.95	%(7)	1.06	%(9)	1.07	%(9)	1.16	%(9)	1.41	%(9)	1.34	%(9)
Short Duration Bond Fund Investor Class	.70%		.70%		.71%		.70%		.70%		.70%
Short Duration Bond Fund Trust Class	.80%		.80%		.80%		.80%		.80%		.80%

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011	2010		2009	2008
Short Duration Bond Fund Institutional Class	.50%		.51%		.51%	.50	%(5)	—	—
Short Duration Bond Fund Class A	.87%		.88%		.87%	.87	%(5)	—	—
Short Duration Bond Fund Class C	1.62%		1.63%		1.62%	1.62	%(5)	—	—
Short Duration High Income Fund Institutional Class	.75%		.71	%(6)	—	—		—	—
Short Duration High Income Fund Class A	1.12%		1.02	%(6)	—	—		—	—
Short Duration High Income Fund Class C	1.87%		1.60	%(6)	—	—		—	—
Strategic Income Fund Trust Class	1.10%		1.10%		1.10%	1.10%		1.10%	1.15%
Strategic Income Fund Institutional Class	.75%		.75%		.75%	.75%		.75%	.84%
Strategic Income Fund Class A	1.15%		1.15%		1.15%	1.15%		1.15%	1.21	%(1)
Strategic Income Fund Class C	1.85%		1.85%		1.85%	1.85%		1.85%	1.91	%(1)
Strategic Income Fund Class R6	.68	%(8)	—		—	—		—	—

(1)  Period from December 20, 2007 to October 31, 2008.

(2)  Period from May 27, 2009 to October 31, 2009.

(3)  Period from December 29, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(4)  Period from December 30, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(5)  Period from June 21, 2010 to October 31, 2010.

(6)  Period from September 28, 2012 to October 31, 2012. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(7)  Period from March 1, 2013 to April 30, 2013.

(8)  Period from March 15, 2013 to April 30, 2013.

(9)  Expense ratios disclosed for prior years represent the Predecessor Fund's Builder Class financial information and are for the years ended: February 28, 2013, February 29, 2012, February 28, 2011, February 28, 2010 and February 28, 2009. The Fund's fiscal year end changed to October 31 this fiscal period (see Note G).

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,		Year Ended October 31,
	2013	2012	2011	2010
High Income Bond Fund Investor Class	—	—	—	.93%
High Income Bond Fund Institutional Class	—	—	.72%	—
High Income Bond Fund Class A	—	—	1.11%	—
High Income Bond Fund Class C	—	1.84%	—	—
High Income Bond Fund Class R3	—	1.33%	1.36%	—

Notes to Financial Highlights (Unaudited) (cont'd)

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated based on the average number of shares outstanding during the fiscal period.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2008 for Core Bond and Strategic Income (Class A and C), for the year ended October 31, 2009 for High Income (Institutional Class, Class A, Class C and Class R3) and for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C), and for the six months ended April 30, 2013 for High Income and Strategic Income (Class R6).

a  The portfolio turnover rates not including mortgage dollar roll transactions were 77%, 162%, 115%, 112%, 238% and 104% for the six months ended April 30, 2013 and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008 for Core Bond and 60%, 157%, 122%, 152%, 182%, and 145% for the six months ended April 30, 2013 and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008 for Strategic Income, respectively.

ø  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

øø  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended April 30, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income, thereafter.

ß  Start of fiscal year due to change in fiscal year end. See Note G in Notes to Financial Statements for more information.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on August 23, 2012, the Board of Trustees of Neuberger Berman Income Funds ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Income Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman New York Municipal Income Fund (the "Fund"). At this meeting, Management explained to the Board its intention to have the Fund acquire the assets of the Empire Builder Tax Free Bond Fund ("Empire Builder Fund") in a tax-free reorganization, subject to the Board's approval and the approval of the Empire Builder Fund's Board of Trustees and shareholders.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and met with senior representatives of Management regarding their personnel, operations and financial condition as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger Berman Fixed Income LLC ("NBFI"); (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the nature, extent and quality of the services provided, the Board considered the experience of the portfolio management personnel of Management and NBFI who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant compliance problems. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the Empire Builder Fund's fee structure prior to the proposed reorganization and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the fees charged to another fund managed in a similar style and the extent to which the services provided to that fund were or were not comparable to those that would be provided to the Fund.

The Board reviewed a comparison of the Fund's management fee and projected overall expense ratio for the Institutional Class to the current expense ratio for each class of Empire Builder Fund, and noted that the Fund's total projected expense ratio for the Fund's Institutional Class is lower than the current expense ratio for each class of Empire Builder Fund. In addition, the Board considered the contractual limits on the Fund's expenses undertaken by Management for the Fund, including that Management agreed to cap the Fund's total expenses for a period of three years. The Board was advised that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it seemed too soon to have a sense about economies at the start up phase of a fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

This page has been left blank intentionally

Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0314 06/13

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha C. Goss, George W. Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 1, 2013

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 1, 2013